                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       DELAWARE GROUP ADVISER FUNDS, INC.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        DELAWARE GROUP CASH RESERVE, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       DELAWARE GROUP EQUITY FUNDS I, INC.
                       -----------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      DELAWARE GROUP EQUITY FUNDS II, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      DELAWARE GROUP EQUITY FUNDS III, INC.
                      -------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      DELAWARE GROUP EQUITY FUNDS IV, INC.
                      ------------------------------------
               (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       DELAWARE GROUP EQUITY FUNDS V, INC.
                       -----------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                         DELAWARE GROUP FOUNDATION FUNDS
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                      DELAWARE GROUP GOVERNMENT FUND, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        DELAWARE GROUP INCOME FUNDS, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

               DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        DELAWARE GROUP PREMIUM FUND, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                   DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                    DELAWARE GROUP TAX-FREE MONEY FUND, INC.
                    ----------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       DELAWARE GROUP TAX-FREE FUND, INC.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           DELAWARE POOLED TRUST, INC.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4. Proposed maximum aggregate value of transaction:

     5. Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:________________________________________________

     2.  Form, Schedule or Registration Statement No.:__________________________

     3.  Filing Party:__________________________________________________________

     4.  Date Filed:____________________________________________________________

DELAWARE(SM)
INVESTMENTS
-----------
                                                               January 21, 1999


Dear Shareholder:


A Joint Annual/Special Meeting of Shareholders of certain funds within the Delaware Investments family of funds is being held in Philadelphia on March 17, 1999. We ask that you take the time to review the enclosed proxy statement and provide us with your vote on the important issues affecting your fund.


The enclosed proxy statement describes seven separate proposals. Certain proposals affect only some of the funds. Others affect each of the funds. In addition to the election of Board members and ratification of the selection of auditors, the proxy statement includes proposals to change the designation of investment objectives and current investment restrictions for funds from "fundamental" to "non-fundamental," as well as a proposal to adopt for the funds new standardized "fundamental" investment restrictions. The proposed changes will allow the Boards to modify the investment objectives and "non-fundamental" restrictions in the future without the delay and expense of holding a shareholder meeting.

The proxy statement also contains proposals to approve new, standardized investment management agreements which contain fee increases for some funds and, for others, fee decreases or potential fee decreases. Also, new standardized sub-advisory agreements are proposed for the funds having those arrangements. Finally, shareholders are being asked to approve management's proposal to restructure the funds into Delaware business trusts to enable the funds to benefit from various advantages under Delaware law.


We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and mark, sign and return your proxy card (or cards) in the enclosed postage-paid envelope. You may also call toll-free to vote by telephone, or you may vote using the internet. The insert accompanying this proxy statement describes how to vote using these methods.


If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares and will review with you the various ways in which you can register your vote.


Thank you for taking this matter seriously and participating in this important process.



Sincerely,


/s/ Jeffrey J. Nick
-------------------
Jeffrey J. Nick
Chairman, President and Chief Executive Officer

               QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT


We encourage you to read the attached proxy statement in full; however, the following are some typical questions that shareholders might have regarding this proxy statement.


Q: WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY STATEMENT?

Investment companies are required to obtain shareholders' votes for certain types of action. As a shareholder, you have a right to vote on certain major policy decisions, such as those included here.


Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY STATEMENT?

There are seven different proposals presented here and they are outlined in the Notice at the beginning of the proxy statement. The Notice describes which proposals apply to which funds.


Q: HOW WOULD THE BROAD-BASED PROPOSALS AFFECT ME AS A FUND SHAREHOLDER?

o Changing the designation of a fund's investment objective from "fundamental" to "non-fundamental" will not alter any fund's current investment objective, but it will allow a fund's Board to make future adjustments to the investment objective without having to obtain shareholder approval. Shareholders would, however, receive advance written notice of any proposed changes. Management does not currently intend to recommend any material changes to the investment objective of any fund.

o Adopting a standardized list of "fundamental" investment restrictions across all funds would modernize the restrictions to meet all current regulatory requirements and would provide operational efficiencies and make it easier to monitor compliance with these restrictions.

o Designating all existing investment restrictions as "non-fundamental" would not change the way a fund is currently managed or operated, but would allow a fund's Board to analyze and approve changes to the fund's existing investment restrictions, without having to obtain additional shareholder approval. Over time, management expects to recommend that the Board evaluate each fund's investment restrictions so that those restrictions can be modernized and standardized, if appropriate.

o Approval of the proposed fee increases, fee decreases or potential fee decreases through the introduction of breakpoints for certain funds would ensure management fee levels that will enable those funds to have competitive fee structures and continue to receive high quality investment management services.

o Approval of new standardized investment management agreements for each fund (and standardized sub-advisory agreements where applicable) would help provide operational efficiencies.

o The restructuring of funds from their current form of organization into Delaware business trusts would provide both consistency across the Delaware Investments fund family and greater flexibility of fund operations.


Q: HOW DO THE BOARD MEMBERS FOR MY FUND RECOMMEND THAT I VOTE?

The Board members for all the funds recommend that you vote in favor of, or FOR, all of the proposals described above.


Q: WHOM DO I CALL FOR MORE INFORMATION ON HOW TO PLACE MY VOTE?

Please call your fund at 1-800-523-1918 for additional information on how to place your vote.

                                  PLEASE VOTE

                             YOUR VOTE IS IMPORTANT

                               TABLE OF CONTENTS



                                                                                             Page
                                                                                            -----
NOTICE OF JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
 Proposal One:   To Elect a Board of Directors or Trustees for the Company                     3
 Proposal Two:   To Approve the Redesignation of the Fund's Investment Objective
                 from Fundamental to Non-Fundamental                                           7
 Proposal Three: To Approve Standardized Fundamental Investment Restrictions
                 for the Fund (Includes Seven Sub-Proposals)                                   8
                 3A: Industry Concentration                                                   10
                 3B: Borrowing Money and Issuing Senior Securities                            11
                 3C: Underwriting of Securities                                               12
                 3D: Investing in Real Estate                                                 12
                 3E: Investing in Commodities                                                 13
                 3F: Making Loans                                                             13
                 3G: Redesignation of all Current Fundamental Investment
                     Restrictions as Non-Fundamental                                          14
 Proposal Four:  To Approve a New Investment Management Agreement for the Fund                15
 Proposal Five:  To Approve a New Sub-Advisory Agreement for the Fund                         25
 Proposal Six:   To Ratify the Selection of Ernst & Young LLP as Independent Auditors
                 for the Company                                                              27
 Proposal Seven: To Approve the Restructuring of the Company from its Current Form of
                 Organization into a Delaware Business Trust                                  27

EXHIBITS
 Exhibit A:    Outstanding Shares as of Record Date (December 21, 1998)                      A-1
 Exhibit B:    Shareholders Owning 5% or More of a Fund as of October 31, 1998               B-1
 Exhibit C:    Years That Directors or Trustees First Took Office                            C-1
 Exhibit D:    Executive Officers of the Companies                                           D-1
 Exhibit E:    Shareholdings by Directors or Trustees and Nominees in the
                 Delaware Investments Funds as of October 31, 1998                           E-1
 Exhibit F:    Lists of Current Fundamental Investment Restrictions                          F-1
 Exhibit G:    Information Relating to Investment Management and Sub-Advisory
                 Agreements                                                                  G-1
 Exhibit H:    Actual and Hypothetical Expense Tables and Examples                           H-1
 Exhibit I:    Similar Funds Managed by the Investment Managers and Sub-Advisers             I-1
 Exhibit J:    Form of Investment Management Agreement                                       J-1
 Exhibit K:    Form of Sub-Advisory Agreement                                                K-1
 Exhibit L:    Form of Agreement and Plan of Reorganization                                  L-1
 Exhibit M:    Comparison and Significant Differences Between Delaware
                 Business Trusts and Maryland Corporations                                   M-1
 Exhibit N:    Comparison and Significant Differences Between Delaware
                 Business Trusts and Pennsylvania Common Law Trusts                          N-1

DELAWARE(SM)
INVESTMENTS
------------
                                                             1818 Market Street
                                                         Philadelphia, PA 19103


                         Combined Proxy Statement and
            Notice of Joint Annual/Special Meeting of Shareholders
                         to be Held on March 17, 1999
To the Shareholders of:

Delaware Group Adviser Funds, Inc.                         Delaware Group Government Fund, Inc.
    New Pacific Fund                                           U.S. Government Fund
    Overseas Equity Fund                                   Delaware Group Income Funds, Inc.
    U.S. Growth Fund                                           Corporate Bond Fund
Delaware Group Cash Reserve, Inc.                              Delchester Fund
Delaware Group Equity Funds I, Inc.                            Extended Duration Bond Fund
    Delaware Balanced Fund (formerly                           High-Yield Opportunities Fund
      Delaware Fund)                                           Strategic Income Fund
    Devon Fund                                            Delaware Group Limited-Term Government
Delaware Group Equity Funds II, Inc.                           Funds, Inc.
    Blue Chip Fund                                             Limited-Term Government Fund
    Decatur Income Fund*                                  Delaware Group Premium Fund, Inc.
    Decatur Total Return Fund*                                 Capital Reserves Series
    Diversified Value Fund                                     Cash Reserve Series
    Social Awareness Fund                                      Convertible Securities Series
Delaware Group Equity Funds III, Inc.                          Decatur Total Return Series
    Trend Fund                                                 Delaware Series
Delaware Group Equity Funds IV, Inc.                           DelCap Series
    Capital Appreciation Fund                                  Delchester Series
    DelCap Fund                                                Devon Series
Delaware Group Equity Funds V, Inc.                            Emerging Markets Series
    Small Cap Value Fund                                       Global Bond Series
    Retirement Income Fund                                     International Equity Series
Delaware Group Foundation Funds                                REIT Series
    Balanced Portfolio                                         Small Cap Value Series
    Growth Portfolio                                           Social Awareness Series
    Income Portfolio                                           Strategic Income Series
Delaware Group Global & International                          Trend Series
    Funds, Inc.                                            Delaware Group State Tax-Free Income Trust
    Emerging Markets Fund                                      Tax-Free New Jersey Fund
    Global Equity Fund (formerly Global                        Tax-Free Ohio Fund
      Assets Fund)                                             Tax-Free Pennsylvania Fund
    Global Bond Fund                                       Delaware Group Tax-Free Money Fund, Inc.
    Global Opportunities Fund (formerly                    Delaware Group Tax-Free Fund, Inc.
      Global Equity Fund)                                      Tax-Free Insured Fund
    International Equity Fund                                  Tax-Free USA Fund
    International Small Cap Fund                               Tax-Free USA Intermediate Fund
                                                           Delaware Pooled Trust, Inc.
                                                               The Real Estate Investment Trust Portfolio

* Effective January 29, 1999, Decatur Income Fund will be known as Decatur Equity Income Fund and Decatur Total Return Fund will be known as Growth and Income Fund.

This is your official Notice that a Joint Annual/Special Meeting of Shareholders of each open-end registered investment company within the Delaware Investments family listed in bold faced type above (each a "Company") will be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania. Each separate fund within a Company may be referred to as a "Fund." The purpose of the meeting is to consider and act upon the following Proposals and Sub-Proposals that apply either to particular Companies or Funds, and to transact any other business that properly comes before the meeting and any adjournments thereof.

Proposal One: To Elect a Board of Directors
or Trustees for the Company .................   Proposal One applies to all Companies.

Proposal Two: To Approve the Redesignation
of the Fund's Investment Objective from
Fundamental to Non-Fundamental ..............   Proposal Two applies to all Funds except the following,
                                                because the following Funds' investment objectives are
                                                already non-fundamental:
                                                Delaware Group Equity Funds II, Inc.
                                                 Diversified Value Fund
                                                Delaware Group Equity Funds IV, Inc.
                                                 Capital Appreciation Fund
                                                Delaware Group Equity Funds V, Inc.
                                                 Retirement Income Fund
                                                Delaware Group Foundation Funds
                                                 Balanced Portfolio
                                                 Growth Portfolio
                                                 Income Portfolio
                                                Delaware Group Income Funds, Inc.
                                                 Corporate Bond Fund
                                                 Extended Duration Bond Fund
                                                 High-Yield Opportunities Fund
                                                Delaware Group Premium Fund, Inc.
                                                 REIT Series
Proposal Three: To Approve Standardized
Fundamental Investment Restrictions for the
Fund (Includes Seven Sub-Proposals) .........   Each Sub-proposal applies to all Funds except the follow-
                                                ing, because the following Funds already have the pro-
                                                posed standardized restrictions:
 3A: Industry Concentration                       Delaware Group Equity Funds II, Inc.
 3B: Borrowing Money and Issuing Senior            Diversified Value Fund
     Securities                                   Delaware Group Income Funds, Inc.
 3C: Underwriting of Securities                    Corporate Bond Fund
 3D: Investing in Real Estate                      Extended Duration Bond Fund
 3E: Investing in Commodities
 3F: Making Loans
 3G: Redesignation of all Current Fundamental
     Investment Restrictions as
     Non-Fundamental


Proposal Four: To Approve a New Investment
Management Agreement for the Fund ...................   Proposal Four applies to all Funds.

Proposal Five: To Approve a New Sub-Advisory
Agreement for the Fund ..............................   Proposal Five applies only to the following Funds:
                                                        Delaware Group Adviser Funds, Inc.
                                                         New Pacific Fund
                                                         Overseas Equity Fund
                                                         U.S. Growth Fund
                                                        Delaware Group Equity Funds II, Inc.
                                                         Blue Chip Fund
                                                         Social Awareness Fund
                                                        Delaware Group Global & International Funds, Inc.
                                                         Global Equity Fund (formerly Global Assets Fund)
                                                         Global Opportunities Fund (formerly Global Equity
                                                          Fund)
                                                        Delaware Group Income Funds, Inc.
                                                         Strategic Income Fund
                                                        Delaware Group Premium Fund, Inc.
                                                         REIT Series
                                                         Social Awareness Series
                                                         Strategic Income Series
                                                        Delaware Pooled Trust, Inc.
                                                         The Real Estate Investment Trust Portfolio
Proposal Six: To Ratify the Selection of Ernst
& Young LLP as Independent Auditors for
the Company .........................................   Proposal Six applies to all Companies.

Proposal Seven: To Approve the Restructuring of
the Company from its Current Form of
Organization into a Delaware Business Trust .........   Proposal Seven applies to all Companies except Dela-
                                                        ware Group Foundation Funds, because that Company
                                                        is already organized as a Delaware business trust.

Please note that a separate vote is required for each Proposal or Sub-Proposal that applies to your Company or Fund. Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.



/s/ Jeffrey J. Nick
------------------------
Jeffrey J. Nick
Chairman, President and Chief Executive Officer

DELAWARE(SM)
INVESTMENTS
-----------
                                                             1818 Market Street
                                                         Philadelphia, PA 19103
                                                                 1-800-523-1918
                                PROXY STATEMENT

                 JOINT ANNUAL/SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 17, 1999

Meeting Information. The Board of Directors or Trustees (hereafter referred to as the "Board of Directors") of each open-end registered investment company within the Delaware Investments family listed on the accompanying Notice (each a "Company") is soliciting your proxy to be voted at the Joint Annual/Special Meeting of Shareholders to be held on Wednesday, March 17, 1999 at 10:00 a.m. at the Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania or any adjournments of the meeting (hereafter, the "Meeting").

Purpose of Meeting. The purpose of the Meeting is to consider a number of Proposals and Sub-Proposals that either apply to particular Companies, or to individual funds within the Companies (each a "Fund"). The Proposals and Sub-Proposals, as well as the Companies or Funds to which they apply, are listed in the accompanying Notice.

The Board of Directors for each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, or use one of the other voting methods described in the insert accompanying this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card(s) or use one of the other voting methods described in the insert accompanying this Proxy Statement, promptly to help assure a quorum for the Meeting.

General Voting Information. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If your signed Proxy Card is returned without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director or Trustee and "FOR" each other Proposal or Sub-Proposal concerning your Company or Fund. The persons designated as proxies will also be authorized to vote in their discretion on any other matters which may come before the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 1818 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund or Company that they own on the record date, which is December 21, 1998. Exhibit A shows the number of shares of each Fund and Company that were outstanding on the record date and Exhibit B lists the shareholders who own 5% or more of each Fund. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about January 21, 1999.

All of the outstanding shares of Delaware Group Premium Fund, Inc. are held by separate accounts of insurance companies. Those accounts were established to fund the benefits under variable annuity and variable life insurance contracts. Representatives of such companies will solicit voting instructions from owners of those contracts. Those companies will vote the shares of the Funds held in the separate accounts based on such instructions. Shares for which no instructions are received in time to be voted and shares held by the separate accounts which are not attributable to any contract will be voted by the appropriate insurance company in the same proportion as shares for which instructions are received in time to be voted. The various insurance companies have advised the Fund that they will mail these proxy materials to owners of contracts on or about February 1, 1999.

This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Companies or their investment managers or affiliates, through telephone, facsimile, oral or other communications. Shareholders may provide proxy instructions by returning their Proxy Card(s) by mail or fax and may also communicate proxy instructions through the internet or by telephone via touch-tone voting. Delaware Management Company ("DMC") and Delaware International Advisers Ltd. ("DIAL"), the investment managers for the Funds, on behalf of themselves and the Companies, have engaged Shareholder Communications Corporation ("SCC") to assist in the solicitation for all Companies, except Delaware Group Premium Fund, Inc., a variable annuity/life funding vehicle whose shares are held exclusively by separate accounts maintained by certain insurance companies. The costs of engaging SCC will be shared by DMC, DIAL and the Companies. The portion of the costs that will be borne by the Companies is set forth below:


                                                                              Range
                                                                      ---------------------
       Delaware Group Adviser Funds, Inc. ..........................  $  2,500 to $  3,200
       Delaware Group Cash Reserve, Inc. ...........................  $ 25,400 to $ 31,700
       Delaware Group Equity Funds I, Inc. .........................  $ 35,300 to $ 44,000
       Delaware Group Equity Funds II, Inc. ........................  $128,000 to $159,300
       Delaware Group Equity Funds III, Inc. .......................  $ 24,100 to $ 30,000
       Delaware Group Equity Funds IV, Inc. ........................  $ 33,200 to $ 41,300
       Delaware Group Equity Funds V, Inc. .........................  $ 21,300 to $ 26,500
       Delaware Group Global & International Funds, Inc. ...........  $ 11,600 to $ 14,500
       Delaware Group Government Fund, Inc. ........................  $  7,400 to $  9,200
       Delaware Group Income Funds, Inc. ...........................  $ 47,600 to $ 59,200
       Delaware Group Limited-Term Government Funds, Inc. ..........  $ 14,500 to $ 18,000
       Delaware Group State Tax-Free Income Trust ..................  $ 37,400 to $ 46,500
       Delaware Group Tax-Free Money Fund, Inc. ....................  $  1,400 to $  1,700
       Delaware Group Tax-Free Fund, Inc. ..........................  $ 27,800 to $ 34,600


Votes Required to Approve each Proposal or Sub-Proposal. Three Proposals within this Proxy Statement affect all shareholders of a Company as a whole, regardless of whether or not the Company consists of a number of individual Funds. These Proposals are the election of Directors, the ratification of the selection of the independent auditors and the reorganization of the Company from its current structure to a Delaware business trust. All shareholders of a Company vote together on these Proposals. The remaining Proposals or Sub-Proposals contained in this Proxy Statement only affect particular Funds and, therefore, only shareholders of those Funds are permitted to vote on those Proposals or Sub-Proposals. The amount of votes of a Company or Fund that are needed to approve the different Proposals or Sub-Proposals varies. The voting requirements are described within each Proposal or Sub-Proposal.

Delaware Pooled Trust, Inc. is comprised of The Real Estate Investment Trust Portfolio and several other funds. With regard to the Proposals that apply to Delaware Pooled Trust, Inc. as a whole, shareholders of those other funds have received a separate proxy statement relating to the same Proposals and their votes will be combined with those of shareholders of The Real Estate Investment Trust Portfolio.

Abstentions and broker non-votes will likely be included for purposes of determining whether a quorum is present at the Meeting. They will likely be treated as votes present at the Meeting, but will likely not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present or a majority of outstanding voting securities for approval. (These different voting standards are explained in the various Proposals.) DMC or DIAL will reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to shareholders.

Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown on the top of the previous page of the Proxy Statement.

Proposal One: To Elect a Board of Directors or Trustees for the Company This Proposal applies to all Companies.

You are being asked to vote to elect each of the following nominees to the Board of Directors or Trustees for your Company (hereafter referred to as "Board of Directors"). The nominees are: Jeffrey J. Nick, Walter P. Babich, John H. Durham, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Charles E. Peck, Wayne A. Stork and Jan R. Yeomans. With the exception of Jan R. Yeomans, each nominee is currently a member of the Board of Directors for each Company. If elected, these persons will serve as Directors until the next Annual or Special Meeting of Shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used to vote for a substitute nominee or nominees as recommended by the existing Boards of Directors.

Directors and Nominees. Presented below is information about the age, position with the Companies, principal occupation and past business experience of each current Director/Trustee and nominee. Exhibit C lists the year in which each individual became a Director of each Company.

Jeffrey J. Nick* (45), Chairman (since 1998), President, Chief Executive Officer and Director and/or Trustee (since 1997) of each of the 34 investment companies in the Delaware Investments family. As of January 1, 1999, Chairman, President, Chief Executive Officer and Director/Trustee of DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Founders Holdings, Inc.; Chairman, Chief Executive Officer and Director of Delaware Distributors, Inc., Delaware International Holdings, Ltd., Delaware International Advisers Ltd. (Director of Delaware International Advisers Ltd. since 1998); Chairman and Chief Executive Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman of Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors L.P.; Chairman and Director of Delaware Capital Management, Inc. and Retirement Financial Services, Inc.; President, Chief Executive Officer and Director of Delaware Management Holdings, Inc. (President and Director of Delaware Management Holdings, Inc. since 1997); Director of Delaware Service Company, Inc. President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc., 1996 to present; Director of Vantage Global Advisors, Inc., 1996 to present; Director of Lynch & Mayer Inc. (investment adviser), 1997 to present; Managing Director of Lincoln National UK plc, 1992-1996; Senior Vice President of Lincoln National Corporation responsible for corporate planning and development, 1989-1992.

Walter P. Babich (71), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

John H. Durham (61), Director and/or Trustee of 19 investment companies in the Delaware Investments family. Consultant to Delaware Investments, 1991-1997; Partner of Complete Care Services, 1995 to present; Chairman of the Board of each investment company in the Delaware Investments family from 1986 to 1991; Director Emeritus from 1995 through 1998 of all 34 investment companies in the Delaware Investments family; reappointed to the Boards of the 19 investment companies for which he currently serves as Director in 1998; President of each company from 1977 to 1990; and Chief Executive Officer of each company in the Delaware Investments family from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times within the Delaware Investments organization.

Anthony D. Knerr (60), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc. 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.
------------
* This nominee is considered to be an "interested person" of each Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Companies.

Ann R. Leven (58), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Treasurer, National Gallery of Art, 1994 to present; Director of four investment companies sponsored by Acquila Management Corporation, 1985 to 1998; Deputy Treasurer of the National Gallery of Art, 1990 to 1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.

W. Thacher Longstreth* (78), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Philadelphia City Councilman, 1984 to present; Consultant, Packard Press, 1988 to present; Senior Partner, MLW Associates (business consulting), 1983 to present; Director, Healthcare Services Group, 1983 to present; Director Emeritus, Tasty Baking Company, 1991 to present; Director, MicroLeague Micromedia, Inc. (computer game publisher), 1996 to present; Director, Tasty Baking Company, 1968-1991; Vice Chairman, The Winchell Company (financial printing), 1983-1988.

Thomas F. Madison (62), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; President and Chief Executive Officer of MLM Partners, Inc., 1993 to present; Chairman of the Board of Communications Holdings, Inc., 1996 to present; Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Valmont Industries (irrigation systems and steel manufacturing), 1987 to present; Director of Eltrax Systems, Inc. (data communications integration), 1993 to present; Director of Minnegasco, Span Link Communications (software), 1995 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1997 to present; Director of Aon Risk Services, 1996 to present; Director of Digital River, 1997 to present.

Charles E. Peck (72), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family; Retired; Secretary/Treasurer, Enterprise Homes, Inc., 1992 to present; Chairman and Chief Executive Officer of The Ryland Group, Inc., 1981 to 1990.

Wayne A. Stork** (61), Director and/or Trustee of each of the 34 investment companies in the Delaware Investments family, Chairman and Director of Delaware Management Holdings, Inc. and Director of Delaware International Advisers Ltd. In addition, until December 31, 1998, Chairman of each of the 34 investment companies in the Delaware Investments family, Director of Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Chairman and Chief Executive Officer of Delaware International Advisers Ltd.; Chairman, Chief Executive Officer and Director of Delaware International Holdings Ltd.; Chief Executive Officer of Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware Investments organization.

Jan R. Yeomans (50), Vice President and Treasurer of the 3M Corporation, 1994 to Present; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1994; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant -- Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

------------
 * This Director will be retiring from service on the Board of Directors for each Company following election of the new Board and, therefore, is not a nominee.
** This nominee is considered to be an "interested person" of each Company, as that term is defined in the Investment Company Act of 1940, as amended, because he is affiliated with the investment manager and distributor of the Companies.

Board and Committee Meetings. During the twelve months ended October 31, 1998, each Company held seven Board meetings, except for Delaware Group Foundation Funds, which held six meetings.

Each Board of Directors has an Audit Committee for the purpose of meeting, at least annually, with the Company's independent auditors and officers to oversee the quality of financial reporting and the internal controls of the Company, and for such purposes as the Board of Directors may from time to time direct. The Audit Committee of each Company consists of the following four Directors appointed by the Board, all of whom are considered to be independent because they are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"): Ann R. Leven, Chairperson, Walter P. Babich, Anthony D. Knerr and Thomas F. Madison. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held six meetings for each Company during the twelve months ended October 31, 1998, except that it held only five meetings for Delaware Group Foundation Funds.

Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Company currently consists of the following three Directors appointed by the Boards: Anthony D. Knerr and Charles E. Peck, both of whom are independent, and Wayne A. Stork. W. Thacher Longstreth, whose term as a Committee member would have have expired in November 1998, continued to serve until the nominating process for this Meeting of Shareholders was completed. This Committee met three times during the past year for the purpose of determining the proposed list of nominees for this Meeting. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Companies.

Board Compensation. Each independent Director receives compensation from each Company of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Companies. Each independent Director (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a Director for all 34 Companies within the Delaware Investments family, plus $3,145 for each set of Board meetings attended (seven regular meetings). John
H. Durham currently receives a total annual retainer fee of $31,180 for serving as a Director for 19 Companies within the Delaware Investments family, plus $1,810 for each set of Board meetings attended. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all Companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

Under the terms of each Company's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and served on the Board of Directors for at least five continuous years, is entitled to receive payments from the Company for a period of time equal to the lesser of the number of years that such person served as a Director or the remainder of such person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the Company at the time of such person's retirement. If an eligible Director of each Company within the Delaware Investments family had retired as of October 31, 1998, he or she would have been entitled to annual payments in an amount equal to the annual retainer fee noted in the previous paragraph. The following table identifies the amount each Director received from each Company and from the fund complex as a whole during the last year.

                                    Jeffrey J.    Walter P.    John H.    Anthony D.
           Company Name                Nick         Babich     Durham1       Knerr
---------------------------------  ------------  -----------  ---------  ------------
Delaware Group Adviser
 Funds, Inc. ....................      None        $   786     $   453      $   786
Delaware Group Cash Reserve,
 Inc. ...........................      None        $ 2,449         N/A      $ 2,449
Delaware Group Equity Funds,
 I, Inc. ........................      None        $ 2,951     $ 1,582      $ 2,951
Delaware Group Equity Funds
 II, Inc. .......................      None        $ 9,925     $ 5,192      $ 9,925
Delaware Group Equity Funds
 III, Inc. ......................      None        $ 2,464     $   524      $ 2,464
Delaware Group Equity Funds
 IV, Inc. .......................      None        $ 3,022     $ 1,362      $ 3,022
Delaware Group Equity Funds
 V, Inc. ........................      None        $ 1,586     $ 1,035      $ 1,586
Delaware Group Foundation
 Funds(3) .......................      None        $   792     $   777      $   792
Delaware Group Global &
 International Funds, Inc. ......      None        $ 1,418     $   933      $ 1,418
Delaware Group Government
 Fund, Inc. .....................      None        $ 1,212     $   433      $ 1,212
Delaware Group Income
 Funds, Inc. ....................      None        $ 4,558     $ 1,436      $ 4,558
Delaware Group Limited-Term
 Government Funds, Inc. .........      None        $ 1,767     $ 1,481      $ 1,767
Delaware Group Premium
 Fund, Inc. .....................      None        $ 3,975     $ 2,792      $ 3,975
Delaware Group State Tax-Free
 Income Trust ...................      None        $ 3,231         N/A      $ 3,231
Delaware Group Tax-Free
 Money Fund, Inc. ...............      None        $   850     $    50      $   850
Delaware Group Tax-Free
 Fund, Inc. .....................      None        $ 2,763     $ 1,031      $ 2,763
Delaware Pooled Trust, Inc. .....      None        $ 4,127     $ 2,221      $ 4,127
Total Compensation From
 All Companies in the
 Delaware Investments
 Family for the 12 months
 ended October 31, 1998 .........      None        $65,384     $25,935      $65,384

                                     Ann R.     W. Thacher    Charles E.    Thomas F.    Wayne A.
           Company Name               Leven     Longstreth       Peck        Madison2      Stork
---------------------------------  ----------  ------------  ------------  -----------  ----------
Delaware Group Adviser
 Funds, Inc. ....................   $   789       $   773      $    773     $    778       None
 Delaware Group Cash Reserve,
 Inc. ...........................   $ 2,603       $ 2,272      $  2,175     $  1,975       None
Delaware Group Equity Funds,
 I, Inc. ........................   $ 3,051       $ 2,688      $  2,798     $  2,688       None
Delaware Group Equity Funds
 II, Inc. .......................   $10,113       $ 8,860      $  8,860     $  9,393       None
Delaware Group Equity Funds
 III, Inc. ......................   $ 2,503       $ 2,272      $  2,272     $  2,272       None
Delaware Group Equity Funds
 IV, Inc. .......................   $ 3,074       $ 2,757      $  2,757     $  2,841       None
Delaware Group Equity Funds
 V, Inc. ........................   $ 1,607       $ 1,481      $  1,481     $  1,534       None
Delaware Group Foundation
 Funds(3) .......................   $   795       $   777      $    777     $    792       None
Delaware Group Global &
 International Funds, Inc. ......   $ 1,435       $ 1,332      $  1,332     $  1,375       None
Delaware Group Government
 Fund, Inc. .....................   $ 1,223       $ 1,161      $  1,161     $  1,161       None
Delaware Group Income
 Funds, Inc. ....................   $ 4,646       $ 4,126      $  4,126     $  4,126       None
Delaware Group Limited-Term
 Government Funds, Inc. .........   $ 1,797       $ 1,641      $  1,641     $  1,714       None
Delaware Group Premium
 Fund, Inc. .....................   $ 4,051       $ 3,595      $  3,595     $  3,817       None
Delaware Group State Tax-Free
 Income Trust ...................   $ 3,297       $ 2,937      $  2,842     $  2,357       None
Delaware Group Tax-Free
 Money Fund, Inc. ...............   $   852       $   840      $    745     $    840       None
Delaware Group Tax-Free
 Fund, Inc. .....................   $ 2,809       $ 2,532      $  2,532     $  2,589       None
Delaware Pooled Trust, Inc. .....   $ 4,207       $ 3,729      $  3,729     $  3,898       None
Total Compensation From
 All Companies in the
 Delaware Investments
 Family for the 12 months
 ended October 31, 1998 .........   $66,545       $60,384      $ 60,384     $ 62,467       None

------------
(1) Mr. Durham re-joined the Boards of Directors of most of the Companies on April 16, 1998.
(2) Mr. Madison joined the Boards of Directors of the Companies on April 30,
    1997.
(3) Delaware Group Foundation Funds commenced operations on December 31, 1997. Amounts shown are estimated for the fiscal year ended September 30, 1998 and are annualized.

Officers. Each Board of Directors and the senior management of the Companies appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Companies: Jeffrey J. Nick, David K. Downes, Richard G. Unruh, Paul E. Suckow, Richard J. Flannery, Michael P. Bishof, George M. Chamberlain, Jr., Joseph H. Hastings, Patrick P. Coyne, Mitchell L. Conery, Paul A. Matlack, Gary A. Reed, Babak Zenouzi, Gerald
T. Nichols, Christopher S. Beck, George H. Burwell, Robert L. Arnold, Gerald S. Frey, John B. Fields, Paul Grillo, Cynthia L. Isom, J. Paul Dokas, Steven R. Cianci and Damon J. Andres. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Nick, whose information is set forth above along with the other Directors and nominees. The Exhibit also identifies which officers are also officers of DMC or DIAL. The above officers of the Companies own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL.

While in the employ of Oppenheimer Management Corporation, Mr. Paul E. Suckow was the subject of an Administrative Proceeding brought by the U.S. Securities and Exchange Commission ("SEC"). As a result of this proceeding, Mr. Suckow was found to have violated Section 34(b) of the 1940 Act by failing properly to disclose material facts in certain books and records by order of the SEC dated December 1, 1992. Mr. Suckow was suspended from the business for 120 days.

Management's Ownership of the Funds. Attached to this Proxy Statement as Exhibit E is a list of the Directors' and nominees' shareholdings of the various Funds within the Delaware Investments family on an individual basis. Exhibit A lists the aggregate holdings by all of the Directors, nominees and executive officers as a group.

Required Vote. With the exception of Delaware Group Adviser Funds, Inc., each Director of a Company shall be elected by a plurality of votes cast by shareholders of the Company, regardless of the votes of individual Funds within the Company. This means that the nominees receiving the largest number of votes will be elected to fill the available Board positions. For Delaware Group Adviser Funds, Inc., each Director shall be elected by a majority of votes cast by shareholders of the Company, regardless of the votes of individual Funds within the Company.


Proposal Two: To Approve the Redesignation of the Fund's Investment Objective from Fundamental to Non-Fundamental

This Proposal applies all Funds except the following, because the following Funds' investment objectives are already designated as non-fundamental:

  Delaware Group Equity Funds II, Inc.        Delaware Group Income Funds, Inc.
   Diversified Value Fund                     Corporate Bond Fund
  Delaware Group Equity Funds IV, Inc.         Extended Duration Bond Fund
   Capital Appreciation Fund                  High-Yield Opportunities Fund
  Delaware Group Equity Funds V, Inc.         Delaware Group Premium Fund, Inc.
   Retirement Income Fund                     REIT Series
  Delaware Group Foundation Funds
   Balanced Portfolio
   Growth Portfolio
   Income Portfolio

The investment objective of each Fund to which this Proposal applies, like many of the older Delaware Investments funds, is designated as "fundamental," which means that any changes, even those not resulting in significant changes in the way a fund is managed or the risks to which it is subject, may require shareholder approval. Under the 1940 Act, a fund's investment objective is not required to be fundamental. However, many investment companies have elected to designate their investment objectives as fundamental. This practice arose largely as a result of comments provided by state securities regulators in their review of fund registration statements during the state registration process, as well as because of historical drafting conventions.

In light of the enactment of National Securities Markets Improvement Act of 1996 ("NSMIA"), which eliminated state securities administrative review of investment company registration statements, and in order to provide the Boards of Directors with enhanced flexibility to respond to market, industry or regulatory changes, the Directors have approved the redesignation of each Fund's investment objective from fundamental to non-fundamental. A non-fundamental investment objective may be changed at any time by the Directors without the delay and expense of soliciting proxies and holding a shareholder meeting.

For a complete description of the investment objective of your Fund, please consult your Fund's prospectus. The redesignation from fundamental to non-fundamental will not alter any Fund's current investment objective. If this Proposal is approved, however, Fund management expects to request that the Directors consider a number of modifications to the language used to describe certain Funds' investment objectives. The requested modifications are designed to modernize and standardize the expression of such investment objectives, but if these modifications are implemented, neither the principal investment design nor the day-to-day management of the

Funds would be materially altered. If at any time in the future, the Directors approve a change in a Fund's non-fundamental investment objective, either in connection with the currently anticipated modernization and standardization or otherwise, shareholders will be given notice of the change prior to its implementation.

Required Vote. Approval of this proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. If the redesignation of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund's investment objective will remain fundamental and, to the extent mandated by applicable law, shareholder approval (and its attendant costs and delays) will continue to be required prior to any change.

At meetings of the Directors held in July and September, 1998, the Directors considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue if each relevant Fund's fundamental investment objective were redesignated as non-fundamental and the Board unanimously approved the proposed change.

The Board of Directors unanimously recommends that you vote FOR the redesignation of the investment objective of your Fund as non-fundamental.


Proposal Three: To Approve Standardized Fundamental Investment Restrictions for the Fund (This Proposal involves separate votes on Sub-Proposals 3A through 3G)

This Proposal applies to all Funds except the following, which already are subject to the proposed standardized investment restrictions:

      Delaware Group Equity Funds II, Inc.   Delaware Group Income Funds, Inc.
       Diversified Value Fund                  Corporate Bond Fund
                                               Extended Duration Bond Fund

                               Proposal Overview

Each Fund is subject to investment restrictions which establish percentage and other limits that govern the Fund's investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Funds, in their discretion, are permitted to deem other restrictions fundamental, and they may also adopt "non-fundamental" restrictions, which can be changed by the Board of Directors without shareholder approval. Of course, any change in a Fund's investment restrictions, whether fundamental or not, would be approved by the Board and reflected in the Fund's prospectus or other offering documents.

Unlike investment objectives and policies, which are often different for each Fund, investment restrictions for Funds tend to be the same or similar, because they are based on legal or regulatory requirements that apply to all Funds. Over the years, however, as new Funds were created or added to the Delaware Investments family, investment restrictions relating to the same activities were expressed in a variety of different ways. Many older Funds are subject to investment restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, a number of Funds adopted fundamental restrictions in response to state laws and regulations that no longer apply because they were preempted by NSMIA. As a result, a number of fundamental restrictions are no longer required to be fundamental, and some previously required restrictions are no longer required at all.

The Directors, together with Fund management and the investment managers and sub-advisers, have analyzed the current fundamental investment restrictions of each Fund, and have concluded that six new standardized fundamental investment restrictions should be adopted for each Fund. The proposed investment restrictions relate only to activities that are required under the 1940 Act to be the subject of fundamental policies and restrictions. Management believes that a modern, standardized list of restrictions will enhance the ability of the Funds to achieve their objectives because the Funds will have greater investment management flexibility to respond to changes in market, industry or regulatory conditions. In addition, standardized restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

Each Fund currently has fundamental investment restrictions that govern the same activities covered by the proposed fundamental investment restrictions, and a number of Funds currently have other fundamental investment restrictions governing additional activities. Management is recommending that all current fundamental investment restrictions of each Fund be redesignated as non-fundamental, at the same time that the six new standardized fundamental investment restrictions are adopted for each Fund. If the current fundamental restrictions are made non-fundamental, the Directors would be able to modify or eliminate the current restrictions without the costs or delays associated with a shareholder vote.

The proposed changes will not affect any Fund's investment objective and will not change the way any Fund is currently being managed or operated. If, as proposed, the current fundamental investment restrictions are reclassified as non-fundamental, management expects in the future to recommend that the Board of Directors approve certain modifications designed to result in a more modern and standardized list of investment restrictions for the various Delaware Investments Funds. The recommendations by management will likely involve the modification or elimination of current restrictions. The Board of Directors for each Fund will determine separately whether elimination or modification of a common investment restriction is appropriate for that Fund.

The fundamental investment restrictions are generally found in each Fund's Statement of Additional Information ("SAI") although some Funds do make reference to certain restrictions in their prospectuses. Accordingly, if shareholders approve the proposed fundamental investment restrictions for each Fund, then Fund management will update each Fund's SAI to reflect the standardized investment restrictions.

The fundamental investment restrictions for the Delaware Group State Tax-Free Income Trust, a Pennsylvania common law trust, are found both in the Fund's SAI and its Procedural Guidelines (the functional equivalent of Bylaws for a corporation). Funds are not required to have fundamental investment restrictions in their Procedural Guidelines or Bylaws. Therefore, in addition to standardizing the fundamental investment restrictions for Delaware Group State Tax-Free Income Trust, management also proposes to amend that Fund's Procedural Guidelines to remove the fundamental investment restrictions from that document. Hence, any shareholder of that Fund who votes to adopt the standardized fundamental investment restrictions will simultaneously be voting to remove the investment restrictions from the Fund's Procedural Guidelines.

The six new proposed fundamental investment restrictions are described below within the relevant Sub-Proposals. Unless all of the Sub-Proposals are approved by shareholders of a particular Fund, none of the Sub-Proposals will be adopted for that Fund and that Fund's current list of fundamental restrictions will remain fundamental.

Exhibit F contains a list of the current fundamental investment restrictions for each Fund which are proposed to be redesignated as non-fundamental. That
Exhibit includes the current restrictions relating to the activities which are the subject of the new proposed restrictions and shareholders are encouraged to compare the current and proposed restrictions.

Required Vote. Approval of each Sub-Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. With regard to the Delaware Group State Tax-Free Income Trust, the same vote that is required to standardize the fundamental investment restrictions is also sufficient to amend the Fund's Procedural Guidelines.

The Directors of each Fund have voted to adopt each of the proposed standardized fundamental investment restrictions for the Funds, as well as to approve the reclassification of the existing fundamental investment restrictions as non-fundamental, and unanimously recommend that you vote FOR each Sub-Proposal 3A through 3G for your Fund.

Sub-Proposal 3A: To adopt a new fundamental investment restriction concerning the concentration of the Fund's investments in the same industry.


Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. A fund concentrates its investments, for purposes of the SEC, if it invests more than 25% of its "net" assets (exclusive of cash, U.S. government securities and tax-exempt securities) in a particular industry or group of industries. Having the concentration policy apply to "net" assets represents a recent change by the SEC staff from its previous concentration standard which applied to 25% of a fund's "total" assets. The change would slightly reduce a fund's ability to concentrate, since the "net" assets figure is lower than "total" assets of a fund because liabilities are subtracted.

Most Funds currently have a fundamental investment restriction prohibiting them from concentrating their investments in the same industry. There are, however, numerous variations in the way that the investment restriction is described in the Funds' offering documents. In addition, most restrictions define concentration in terms of a percentage of "total assets," rather than in accordance with the new "net assets" standard.

The Real Estate Investment Trust Portfolio of Delaware Pooled Trust, Inc. and the REIT Series of Delaware Group Premium Fund, Inc. are two exceptions, because both Funds have adopted fundamental investment policies requiring the concentration of investments in the real estate industry. Also, the fundamental concentration restriction of Delaware Cash Reserve, Inc. and Cash Reserve Series of Delaware Group Premium Fund, Inc., both of which are money market funds, specifically permits such Funds to invest more than 25% of their assets in certain bank instruments. The proposed fundamental concentration restriction for each Fund discussed in this paragraph would include language that would preserve its current concentration policy as described above, but otherwise would be consistent with the standardized restriction set forth below.

With the variations noted above, the Board of Directors recommends that the shareholders of each Fund vote FOR the approval of the standardized fundamental investment restriction set forth below. In approving the proposed investment restriction and concluding that it would recommend the investment restriction to Fund shareholders, the Directors considered that the proposed investment restriction will standardize the concentration restriction for the Funds and is intended to provide flexibility for Funds to respond to changes in the SEC staff's position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a shareholder vote.

Adoption of the proposed fundamental restriction will not materially affect the way the Funds are currently managed or operated because the existing concentration restrictions will remain in place as non-fundamental policies unless and until a Fund's Board of Directors modifies such policies in the future.

Proposed Concentration Restriction: The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

Each Fund's Board of Directors has also approved a related non-fundamental policy, which will be adopted for each Fund if the new fundamental restriction is approved and which provides that, in applying the concentration restriction:
(i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities. This non-fundamental policy is intended to keep the concentration restriction from unnecessarily limiting a Fund's investments.

Sub-Proposal 3B: To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.
Introduction to Sub-Proposal. The 1940 Act imposes certain limits on investment companies with respect to borrowing money and issuing senior securities. A "senior security" is defined as an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits funds from issuing senior securities, in order to limit their ability to use leveraging. In general, a fund uses leveraging when it enters into securities transactions with borrowed money or money to which it has only a temporary entitlement.

The limitations on borrowing and issuing senior securities are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund that take precedence over the rights of shareholders. Borrowing money and issuing senior securities are related activities under the 1940 Act in that, if a fund fails to adhere to the restrictions applicable to borrowing, the fund will be considered to have issued an impermissible senior security. Under the 1940 Act, a fund's investment restrictions relating to borrowing and senior securities must be fundamental.

The current investment restrictions concerning borrowing money and issuing senior securities vary considerably from Fund to Fund. Shareholders of each Fund are being asked to approve a new standardized fundamental restriction that covers both borrowing and senior securities and which is designed to reflect all current regulatory requirements.

Senior Securities. SEC staff interpretations under the 1940 Act allow open-end funds such as the Funds to engage in a number of types of transactions which might be considered to raise "senior securities" or "leveraging" concerns, so long as the funds meet certain collateral requirements established by the SEC staff. These collateral requirements are designed to protect shareholders. For example, some of the transactions that may raise senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (these transactions may be referred to collectively as "Leveraging-Type Transactions"). Funds that engage in Leveraging-Type Transactions must set aside money or securities or engage in certain offsetting securities transactions, to meet the SEC staff's collateralization requirements.

Consistent with SEC staff positions, the senior security restrictions for Funds formed by Delaware Investments in recent years specifically permit the Funds to engage in Leveraging-Type Transactions, but express the authority in various ways. Most of the older Funds, however, have fundamental restrictions that simply prohibit Funds from issuing senior securities, except for notes to banks.

Borrowing. Under the 1940 Act, an open-end fund is permitted to borrow up to 5% of its total assets for temporary purposes from any person so long as the borrowing is privately arranged, and also to borrow from banks, provided that if such bank borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this latter provision is to allow a fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Funds typically borrow money to meet redemptions to avoid being forced to sell portfolio securities before they would have otherwise been sold. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The borrowing restrictions for Funds formed by Delaware Investments in recent years permit borrowing to the extent allowed under the 1940 Act, while other Funds limit borrowings to 10% or 5% of assets, rather than the 33 1/3% allowed by law. Further, a number of older Funds only permit borrowing "as a temporary measure for extraordinary purposes" and others provide that the Fund may not borrow for leveraging purposes or purchase securities while borrowings are outstanding.

Effects of the Proposed Investment Restrictions. Since the proposed investment restriction would provide greater flexibility for such Funds to engage in borrowing and to engage in Leveraging-Type Transactions, the Funds may be subject to additional costs and risks. For example, the costs of borrowing can reduce a Fund's total return. Further, upon engaging in Leveraging-Type Transactions, such Funds could experience increased risks due to the effects of leveraging. The SEC staff's collateralization requirements are designed to address such risks.

The Board of Directors recommends that the shareholders of each Fund vote FOR the approval of the proposed fundamental investment restriction concerning borrowing money and issuing senior securities set forth below. The proposed investment restriction will establish a standardized borrowing and senior securities restriction which is written to provide flexibility for Funds to respond to changes in legal, regulatory or market developments. Adoption of the new restriction, however, will not affect the way such Funds are currently managed or operated because the existing restrictions will remain as non-fundamental policies unless and until a Fund's Board of Directors modifies such policies in the future.

Proposed Borrowing and Senior Securities Restriction: The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Sub-Proposal 3C: To adopt a new fundamental investment restriction concerning underwriting.

Each Fund is currently subject to a fundamental investment restriction prohibiting it from acting as an underwriter of the securities of other issuers. Under the 1940 Act, a Fund's policy or restriction relating to underwriting must be fundamental. A person or company is generally considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and often are exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

From time to time, a mutual fund may purchase a security for investment purposes which it later sells or re-distributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. The current underwriting restriction for most Funds specifically permits such re-sales. Management, consistent with SEC staff interpretations, believes that the Funds legally would not be regulated as underwriters in these circumstances.

The Board of Directors recommends that the shareholders of each Fund vote FOR the approval of the standardized fundamental investment restriction regarding underwriting set forth below. The proposed restriction is substantially similar to the current restriction for most Funds. The new restriction is proposed for each Fund because it will help to achieve the goal of standardization of the language of the investment restrictions among all Funds. Adoption of the proposed restriction will not affect the way the funds are currently managed or operated.

Proposed Underwriting Restriction: The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Sub-Proposal 3D: To adopt a new fundamental investment restriction concerning investments in real estate.

Most of the Funds currently have a fundamental investment restriction prohibiting the purchase or sale of real estate. The Real Estate Investment Trust Portfolio of Delaware Pooled Trust, Inc. and the REIT Series of Delaware Group Premium Fund, Inc., however, may own real estate directly as a result of a default on securities it owns. Most Funds' restrictions allow the Funds to invest in companies that deal in real estate, or to invest in securities that are secured by real estate. Under the 1940 Act, a Fund's policy or restrictions regarding investment in real estate must be fundamental.

The Board of Directors recommends that the shareholders of each Fund vote FOR the approval of the fundamental investment restriction concerning real estate set forth below. The proposed investment restriction is designed to standardize the language of the real estate restriction among the various Funds. The proposed investment restriction will permit Funds to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment restriction will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objectives and policies. Adoption of the proposed restriction will not affect the way the Funds are managed or operated because the current restrictions will remain as non-fundamental policies unless and until a Fund's Board of Directors modifies such policies in the future.

Proposed Real Estate Restriction: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Sub-Proposal 3E: To adopt a new fundamental investment restriction concerning investments in commodities.

Most of the Funds are currently subject to fundamental investment restrictions prohibiting the purchase or sale of commodities or commodity contracts. Under the 1940 Act, policies and restrictions regarding commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. If a Fund buys a financial futures contract, it obtains the right to receive (or, if the Fund sells the contract, the Fund is obligated to pay) the cash difference between the contract price for an underlying asset or index, and the future market price, if the market price is higher. If the future price is lower, the Fund is obligated to pay (or, if the Fund sold the contract, the Fund is entitled to receive) the amount of the decrease. Funds often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

The Board of Directors recommends that the shareholders of each Fund vote FOR the approval of the fundamental investment restriction concerning commodities set forth below. The proposed restriction would standardize the language of the restriction among the various Funds and provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the restriction is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, and thus is broader than many Funds' current restrictions. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager determines that such investments are advisable and such practices are affirmatively authorized by the Board. Adoption of the restriction will not affect the way the Funds are currently managed or operated because the existing commodities restrictions will remain as non-fundamental policies unless and until a Fund's Board of Directors modifies such policies in the future.

Proposed Commodities Restriction: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Sub-Proposal 3F: To adopt a new fundamental investment restriction concerning lending by the Fund.

Most of the Funds are currently subject to a fundamental investment restriction limiting their ability to make loans. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which could be characterized as the making of loans, most current fundamental restrictions specifically permit such investments. In addition, a number of the Funds' lending restrictions explicitly permit Funds to lend their portfolio securities to broker-dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income.

The Board of Directors recommends that the shareholders of each Fund vote FOR the approval of the standardized fundamental investment restriction concerning lending set forth. The proposed restriction prohibits loans by the Funds except in the circumstances described above and, in some cases, would provide more flexibility than the current lending restriction because of the authority to engage in securities lending. Although securities lending involves certain risks if the borrower fails to return the securities, management believes that increased flexibility to engage in securities lending does not materially increase the risk to which the Funds are currently subject. Also, the adoption of the restriction will not affect the way the Funds are currently managed or operated, because the existing lending restrictions will remain in place as non-fundamental policies unless and until a Fund's Board of Directors modifies such policies in the future.

Proposed Lending Restriction: The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/ dealers or institutional investors and investing in loans, including assignments and participation interests.

Sub-Proposal 3G: To redesignate all current fundamental investment restrictions as non-fundamental.

Each Fund currently is subject to its own list of fundamental investment restrictions. Exhibit F lists the current fundamental investment restrictions of each Fund. Most of the Funds are also subject to certain non-fundamental investment restrictions. As described in the previous Sub-Proposals, most Funds have a fundamental investment restriction governing concentration, borrowing and senior securities, underwriting, real estate, commodities and lending. Many of the Funds, especially the older Funds, have additional fundamental investment restrictions governing activities that are no longer required to be subject to fundamental investment restrictions.

The Directors and Fund management recognize that many of the current fundamental investment restrictions cover the same activities as the proposed, standardized fundamental investment restrictions so that there will be overlapping restrictions. However, rather than asking shareholders for approval to eliminate the current restrictions at this time in favor of the new standardized restrictions, the Board of Directors is recommending that all current fundamental restrictions be redesignated as non-fundamental. Approval of the proposed redesignation will not change any of the current restrictions. If the current investment restrictions are made non-fundamental, however, Fund management and the Directors expect to evaluate each Fund's investment restrictions on an individual basis given the particular investment objective and policies of the Fund. Over time, the Funds' investment restrictions can be standardized, if appropriate. With the exception of a Fund's classification as a diversified fund for purposes of the 1940 Act, the proposed redesignation of the current investment restrictions as non-fundamental will provide the Directors with the authority and ability to make such changes without being required to seek an additional shareholder vote. Even if a Fund does not designate its status as a diversified fund as fundamental, the 1940 Act would require shareholder approval of any proposal to convert it to a non-diversified fund.

The conversion of investment restrictions to non-fundamental will provide management of the Funds with the flexibility to respond to industry changes and also to take advantage of unique pricing and distribution structures that have developed over the past ten years. For example, eliminating certain fundamental restrictions and converting them to non-fundamental would permit the Funds to operate in a "master-feeder" structure at some point in the future should management determine that such a structure were appropriate.

In a "master-feeder" structure, investors purchase shares of one or more feeder funds which, in turn, invest all of their assets in corresponding master funds which have identical investment objectives, policies and restrictions as the feeder funds. The assets are collectively managed at the master fund level and the different feeder funds can have varying distribution and expense structures. The principal advantage of the master-feeder structure is the consolidation of investment management of multiple identical investment pools into one investment pool. The structure is also sufficiently flexible to permit offshore feeder funds' assets to be managed at the master fund level.

By making the investment restrictions non-fundamental, management will have the flexibility to ensure that the investment restrictions of a Fund will not limit the Fund's ability to operate in a master-feeder structure. Before any existing Fund would convert to a master-feeder structure, shareholders would be notified of such a change and the prospectus of the particular Fund would be amended to disclose the ability to operate in a master-feeder structure.

The Board of Directors recommends that the shareholders of each Fund vote FOR the approval of the proposal to redesignate all current fundamental investment restrictions as non-fundamental.

Proposal Four: To Approve a New Investment Management Agreement for the Fund This Proposal applies to all Funds.

                               Proposal Overview

Shareholders of each Fund are being asked to approve a new Investment Management Agreement with their Fund's current investment manager -- either Delaware Management Company (previously defined as "DMC") or Delaware International Advisers Ltd. (previously defined as "DIAL"). Exhibit G to this Proxy Statement lists the current investment manager for each Fund. The new Investment Management Agreements will reflect one or more of the following changes, all of which are explained in further detail below.

   o Increases or decreases in the maximum management fee rate, together with the addition or restructuring of Management fee "breakpoints." The term "breakpoints" refers to point in a fee schedule where the fee rate charged on a certain amount of assets declines. The reduced rate applies only to Fund assets within the range described for that breakpoint.
   o Potential decreases in management fee rates due to the addition or restructuring of fee breakpoints which reduce rates as Fund assets grow.
   o Elimination of a provision concerning shareholder approval of amendments.
   o Elimination of a provision concerning a Fund trading desk.
   o Addition of a provision concerning the use of a sub-adviser.
   o Miscellaneous changes to the form of the Agreement designed to standardize the language of the Agreements among all Delaware Investments funds.

To determine which proposed changes apply to your Fund, please check the table beginning on page 18.
Required Vote. Approval of this Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.
If shareholders approve the new Agreements, any modified management fees will take effect on April 1, 1999, or at a later date if the Meeting is postponed or adjourned. If a new Agreement is not approved for a particular Fund, the current Agreement will continue in effect.
The Board of Directors for each Fund has unanimously approved the proposed Agreements and recommends that you vote FOR the new Investment Management Agreement for your Fund.

                      Proposed Changes in Management Fees

Purpose of Management Fees. Each Fund has hired either DMC or DIAL to serve as its investment manager. Under the current Investment Management Agreements, the portfolio management team from DMC or DIAL regularly decides which securities or instruments to buy or sell for the Fund and the investment manager directly or indirectly arranges for the placement and execution of orders for the purchase or sale of such securities and instruments. The investment manager is also responsible for each Fund's regulatory compliance and general administrative operations and provides regular reports to the Board of Directors. The management fees paid by a Fund, in part, are used by its investment manager to pay for the personnel, equipment, office space and facilities that are needed to manage the assets of the Fund and to administer its affairs.
Reasons for Proposed Changes in Management Fees. At the request of the Boards, management recently undertook a complete review of the level and structure of the management fees for each Fund within the Delaware Investments family. The extensive review process was performed with the guidance of an outside consultant to help ensure the accuracy of the results and conclusions. The process involved the comparison of each Fund with its own universe of "competing" funds, which were identified based on investment objective, asset type and distribution channel. Once competing funds were identified, management compared fee rates at various asset sizes to evaluate both fee rates and breakpoint structures. Management's goal was to establish a consistent fee structure for the various Delaware Investments funds that would be competitive with funds with a similar investment objective and size in the current marketplace.

Management believes that a competitive management fee structure is needed to ensure that Delaware Investments will continue to be able to deliver funds with competitive expense ratios and provide the increased investment opportunities and service options that are now available to shareholders. Also, in recent years, management has noticed increased competition for talented investment and service professionals along with growing expenses in order to recruit and retain such personnel. By establishing fee levels at competitive market rates, management believes it can continue to attract talented professionals and support high-quality, long-term investment management and shareholder services to help maintain solid investment performance.

Description of Proposed Changes in Management Fees. As a result of its analysis, management has identified a number of different management fee pricing levels to be established for the funds in the Delaware Investments family, each reflecting the dynamics and complexity of managing the assets of particular categories of funds based on asset type (such as equity or fixed-income), sub-divisions within asset type (such as "insured" or "non-insured" fixed-income securities) and geography (such as domestic or international). In addition, management identified a standardized schedule of breakpoints for funds at each of the management fee level categories, so that management fees will be reduced if a fund's assets grow to certain levels, in order to allow the funds to benefit from economies of scale.

The chart included in Exhibit G shows the current and proposed management fee rates for each Fund and the dollar amounts paid to the investment manager and its affiliates during the last fiscal year. If a management fee increase is proposed, the chart shows the dollar amount that the Fund would have paid to DMC or DIAL if the proposed management fees had been in effect. The chart also shows whether DMC or DIAL has waived any management fees. In addition, in order to demonstrate the effect that the proposed management fee changes are expected to have on the overall expenses of the Funds, Exhibit H contains a Fee Table and Expense Example for each Fund for which an increase in the fee rate is proposed that would have a material impact on reportable expenses. The Fee Table and Expense Examples reflect the actual expense levels under the current management fees and the projected expense levels following implementation of the proposed management fees. Excluded from Exhibit H are Fee Tables and Expense Examples for those Funds as to which a proposed increase in the maximum fee rate is limited to the elimination of a reduction in the management fee for amounts representing independent directors' fees. Those reductions would have virtually no impact on reportable expenses. The table beginning on page 18 identifies those Funds.

Board Consideration of Proposed Management Agreement Changes. In considering the proposed management fee changes, the Directors reviewed extensive materials concerning the methodology used by management to identify competitive peer groups for comparison and to develop proposed management fee pricing and breakpoint levels for the various categories of Funds. The Directors reviewed separate reports for each Fund containing detailed comparative management fee and expense information of each Fund and other funds in the relevant peer group, as well as expense ratio comparisons with relevant mutual fund indices.

The Directors assessed how the management fee changes would position each Fund within its peer group. The Directors also reviewed and considered performance and ranking data for each Fund along with other comparative funds within the investment objective category, as well as a performance comparison to a relevant securities index for each Fund. In addition to the expense and performance information, the Directors reviewed the investment manager's historical profitability with respect to each Fund and the anticipated effects of any management fee changes.

The Directors also considered the reasons presented by management with respect to each proposed management fee change, including the anticipated impact of management fee increases or decreases on shareholders of the Funds. In support of fee increases for particular Funds, the Directors considered various factors including the enhanced service options and investment opportunities that are made available to shareholders, the growing expense associated with recruiting and retaining qualified investment and service professionals in an increasingly competitive industry and the importance of supporting quality, long-term service by investment managers to help achieve solid investment performance.

Following consideration of all of the information and factors discussed above, the Directors for each Fund, including all of the independent Directors, unanimously approved the proposed management fee changes.

          Other Proposed Changes to Investment Management Agreements
In addition to modifications to the management fee structure, certain other changes to the Investment Management Agreements are proposed, one or more of which may apply to a particular Fund. The proposed changes are designed to eliminate provisions that appear in certain older Funds' Agreements and to standardize the form of Agreement among all funds within the Delaware Investments family. Please refer to the table beginning on page 18 to determine whether the changes are proposed for your Fund's Agreement.

Shareholder Approval of Amendments to Investment Management Agreements. Under the 1940 Act, shareholder approval is normally required before any fund's investment management agreement can be materially amended. The purpose of this requirement is to allow shareholders to make decisions concerning provisions of an investment management agreement that could affect their investment.

Funds are, however, permitted to amend such agreements without shareholder approval if, for example, the change involves a decrease in management fee rates or a potential decrease due to the introduction or restructuring of breakpoints. In such cases, the SEC staff believes that mutual funds should not be required to experience the delay and costs of seeking shareholder approval, since shareholders are generally assumed to be in favor of management fee decreases.

Certain current Investment Management Agreements require shareholder approval of any amendment to the Agreement, regardless of whether shareholder approval would be required under federal law. Management proposes to change the Agreements to permit amendments without shareholder approval in appropriate circumstances like those described above.

Elimination of Fund Trading Desk. In order for the Funds to buy and sell securities, written instructions must be provided to brokers or dealers who execute portfolio transactions. Although most investment management agreements in the mutual fund industry provide that the investment manager is responsible for selecting brokers or dealers to effect such transactions, the Agreements for certain Funds provide that the Funds' employees are responsible for providing those instructions to brokers or dealers. As a result, these Funds maintain a Fund trading desk staffed by Fund personnel. Management believes that the investment manager or sub-adviser should be responsible for placing portfolio transactions rather than Fund employees and has concluded that the Agreements should be modified accordingly.

Authority to Use Sub-Advisers. As the investment management industry has grown increasingly specialized, it has become increasingly common for mutual funds whose portfolios include investments in a particular specialized asset class to utilize the services of sub-investment advisers ("sub-advisers") with particular expertise in managing the asset class. Typically, such sub-advisory arrangements are established with contracts between the investment manager and the sub-adviser, with the investment manager retaining supervision over the portfolio. For example, DMC utilizes sub-advisers in managing Funds that engage in socially conscious investing and that invest in foreign securities.

The Investment Management Agreements for certain Funds do not contain a provision authorizing the use of a sub-adviser. While Fund management has no current intention to propose new sub-advisers for any of the Funds, it would like to be in a position to do so in the future without first having to obtain shareholder approval to amend the Investment Management Agreement. Therefore, Fund management is proposing that the new Agreements for these Funds contain the sub-adviser provision, in order to standardize the Agreement with the other Delaware Investments funds. Under current federal securities law, the selection of a sub-adviser and the approval of a Sub-Advisory Agreement would still require approval by shareholders.

Miscellaneous Changes. In addition to the changes discussed above, there are certain miscellaneous changes designed to standardize the form of Agreement among all Delaware Investments funds. First, the Agreements for the Funds will reflect non-material language and structural changes to conform to the standard Delaware Investments model Agreement. Second, each new Agreement will contain a provision permitting the names "Delaware," "Delaware Investments" or "Delaware Group" to be used by other Delaware Investments funds, series or classes, whether already existing or to be created in the future, which are, or may be, sponsored or advised by DMC or DIAL. The first Delaware Investments fund to use the word "Delaware" in its name was the Delaware Balanced Fund (formerly Delaware Fund) series of Delaware Group Equity Funds I, Inc., which was originally established in 1938. Although management has reached no conclusion as to whether the Delaware Balanced Fund may have a claim to the use of the name "Delaware," each Agreement will recognize the ability of multiple Funds to use the words described above in their names.

        Summary of Proposed Changes to Investment Management Agreements

     The following table lists each Fund and summarizes the types of changes that are proposed for each Fund's Investment Management Agreement. While the table generally describes the type of proposed changes in management fees, shareholders are directed to Exhibit G, which sets forth in detail the current and proposed management fee schedules, including proposed changes in breakpoints. Shareholders are also directed to Exhibit H, which contains information comparing expenses under a Fund's current Agreement with those that would be borne by the Fund under its Proposal Agreement. These Exhibits are important to a complete understanding of the proposed changes and shareholders are encouraged to review them.



                                                                       Elimination
                                                                           of
                                                                       Shareholder     Elimination     Authority
                                              Proposed Changes to     Approval for       of Fund         to Use      Miscellaneous
          Company/Fund Name                     Management Fee         Amendments     Trading Desk    Sub-Adviser       Changes
-------------------------------------  ------------------------------ --------------  --------------  -------------  --------------
Delaware Group Adviser Funds, Inc.
 New Pacific Fund                      Increase/Add Breakpoints                                                            X
 Overseas Equity Fund                  Decrease/Add Breakpoints                                                            X
 U.S. Growth Fund                      Decrease/Add Breakpoints                                                            X
Delaware Group Cash Reserve, Inc.      Decrease/Change Breakpoints(1,2)     X                              X               X
Delaware Group Equity Funds I, Inc.
 Delaware Balanced Fund
  (formerly Delaware Fund)             Increase/Change Breakpoints(1)       X               X              X               X
 Devon Fund                            Increase/Change Breakpoints          X               X              X               X
Delaware Group Equity Funds II, Inc.
 Blue Chip Fund                        Potential Decrease due to
                                       change in Breakpoints                                                               X
 Decatur Income Fund                   Increase/Change Breakpoints(1)       X               X              X               X



------------
1 The current Agreement provides that the fees paid by the Fund will be reduced by the amount of the independent directors fees. The proposed Agreement would eliminate such a reduction. This change would modestly increase fees paid by the Fund, but would have virtually no impact on reportable expenses.

2 Under the proposed Agreement, the maximum fee rate for the Fund would be lower than the maximum fee rate under the current Agreement. However, at certain asset levels, the management fee rate applicable under the proposed Agreement would be higher than the applicable rate under the current Agreement.

                                                                         Elimination
                                                                              of
                                                                          Shareholder    Elimination     Authority
                                              Proposed Changes to        Approval for      of Fund         to Use     Miscellaneous
           Company/Fund Name                    Management Fee            Amendments    Trading Desk    Sub-Adviser      Changes
--------------------------------------  ------------------------------  -------------  --------------  ------------- --------------
 Decatur Total Return Fund               Increase/Change Breakpoints(1)        X              X              X              X

 Diversified Value Fund                              None                                                                   X
 Social Awareness Fund                   Potential Decrease due to
                                          Change in Breakpoints                                                             X
Delaware Group Equity Funds III, Inc.
 Trend Fund                              Decrease due to Addition
                                          of Breakpoints(1)                    X              X              X              X
Delaware Group Equity Funds IV, Inc.
 Capital Appreciation Fund               Potential Decrease due to
                                          Change in Breakpoints                               X              X              X
 DelCap Fund                             Decrease due to Addition
                                          of Breakpoints(1)                    X              X              X              X
Delaware Group Equity Funds V, Inc.
 Small Cap Value Fund                   Decrease due to Addition
                                         of Breakpoints(1)                     X              X              X              X
 Retirement Income Fund                 Potential Decrease due to
                                         Change in Breakpoints                                X              X              X
Delaware Group Foundation Funds
 Balanced Portfolio                                  None                                     X                             X
 Growth Portfolio                                    None                                     X                             X
 Income Portfolio                                    None                                     X                             X


------------
1 The current Agreement provides that the fees paid by the Fund will be reduced by the amount of the independent directors fees. The proposed Agreement would eliminate such a reduction. This change would modestly increase fees paid by the Fund, but would have virtually no impact on reportable expenses.

                                                                      Elimination
                                                                          of
                                                                      Shareholder     Elimination     Authority
                                          Proposed Changes to        Approval for       of Fund         to Use      Miscellaneous
         Company/Fund Name                  Management Fee            Amendments     Trading Desk    Sub-Adviser       Changes
----------------------------------  ------------------------------  --------------  --------------  -------------  --------------
Delaware Group Global &
 International Funds, Inc.
 Emerging Markets Fund              Potential Decrease due to
                                     Addition of Breakpoints                                              X               X
 Global Equity Fund (formerly
 Global Assets Fund)                Increase/Add Breakpoints(1)            X                              X               X
 Global Bond Fund                   Potential Decrease due to
                                     Addition of Breakpoints(1)            X                              X               X
 Global Opportunities Fund
  (formerly Global Equity Fund)     Increase/Add Breakpoints                                                              X
 International Equity Fund          Increase/Add Breakpoints(1)            X                              X               X
 International Small Cap Fund       Potential Decrease due to
                                     Addition of Breakpoints                                              X               X
Delaware Group Government
Fund, Inc.
 U.S. Government Fund               Decrease/Add Breakpoints(1)            X               X              X               X
Delaware Group Income Funds, Inc.
 Corporate Bond Fund                             None                                                                     X
 Delchester Fund                    Increase/Change Breakpoints(1)         X               X              X               X
 Extended Duration Bond Fund                     None                                                                     X
 High-Yield Opportunities Fund      Potential Decrease due to
                                     Change in Breakpoints                                 X              X               X
 Strategic Income Fund              Potential Decrease due to
                                     Change in Breakpoints                                 X                              X

------------
1 The current Agreement provides that the fees paid by the Fund will be reduced by the amount of the independent directors fees. The proposed Agreement would eliminate such a reduction. This change would modestly increase fees paid by the Fund, but would have virtually no impact on reportable expenses.

                                                                      Elimination
                                                                          of
                                                                      Shareholder     Elimination     Authority
                                          Proposed Changes to        Approval for       of Fund         to Use      Miscellaneous
         Company/Fund Name                  Management Fee            Amendments     Trading Desk    Sub-Adviser       Changes
----------------------------------  ------------------------------  --------------  --------------  -------------  --------------
Delaware Group Limited-Term
Government Funds, Inc.
 Limited-Term Government Fund       Potential Decrease due to
                                     Addition of Breakpoints(1)            X                              X               X
Delaware Group Premium Fund, Inc.
 Capital Reserves Series            Decrease/Add Breakpoints(1)            X               X              X               X
 Cash Reserve Series                Decrease/Change Breakpoints(1)         X               X              X               X
 Convertible Securities Series      Potential Decrease due to
                                     Addition of Breakpoints                               X                              X
 Decatur Total Return Series        Increase/Add Breakpoints(1)            X               X              X               X
 Delaware Series                    Increase/Add Breakpoints(1)            X               X              X               X
 DelCap Series                      Potential Decrease due to
                                     Addition of Breakpoints(1)            X               X              X               X
 Delchester Series                  Increase/Add Breakpoints(1)            X               X              X               X
 Devon Series                       Increase/Add Breakpoints                               X                              X
 Emerging Markets Series            Potential Decrease due to
                                     Addition of Breakpoints                                              X               X
 Global Bond Series                 Potential Decrease due to
                                     Addition of Breakpoints                                              X               X
 International Equity Series        Increase/Add Breakpoints(1)            X                              X               X
 REIT Series                                     None                                                                     X
 Small Cap Value Series             Potential Decrease due to
                                     Addition of Breakpoints               X               X              X               X
 Social Awareness Series            Potential Decrease due to
                                     Addition of Breakpoints                               X                              X
 Strategic Income Series            Potential Decrease due to
                                     Addition of Breakpoints                               X                              X
 Trend Series                       Potential Decrease due to
                                     Addition of Breakpoints               X               X              X               X

------------
1 The current Agreement provides that the fees paid by the Fund will be reduced by the amount of the independent directors fees. The proposed Agreement would eliminate such a reduction. This change would modestly increase fees paid by the Fund, but would have virtually no impact on reportable expenses.

                                                                      Elimination
                                                                          of
                                                                      Shareholder     Elimination     Authority
                                           Proposed Changes to       Approval for       of Fund         to Use      Miscellaneous
         Company/Fund Name                   Management Fee           Amendments     Trading Desk    Sub-Adviser       Changes
-----------------------------------  ----------------------------   --------------  --------------  -------------  --------------
Delaware Group State Tax-Free
 Income Trust
 Tax-Free New Jersey Fund            Potential Decrease due to
                                      Change in Breakpoints                                X              X               X
 Tax-Free Ohio Fund                  Potential Decrease due to
                                      Change in Breakpoints                                X              X               X
 Tax-Free Pennsylvania Fund          Decrease/Change Breakpoints(1)        X               X              X               X
Delaware Group Tax-Free Money
 Fund, Inc.                          Decrease/Add Breakpoints(1)           X               X              X               X
Delaware Group Tax-Free Fund, Inc.
 Tax-Free Insured Fund               Decrease/Add Breakpoints(1)           X                              X               X
 Tax-Free USA Fund                   Decrease/Change Breakpoints(1)        X               X              X               X
 Tax-Free USA Intermediate Fund      Potential Decrease due to
                                      Addition of Breakpoints(1)           X               X              X               X
Delaware Pooled Trust, Inc.
 The Real Estate Investment Trust    Potential Decrease due to
  Portfolio                           Addition of Breakpoints              X               X                              X


------------
1 The current Agreement provides that the fees paid by the Fund will be reduced by the amount of the independent directors fees. The proposed Agreement would eliminate such a reduction. This change would modestly increase fees paid by the Fund, but would have virtually no impact on reportable expenses.

                   Information About the Investment Managers

DMC serves as investment manager for many of the Funds that are participating in this meeting and as sub-adviser for others. DMC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is located at One Commerce Square, Philadelphia, Pennsylvania 19103.

DIAL serves as investment manager for some of the Funds that are participating in this meeting and as sub-adviser for others. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Advisers Act and is a member of the Investment Management Regulatory Organization (IMRO) in the United Kingdom. Since 1990, DIAL has managed the overseas assets of the funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, England EC2V 6EE.

On November 1, 1998, DMC was managing approximately $15.8 billion in assets in various open-end and closed-end investment company accounts. DIAL was managing approximately $10.5 billion in institutional or separately managed accounts (approximately $8.5 billion) and mutual fund accounts (approximately $2 billion) on the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of $17.3 billion on that date.

Both DMC and DIAL are indirect, wholly-owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters currently in Fort Wayne, Indiana, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

DMC and DIAL also provide investment management or sub-advisory services to other funds within the Delaware Investments family which have investment objectives that are similar to those of the Funds to which this Proxy Statement applies. For the names of such other funds, together with their current (and proposed, in some cases) management or sub-advisory fee rates, see Exhibit I.

DMC is a series of Delaware Management Business Trust. The Trustees who operate the business and their principal occupations (which are positions with DMC) are as follows: Jeffrey J. Nick, Chairman and Chief Executive Officer; Richard G. Unruh, Jr., Executive Vice President; David K. Downes, Executive Vice President, Chief Operating Officer and Chief Financial Officer; Richard J. Flannery, Executive Vice President and General Counsel; and John B. Fields, Vice President/Senior Portfolio Manager.

Jeffrey J. Nick is the Chairman, Chief Executive Officer and a Director of DIAL. David G. Tilles is the Managing Director, Chief Investment Officer and a Director of DIAL. In addition to Mr. Nick and Mr. Tilles, the present directors of DIAL and their principal occupations (unless noted in the paragraph above relating to DMC) are as follows: Wayne A Stork, Chairman of Delaware Management Holdings, Inc.; G. Roger H. Kitson, Vice Chairman of DIAL; Richard G. Unruh; David K. Downes; Richard J. Flannery; John C. E. Campbell, Executive Vice President of Delaware Investment Advisers (a series of Delaware Management Business Trust); Hamish O. Parker, Senior Portfolio Manager/Director of DIAL; Timothy W. Sanderson, Chief Investment Officer, Equities of DIAL; Clive A. Gillmore, Senior Portfolio Manager/Director of DIAL; Ian G. Sims, Deputy Managing Director/Chief Investment Officer/Global Fixed Income of DIAL; George
E. Deming, Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust); John Emberson, Company Secretary and Finance Director of DIAL; Nigel G. May, Senior Portfolio Manager/Director of DIAL; and Elizabeth A. Desmond, Senior Portfolio Manager, Director of DIAL.

                   Other Information Relevant to Approval of
                       Investment Management Agreements

The form of proposed Investment Management Agreement for the Funds is attached as Exhibit J. Each current and proposed Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Fund by (i) a vote of a majority of the Board of Directors, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Fund, by a vote of a majority of the Board of Directors, or (ii) by a vote of a majority of the outstanding voting securities of a Fund, or (iii) by DMC or DIAL, as relevant, at any time on 60 days written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

Under each of the current and proposed Agreements, best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the investment manager or their advisory clients. To the extent consistent with the requirements of the rules of the SEC and the National Association of Securities Dealers, Inc., these orders may be placed with brokers who sell shares of the Funds. The services provided may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment manager in connection with their investment decision-making process with respect to one or more Funds or accounts that they manage, and need not be used exclusively with respect to the Fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the current and proposed Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. In some instances, the services provided constitute in some part brokerage and research services used in connection with the investment decision-making process, and constitute in some part services used in connection with administrative or other functions not related to the investment decision-making process. In such cases, the investment manager will make a good faith allocation of brokerage and research services and will pay out of their own resources for services they use by them in connection with administrative or other functions not related to the investment decision-making process.

The current and proposed Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or a reckless disregard to the performance of its duties to a Fund, the investment manager shall not be liable to the Fund or any shareholder of the Fund for any action or omission in the course of, or in connection with, rendering services under a current or proposed Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or otherwise.

                               Other Agreements

Each Company is currently party to a Distribution Agreement relating to the Funds with Delaware Distributors, L.P. (the "Distributor"), an affiliate of DMC and DIAL. The Distributor's principal address is 1818 Market Street, Philadelphia, PA 19103. Pursuant to the Distribution Agreement, the Distributor provides underwriting, distribution and marketing services to the Funds. The Agreement includes references to distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act. The Companies are also parties to a Shareholders Services Agreement and a Fund Accounting Agreement with Delaware Service Company, Inc. ("DSC"), an affiliate of DMC and DIAL, pursuant to which DSC provides fund accounting, shareholder servicing, dividend disbursing and transfer agency services. Exhibit G to this Proxy Statement lists the amount of any payments made to the Distributor pursuant to Rule 12b-1 Plans and to DSC pursuant to service agreements, for each Fund's most recently completed fiscal year.

Proposal Five: To Approve a New Sub-Advisory Agreement for the Fund

This Proposal only applies to the following Funds:

 Delaware Group Adviser Funds, Inc.                        Delaware Group Income Funds, Inc.
  New Pacific Fund                                          Strategic Income Fund
  Overseas Equity Fund                                     Delaware Group Premium Fund, Inc.
  U.S. Growth Fund                                          REIT Series
 Delaware Group Equity Funds II, Inc.                       Social Awareness Series
  Blue Chip Fund                                            Strategic Income Series
  Social Awareness Fund                                    Delaware Pooled Trust, Inc.
 Delaware Group Global & International Fund, Inc.           The Real Estate Investment Trust Portfolio
  Global Equity Fund (formerly Global Assets Fund)
  Global Opportunities Fund (formerly Global Equity Fund)

Shareholders of each of the Funds listed above are being asked to approve a new Sub-Advisory Agreement with their Fund's existing sub-adviser. Exhibit G to this Proxy Statement lists the current sub-adviser for each Fund, along with the sub-advisory fee rates and other information about the current Sub-Advisory Agreements. New Agreements are required at this time because the existing Agreements will terminate if the new Investment Management Agreements described in Proposal Four are approved.

The proposed Sub-Advisory Agreements do not contain any changes in sub-advisory fee rates and are largely identical to the current Sub-Advisory Agreements. There are a number of minor changes in language and the form of the Agreement, which are designed to result in a single, standardized Agreement among all Delaware Investments funds that utilize sub-advisers.

One new provision is proposed for Funds which have Sub-Advisory Agreements that provide for the calculation of the sub-advisory fees based on a percentage of assets of the Fund. The new provision would require the sub-adviser to share in any fee waiver or expense limitation arrangement entered into by the Fund's investment manager. This provision does not affect the amounts to be paid by the Fund, but the sub-adviser may receive less, depending on management fee waivers or expense limitations.

Required Vote. Approval of this Proposal for a Fund requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

If approved by shareholders, the proposed Sub-Advisory Agreement for a Fund will take effect following such approval. If a proposed Sub-Advisory Agreement is not approved for a Fund, but the proposed Investment Management Agreement is approved, the investment manager will take responsibility for all aspects of investment management until such time as a new sub-advisory arrangement is approved by the Board and by shareholders. If neither the proposed Investment Management Agreement nor the proposed Sub-Advisory Agreement for a Fund is approved by shareholders, the current Agreements will remain in place for the remainder of their current term.

The Board of Directors for each Fund has unanimously approved the proposed Sub-Advisory Agreements and recommends that you vote FOR the new Sub-Advisory Agreement for your Fund.

                      Information About the Sub-Advisers

DMC and DIAL. Both DMC and DIAL currently serve in a sub-advisory capacity for certain Funds listed above. The background of each firm, along with the professionals responsible for operating each business, are described above in connection with the proposed Investment Management Agreements. Please refer to Proposal Four for that information.

AIB Govett, Inc. AIB Govett is the sub-adviser for the New Pacific Fund of Delaware Group Adviser Funds, Inc. The firm is a registered investment adviser under the Advisers Act and is located at 250 Montgomery Street, Suite 1200, San Francisco, CA 94104.

On November 30, 1998, AIB Govett was managing approximately $13.9 billion in assets for various investment trusts, investment companies and pension funds. The names and fee rates of other similar funds managed or sub-advised by AIB Govett are set forth in Exhibit I.

AIB Govett is a wholly-owned subsidiary of AIB Asset Management Holdings Limited, which is itself a majority owned subsidiary of Allied Irish Banks plc. Keith Mitchell is the President and Managing Director of AIB Govett. John Murray, Kevin Pakenham, Brian Lee, Eileen Fitzpatrick and Maurice Harte each serve as Joint Chief Investment Officers and Directors of AIB Govett and Colin Kreidwolf is the firm's Chief Financial/Operating Officer.

Lynch & Mayer, Inc. Lynch & Mayer serves as sub-adviser for the U.S. Growth Fund of Delaware Group Adviser Funds, Inc. The firm is a registered investment adviser under the Advisers Act and is located at 520 Madison Avenue, New York, New York 10022.

On November 30, 1998, Lynch & Mayer was managing approximately $4.2 billion in assets for various pension funds, foundations, endowments, trusts, high net worth individuals and investment companies.

Lynch & Mayer is an indirect, wholly-owned subsidiary of Lincoln National Corporation and an affiliate of DMC and DIAL. Edward J. Petner serves as Chief Executive Officer and also as a Portfolio Manager and member of the Board of Directors. In addition to Mr. Petner, the present directors and their principal occupations are as follows: Robert R. Coby, President; David K. Downes, Executive Vice President, Chief Operating Officer and Chief Financial Officer of Delaware Holdings, Inc.; Dennis P. Lynch, Portfolio Manager; and Jeffrey J. Nick, President and Chief Executive Officer of Delaware Management Holdings, Inc. Jeffrey J. Nick and David K. Downes serve as executives of Delaware Group Adviser Funds, Inc. and other Delaware Investments companies.

Vantage Investment Advisors. Vantage Investment Advisors serves as sub-adviser for the Blue Chip Fund and Social Awareness Fund of Delaware Group Equity Funds II, Inc. and the Social Awareness Series of Delaware Group Premium Fund, Inc. The firm is a registered investment adviser under the Advisers Act, and is located at 630 Fifth Avenue, New York, New York 10111.

On November 30, 1998, Vantage Investment Advisors was managing $8.8 billion in assets for pension plans, endowments, insurance and commingled products and investment companies. The firm is an indirect, wholly-owned subsidiary of Lincoln National Corporation and an affiliate of DMC and DIAL. T. Scott Wittman is the President, Chief Executive Officer and a Director. The other present directors and their principal occupations are as follows: Jeffrey J. Nick, President and Chief Executive Officer of Delaware Management Holdings, Inc.; Bruce D. Barton, President and Chief Executive Officer of Delaware Distributors, LP; H. Thomas McMeekin, Chief Investment Officer, Lincoln Investment Management; and Dennis Blume, Senior Vice President, Lincoln Investment Management. In addition to serving on the Board of Directors for Vantage Global Advisors, Jeffrey Nick is also the Chairman, President and Chief Executive Officer of each investment company within the Delaware Investments family.

Lincoln Investment Management, Inc. Lincoln Investment Management serves as sub-adviser for The Real Estate Investment Trust Portfolio of Delaware Pooled Trust, Inc. and the REIT Series of Delaware Group Premium Fund, Inc. The firm is registered as an investment adviser under the Advisers Act and is located at 200 E. Berry Street, Fort Wayne, Indiana 46802.

Lincoln Investment Management's primary activity is institutional fixed-income investment management and consulting. Such activity includes fixed-income portfolios, private placements, real estate debt and equity and asset/liability management. On November 30, 1998, the firm was managing approximately $41 billion in assets.

Lincoln Investment Management is a wholly owned subsidiary of Lincoln National Corporation and an affiliate of DMC and DIAL. H. Thomas McMeekin serves as its President, Chief Investment Officer and as a Director. The other directors, who also serve as officers, are: J. Michael Keefer, Vice President and General Counsel and Steven R. Brody, Vice President.

                   Other Information Relevant to Approval of
                            Sub-Advisory Agreements


The form of proposed Sub-Advisory Agreement for the Funds is attached as Exhibit K. Each current and proposed Sub-Advisory Agreement has an initial term of two years and provides that it will thereafter continue in effect from year to year only if such continuation is specifically approved at least annually with respect to each Fund by (i) a vote of a majority of the Board of Directors, or (ii) a vote of a majority of the outstanding voting securities of the Fund, and (iii) in either case, separately by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act). Each current and proposed Agreement may be terminated without penalty by (i) the Company, by a vote of a majority of the Board of Directors, or (ii) by a vote of a majority of the outstanding voting securities of a Fund, or (iii) by the sub-adviser at any time on 60 days' written notice. Each Agreement will also terminate automatically upon its "assignment," as that term is defined in the 1940 Act and upon the termination of the Investment Management Agreement to which it relates.

The specific terms of the current and proposed Sub-Advisory Agreements that relate to the provision of advisory services are virtually identical to the terms of the corresponding Investment Management Agreements, which are described in Proposal Four under "Other Information Relevant to Approval of Investment Management Agreements."


Proposal Six: To Ratify the Selection of Ernst & Young LLP as Independent Auditors for the Company
This Proposal applies to all Companies.

The Boards of Directors have selected Ernst & Young LLP as independent auditors of each Company for the current fiscal year and shareholders are asked to ratify this selection. Ernst & Young LLP's principal address is Two Commerce Square, Philadelphia, PA 19103. A representative from Ernst & Young LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Each Company's Audit Committee meets periodically with representatives of Ernst & Young LLP to receive reports and to plan for the Company's audits.

Required Vote. A simple majority (more than 50%) of the outstanding voting securities of a Company, regardless of individual Funds within the Company, is required to ratify the selection of Ernst & Young LLP as independent auditors for the Company, except that the shareholders of Delaware Group Adviser Funds, Inc., Delaware Group Foundation Funds and Delaware Group State Tax-Free Income Trust may ratify the auditor selection with a majority of "votes cast," which could be less than 50% of such Companies' voting securities.

The Board of Directors of each Company unanimously recommends that you vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors for such Company for the current fiscal year.

Proposal Seven: To Approve the Restructuring of the Company from its Current Form of Organization into a Delaware Business Trust

This Proposal applies to all Companies except for Delaware Group Foundation Funds because that Company is already organized as a Delaware business trust.

The Boards of Directors of each Company have approved separate Agreements and Plans of Reorganization (a "Plan" or the "Plans") substantially in the form attached to this Proxy Statement as Exhibit L. Each Plan provides for a reorganization (a "Reorganization") pursuant to which each Company will change its state and form of organization from a Maryland corporation, or a Pennsylvania common law trust in the case of Delaware Group State Tax-Free Income Trust, into a Delaware business trust. For each Company, the Reorganization involves the continuation of the Company in the form of a corresponding newly created Delaware business trust. These corresponding new Delaware business trusts will be referred to as "New Companies." The Funds in each of the Companies will become corresponding new Funds ("New Funds") of the New Companies.

Delaware Group Cash Reserve, Inc. ("Cash Reserve") and Delaware Group Tax-Free Money Fund, Inc. ("Tax-Free Money Fund") do not currently issue multiple series of shares. These Companies also will be reorganized into New Companies, and their existing shares will be designated as the first series, or New Funds, of such New Companies.

Under the Reorganization, the investment objective of each New Fund will be the same as those of its corresponding Fund; the portfolio securities of each Fund will be transferred to its corresponding New Fund; and shareholders will own interests in each New Company that are equivalent to their interests in the corresponding Company on the closing date of the Reorganization. The directors or trustees, and the officers and employees of each Company on the effective date of the Reorganization will become the trustees, officers and employees, respectively, of the corresponding New Company and will operate each New Company in the same manner as they previously operated the corresponding Company. The investment manager responsible for the investment management of each New Fund will be the same as the investment manager for the corresponding Fund. For those Funds with sub-advisory arrangements, the sub-adviser for each New Fund will be the same as the sub-adviser for the corresponding Fund. Each New Company and New Fund will have substantially the same name as its corresponding Company and Fund. The New Company will have the same fiscal year as the corresponding Company, and the mailing address and telephone number of the principal executive offices of each New Company will be the same as its corresponding Company. For all practical purposes, a shareholder's investment in a Fund will not change.

Background and Reasons for the Reorganizations. The Boards unanimously recommend conversion of the Companies into Delaware business trusts because they have determined that the Delaware business trust form of organization is an inherently flexible form of organization and would provide certain administrative advantages to the Companies. Delaware business trust law contains provisions specifically designed for mutual funds. Those provisions take into account the unique structure and operation of mutual funds, and allow mutual funds to simplify their operations by reducing administrative burdens so that, in general, they may operate more efficiently.

Under Delaware business trust law, the New Companies will have the enhanced flexibility to respond to future business contingencies. For example, a New Company will have the power to cause each New Fund to become a separate trust and to change the New Company's domicile all without a shareholder vote, unless such vote is required under the 1940 Act or other applicable law. This flexibility could help to assure that the New Company operates under the most advanced form of organization and could help reduce the expense and frequency of future shareholders' meetings for non-investment related issues.

The Reorganizations also will increase uniformity among the mutual funds within the Delaware Investments family. Increased uniformity among the mutual funds, many of which share common directors, trustees, officers and service providers, is expected to reduce the costs and resources devoted to compliance with applicable law and also reduce administrative burdens. Another advantage that is afforded to a mutual fund organized as a Delaware business trust is that there is a well established body of corporate precedent that may be relevant in deciding issues pertaining to the trust.

For these reasons, the Boards believe it is in the interests of the shareholders to reorganize the Companies into Delaware business trusts. At present, it appears that it would be most advantageous to stagger the Reorganizations of the Companies over approximately a one year period following the Meeting. The Boards reserve the right to abandon a Reorganization if they determine that such action is in the best interests of a Company.

The following discussion applies to the Reorganization of each Company, except where otherwise specifically noted.

Consequences and Procedures of the Reorganization. The net asset value of the shares of each class of each Fund will not be affected by the Reorganization. Each New Company and each New Fund have been organzied specifically for the purpose of effecting the Reorganization. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to a Company or its shareholders, or to any New Company. (See "Certain Federal Income and State Tax Consequences of the Plan," below.)

To accomplish the Reorganization, the Plan provides that each Company will transfer all of the assets of each of its Funds, subject to its related liabilities, to the corresponding New Company and to each of its corresponding New Funds. The New Company will establish an account for each shareholder and will credit to that account the exact number of full and fractional shares of the class of the New Fund that such shareholder previously held in the same class of the corresponding Fund on the effective date of the Reorganization. Each shareholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that he or she owned as of the effective date of the Reorganization. On the date of the Reorganization, the net asset value per share of each class of shares of each Fund will be the same as the net asset value per share of the corresponding class of shares of the New Fund. The New Company will assume all liabilities and obligations of the Company.

On the effective date of the Reorganization, each certificate representing shares of a class of a Fund will represent an identical number of shares of the same class of the corresponding New Fund. Shareholders will have the right to exchange their certificates of the Company for certificates of the New Company.

The Plan may be terminated and the Reorganization abandoned at any time prior to the effective date of the Reorganization by the Board. If the Reorganization is not approved by shareholders or if the Board determines to terminate or abandon the Reorganization, the Company will continue to operate as a Maryland corporation or a Pennsylvania common law trust, as applicable.

Capitalization and Structure. Each New Company was established pursuant to a substantially identical Agreement and Declaration of Trust ("Trust Document") under the laws of the State of Delaware. Each New Company is organized as a series company. The Trust Document permits the Trustees to issue an unlimited number of shares of beneficial interest, with no par value. The Board of Trustees of each New Company has the power to divide such shares into an unlimited number of series or classes of beneficial interest without shareholder approval. Both Cash Reserve and Tax-Free Money Fund separately will be reorganized as a New Fund of a corresponding New Company. Each of the other New Companies has designated the same number of series and classes as its corresponding Company. Each share of a New Fund represents an equal proportionate interest in the assets and liabilities belonging to that series (or class).

Shares of the respective classes of the New Funds have substantially the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the shares of the corresponding Funds. Please see Exhibit M, "Comparison and Significant Differences Between Delaware Business Trusts and Maryland Corporations" and "Comparison and Significant Differences Between Delaware Business Trusts And Pennsylvania Common Law Trusts." Shares of the respective classes of each Fund are, and, when issued, shares of each corresponding New Fund will be, fully paid, non-assessable, and freely transferable and have no preemptive or subscription rights.

In the Reorganization, shares of the respective classes of a Fund will be exchanged for an identical number of shares of the same class of the corresponding New Fund. Thereafter, shares of each class of the New Fund will be available for issuance at their net asset value applicable at the time of sale. Each New Company will adopt the corresponding Company's existing registration statement under the Securities Act of 1933 and the 1940 Act.

Effects of Shareholder Approval of the Reorganization. An investment company registered under the 1940 Act is required to: (i) submit the selection of the company's independent auditors to all shareholders for their ratification; (ii) call a special meeting to elect directors (trustees) within 60 days if, at any time, less than one half of the directors (trustees) holding office have been elected by all shareholders; and (iii) submit any proposed investment management agreement and sub-advisory agreement relating to a particular series of the investment company to the shareholders of that series for approval.

The Board believes that it is in the best interest of the shareholders of each Company (who will become the shareholders of a corresponding New Company if the Reorganization is approved) to avoid the considerable expense of another shareholders' meeting for the New Company to obtain the shareholder approvals described above shortly after the closing of the Reorganization. The Board also believes that it is not in the best interest of the shareholders to carry out the Reorganization if the surviving New Company would not have a Board of Trustees, independent auditors, and investment management agreements or sub-advisory agreements complying with the 1940 Act.

The Board will, therefore, consider approval of the Reorganization by the requisite vote of the shareholders of the Company to constitute the approval of the Plan contained in Exhibit L, and also to constitute, for the purposes of the 1940 Act: (i) ratification of the independent auditors for each Company as the New Company's independent auditors (please see Proposal Six); (ii) election of the Directors (Trustees) of the Company as the trustees of the New Company after the closing of the Reorganization (please see Proposal One); (iii) approval by the shareholders of each Fund of the investment management agreement between the New Company on behalf of the New Fund and the current investment manager, which will be substantially identical to the agreement that is in place between the Company and the current investment manager (please see Proposal Four); and (iv) for those Funds subject to a sub-advisory agreement, approval by the shareholders of the Fund of the sub-advisory agreement between the current investment manager and the current sub-adviser relating to the New Fund, which will be substantially identical to the agreement that is in place between the current investment manager and the current sub-adviser (please see Proposal
Five).

The New Company will issue a single share of each class of each New Fund to the Company, and, assuming approval of the Reorganization by shareholders of the Company, the officers of the Company, prior to the Reorganization, will cause the Company, as the sole shareholder of the New Company, to vote such shares "FOR" the matters specified in the above paragraph. The New Company will then consider the requirements of the 1940 Act referred to above to have been satisfied.

Investment Objectives, Policies and Restrictions. The investment objective, policies and restrictions for each New Fund will be the investment policies and restrictions of the corresponding Fund immediately prior to the Reorganization. That is, each New Fund's investment objective policies and restrictions will reflect the results of the shareholders' votes on Proposal Two and Sub-Proposals 3A-3G.

Investment Management Agreements. If the proposed new investment management agreement relating to a Fund, and as proposed and described in Proposal Four (a "New Agreement"), is approved by the shareholders of the Fund, the terms of the investment management agreement for the corresponding New Fund will be substantially identical to the New Agreement for the Fund. For each Fund for which the New Agreement described in Proposal Four is not approved, if any, the investment management agreement for the corresponding New Fund will be substantially identical to the existing investment management agreement currently in place for that Fund.

Sub-Advisory Agreements. For a Fund with sub-advisory arrangements, if the proposed new sub-advisory agreement relating to the Fund, as proposed and described in Proposal Five (a "New Sub-Advisory Agreement"), is approved by the shareholders of the Fund, the terms of the sub-advisory agreement for the corresponding New Fund will be substantially identical to the New Sub-Advisory Agreement for the Fund. For each Fund for which the New Sub-Advisory Agreement described in Proposal Five is not approved, if any, the sub-advisory agreement for the corresponding New Fund will be substantially identical to the existing sub-advisory agreement currently in place for that Fund, unless the Investment Management Agreement to which it relates is approved. In that instance, the investment manager will take responsibility for all aspects of investment management until such time as a new sub-advisory arrangement is approved by the Board and by shareholders.

Certain Federal Income and State Tax Consequences of the Plan. It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Company and the New Company, that, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Company for the shares of the corresponding New Company, the transfer of such shares to the holders of shares of the Company, and the liquidation and dissolution of the Company pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Company, the New Company, or shareholders of the Company or the New Company. A shareholder's adjusted basis for tax purposes in the shares of the New Company after the exchange and transfer will be the same as his or her adjusted basis for tax purposes in the shares of the corresponding Company immediately before the exchange.

As a business trust, the New Company (or, in certain circumstances, its shareholders who are Pennsylvania residents) would be subject to the Pennsylvania county personal property tax. However, at present, Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax. However, if the personal property tax were reinstituted, or any similar state or local tax were imposed, the New Company's options would be reevaluated at that time.

Each shareholder should consult his or her own tax adviser with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

Shareholder Servicing Arrangements and Distribution Plans. The New Company will enter into agreements with DSC for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in effect for each corresponding Company for such services. Delaware Distributors, L.P. will serve as the national distributor for the shares of the New Fund under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Fund.

The New Company has adopted distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of certain classes of shares that are substantially identical to the distribution plans currently in place for the same classes of shares of the corresponding Company.

Requests for Redemption of the Company. Any request to redeem shares of the Company that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Company. Any request to redeem shares of the Company received or processed after the Reorganization will be treated as a request for the redemption of shares of the corresponding New Company.

Expenses of the Reorganization. Because the Reorganization will benefit the Company and its shareholders, the Board has authorized that the expenses incurred by the Company in the Reorganization or arising out of the Reorganization shall be paid by the Company, whether or not the Reorganization is approved by the shareholders.

Comparison of Legal Structures. Comparisons of the Delaware Business Trust Act with the Maryland General Corporation Law, and the Pennsylvania law applicable to trusts, including a comparison of relevant provisions of the governing documents of the Companies and the New Companies, is included in Exhibit M, which is entitled "Comparison And Significant Differences For Delaware Business Trusts and Maryland Corporations" and in Exhibit N, "Comparison And Significant Differences For Delaware Business Trusts and Pennsylvania Common Law Trusts."

Required Vote. The Plans and the transactions contemplated thereby, including the liquidation and dissolution of the Companies, requires the approval of the shareholders as set forth below:

   o All Companies except for Delaware Group Adviser Funds, Inc. and Delaware Group State Tax-Free Income Trust -- a majority of all votes entitled to be cast.

   o Delaware Group Adviser Funds, Inc. -- two-thirds of all votes entitled to be cast.

   o Delaware Group State Tax-Free Income Trust -- a majority of the outstanding shares.

The Board unanimously recommends that you vote FOR the Reorganization.

                                   EXHIBIT A

           OUTSTANDING SHARES AS OF RECORD DATE (December 21, 1998)



                                                                    Shares Owned by
                                                                     Fund Directors
                                                    Shares                and
                                                  Outstanding      Executive Officers
                                                      on            as a Group as of     Percent of Fund/
                                                 Record Date*       October 31, 1998       Company Owned
                                              ------------------  -------------------  --------------------
Delaware Group Adviser Funds, Inc.
   New Pacific Fund ........................    1,907,851.323         2,725.988             0.15%/0.04%
   Overseas Equity Fund ....................      538,411.894           116.323            0.03%/0.0018%
   U.S. Growth Fund ........................    4,490,408.620        14,417.178             0.34%/0.22%
Delaware Group Cash Reserve, Inc. ..........  618,283,330.190     4,509,902.950             0.75%/0.75%
Delaware Group Equity Funds I, Inc.
   Delaware Balanced Fund
    (formerly Delaware Fund) ...............   42,175,073.099        61,446.903             0.15%/0.11%
   Devon Fund ..............................   13,017,209.450       120,098.836             1.03%/0.22%
Delaware Group Equity Funds II, Inc.
   Blue Chip Fund ..........................    1,448,447.814         1,215.859            0.09%/0.0006%
   Decatur Income Fund .....................  111,839,463.758       115,254.551             0.10%/0.06%
   Decatur Total Return Fund ...............   72,459,793.743        57,081.699             0.08%/0.03%
   Diversified Value Fund ..................      235,296.118
   Social Awareness Fund ...................    7,095,975.621           304.264          0.0045%/0.0002%
Delaware Group Equity Funds III, Inc.
   Trend Fund ..............................   37,764,642.980       122,727.814             0.32%/0.32%
Delaware Group Equity Funds IV, Inc.
   Capital Appreciation Fund ...............      251,183.859
   DelCap Fund .............................   34,628,655.917        32,726.613             0.11%/0.11%
Delaware Group Equity Funds V, Inc.
   Small Cap Value Fund ....................   19,627,328.389       171,455.060             0.88%/0.87%
   Retirement Income Fund ..................      281,928.671
Delaware Group Foundation Funds
   Balanced Portfolio ......................      415,975.682
   Growth Portfolio ........................      382,943.176
   Income Portfolio ........................      138,364.004
Delaware Group Global & International Funds,
 Inc.
   Emerging Markets Fund ...................    1,533,815.889         8,011.700             0.51%/0.03%
   Global Equity Fund
    (formerly Global Assets Fund) ..........    1,376,888.136         8,531.170             0.62%/0.03%
   Global Bond Fund ........................    1,826,088.965        17,149.455             0.47%/0.06%
   Global Opportunities Fund
    (formerly Global Equity Fund) ..........      359,123.691
   International Equity Fund ...............   22,826,427.997        67,519.204             0.31%/0.25%
   International Small Cap Fund ............      352,943.176
Delaware Group Government Fund, Inc.
   U.S. Government Fund ....................   23,291,408.880        26,947.947             0.11%/0.11%
Delaware Group Income Funds, Inc.
   Corporate Bond Fund .....................    3,574,164.617
   Delchester Fund .........................  234,228,573.388       859,831.488             0.38%/0.36%
   Extended Duration Bond Fund .............    3,301,764.030
   High-Yield Opportunities Fund ...........    3,824,210.479     1,181,617.167            36.05%/0.49%
   Strategic Income Fund ...................    9,049,344.246        15,000.348             0.17%/0.01%

 * The shares outstanding on the record dateinclude all shares purchased in transactions that have settled by the record date.


           OUTSTANDING SHARES AS OF RECORD DATE (December 21, 1998)



                                                                         Shares Owned by
                                                                          Fund Directors
                                                        Shares                 and
                                                     Outstanding        Executive Officers
                                                          on             as a Group as of     Percent of Fund/
                                                     Record Date*        October 31, 1998      Company Owned
                                                 -------------------   -------------------   -----------------
Delaware Group Limited-Term Government
 Funds, Inc.
   Limited-Term Government Fund ..............      41,352,827.462          56,611.175           0.14%/0.14%
Delaware Group Premium Fund, Inc.
   Capital Reserves Series ...................       4,180,014.713
   Cash Reserve Series .......................       4,368,873.064
   Convertible Securities Series .............         722,441.794
   Decatur Total Return Series ...............      29,748,026.624
   Delaware Series ...........................       9,971,907.670
   DelCap Series .............................       7,036,185.224
   Delchester Series .........................      14,060,425.565
   Devon Series ..............................       4,330,405.043
   Emerging Markets Series ...................         918,725.775
   Global Bond Series ........................       2,008,768.648
   International Equity Series ...............      14,865,581.905
   REIT Series ...............................         577,289.402
   Small Cap Value Series ....................       6,309,321.497
   Social Awareness Series ...................       1,808,681.456
   Strategic Income Series ...................       1,908,796.448
   Trend Series ..............................       8,501,639.644
Delaware Group State Tax-Free Income Trust
   Tax-Free New Jersey Fund ..................         561,224.709          19,012.257           4.32%/0.02%
   Tax-Free Ohio Fund ........................         255,147.696
   Tax-Free Pennsylvania Fund ................     110,858,721.886         889,083.269           0.81%/0.80%
Delaware Group Tax-Free Money Fund, Inc. .....      30,230,645.680         193,033.460           0.56%/0.56%
Delaware Group Tax-Free Fund, Inc.
   Tax-Free Insured Fund .....................       7,208,378.354
   Tax-Free USA Fund .........................      51,938,806.870          45,096.735           0.09%/0.07%
   Tax-Free USA Intermediate Fund ............       2,635,075.434           5,070.214           0.20%/0.01%
Delaware Pooled Trust, Inc.
   The Real Estate Investment Trust
    Portfolio ................................       5,344,331.328          40,604.332           0.74%/0.03%


* The shares outstanding on the record date include all shares purchased in transactions that have settled by the record date.

                                   EXHIBIT B
        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998


     The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of October 31, 1998. Management does not have knowledge of beneficial owners.

                                                     Shareholder                   Number     Percent     Percent
             Company/Fund                          Name and Address              of Shares    of Fund    of Company
-------------------------------------  ---------------------------------------  -----------  ---------  -----------
Delaware Group Adviser Funds, Inc.
 Overseas Equity Fund ...............  Merrill Lynch, Pierce, Fenner & Smith        20,616      5.11%       0.30%
                                       For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East
                                       Jacksonville, FL 32246

U.S. Growth Fund ....................  Federated Life Insurance Company          2,253,551     52.43%      34.45%
                                       Separate Account A - Attn: Tom Koch
                                       P.O. Box 328
                                       Owatonna, MN 55060
Delaware Group Equity Funds I, Inc.
 Delaware Balanced Fund
   (formerly Delaware Fund) .........  Price Waterhouse LLP                      4,382,314     10.46%       8.18%
                                       Savings Plan
                                       P.O. Box 30004
                                       Tampa, FL 33630

                                       Bankers Trust as Trustee for              3,866,787      9.23%       7.22%
                                       Coopers & Lybrand Map Savings Plan
                                       100 Plaza One - MS 3048
                                       Jersey City, NJ 07311
Delaware Group Equity Funds II, Inc.
 Blue Chip Fund .....................  James Roy Fitzpatrick and                    94,919      7.34%       0.05%
                                       Janice C. Fitzpatrick JT WROS
                                       6295 Whitmar Place, South
                                       Memphis, TN 38120

                                       Aero Corporation 401(k) Plan                  2,732      5.62%       0.04%
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103

Diversified Value Fund ..............  Lincoln National Life Insurance Co.         235,294     99.99%       0.12%
                                       1300 South Clinton Street
                                       Fort Wayne, IN 46802
Delaware Group Equity Funds IV, Inc.
 DelCap Fund ........................  Merrill Lynch, Pierce, Fenner & Smith     3,492,946     11.51%      11.42%
                                       For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East
                                       Jacksonville, FL 32246

                                       Price Waterhouse LLP                      2,041,396      6.73%       6.67%
                                       Savings Plan
                                       P.O. Box 30004
                                       Tampa, FL 33630

        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998



                                                      Shareholder                     Number      Percent      Percent
            Company/Fund                            Name and Address                of Shares     of Fund     of Company
------------------------------------  -------------------------------------------  -----------  -----------  -----------
Capital Appreciation Fund ..........  Chicago Trust Company                           247,789      99.46%        0.81%
                                      For the Benefit of Lincoln National Corp.
                                      Employees Retirement Plan
                                      c/o Marshall & Ilsley Trust Company
                                      P.O. Box 2977
                                      Milwaukee, WI 53201
Delaware Group Equity Funds V, Inc.
 Retirement Income Fund ............  Chicago Trust Company                           278,617      98.83%        1.41%
                                      For the Benefit of Lincoln National Corp.
                                      Employees Retirement Plan
                                      c/o Marshall & Ilsley Trust Company
                                      P.O. Box 2977
                                      Milwaukee, WI 53201

Small Cap Value Fund ...............  Bankers Trust as Trustee for                  4,016,645      20.56%       20.26%
                                      Coopers & Lybrand Map Savings Plan
                                      100 Plaza One - MS 3048
                                      Jersey City, NJ 07311
Delaware Group Foundation Funds
 Income Portfolio ..................  Richard Scott                                     9,236      12.62%        1.40%
                                      Profit Sharing Plan
                                      For the Benefit of Richard Scott
                                      P.O. Box 80845 - College Station
                                      Fairbanks, AK 99708

                                      Richard Scott                                     8,081      11.05%        1.23%
                                      Pension Plan
                                      For the Benefit of Richard Scott
                                      P.O. Box 80845 - College Station
                                      Fairbanks, AK 99708

                                      Florence Wiseman                                  6,910       9.44%        1.05%
                                      904 East King Street
                                      Owosso, MI 48867

                                      Delaware Management Business Trust                5,972       8.17%        0.91%
                                      Attn: Joseph Hastings
                                      1818 Market Street
                                      Philadelphia, PA 19103

                                      Anna M. Garber                                    5,251       7.18%        0.80%
                                      92 Strasburg Pike
                                      Lancaster, PA 17602

                                      J. Mark Waltz                                     4,151       5.67%        0.63%
                                      1833 West Crescent
                                      Park Ridge, IL 60068

        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998


                                                                   Shareholder                   Number     Percent     Percent
                    Company/Fund                                 Name and Address              of Shares    of Fund    of Company
---------------------------------------------------  ---------------------------------------  -----------  ---------  -----------
                                                     Cappy E. Sumler                              4,120      5.63%       0.62%
                                                     1510 East 81st Street
                                                     Kansas, MO 64131

                                                     M. Pauline Wissler                           3,697      5.05%       0.56%
                                                     227 Millwood Road
                                                     Lancaster, PA 17602
Balanced Portfolio ................................  Glenn A. Shively and                        28,350      8.39%       4.30%
                                                     Deborah Z. Shively, JT WROS
                                                     1401 Le Boutillier Road
                                                     Malvern, PA 19355

Growth Portfolio ..................................  DMTC for the Rollover IRA of                15,391      6.19%       2.33%
                                                     Louis E. Meador
                                                     1301 Camden Place
                                                     Lawrenceville, GA 30043
Delaware Group Global & International Funds, Inc.
Global Bond Fund ................................... Lincoln National Life Insurance Co.        488,135     27.49%       1.81%
                                                     Attn: Karen Gerke
                                                     1300 South Clinton Street
                                                     Fort Wayne, IN 46802
Global Equity Fund (formerly
  Global Assets Fund) .............................  Merrill Lynch, Pierce, Fenner & Smith      163,960     11.93%       0.61%
                                                     For the Sole Benefit of its Customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Drive East
                                                     Jacksonville, FL 32246

                                                     Merrill Lynch, Pierce, Fenner & Smith      116,730      8.50%       0.43%
                                                     For the Sole Benefit of its Customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Drive East
                                                     Jacksonville, FL 32246

                                                     Delaware Management Business Trust         102,059      7.43%       0.38%
                                                     c/o Joseph Hastings
                                                     1818 Market Street - 16th Floor
                                                     Philadelphia, PA 19103

        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998



                                                          Shareholder                     Number      Percent      Percent
              Company/Fund                              Name and Address                of Shares     of Fund     of Company
----------------------------------------  -------------------------------------------  -----------  -----------  -----------
International Equity Fund ..............  Bankers Trust as Trustee for                  3,275,328      15.24%       12.17%
                                          Coopers & Lybrand Map Savings Plan
                                          100 Plaza One - MS 3048
                                          Jersey City, NJ 07311

                                          County of Los Angeles                         2,461,273      11.45%        9.15%
                                          Def. Comp. and Thrift Plan
                                          c/o Great West Life & Annuity
                                          8515 East Orchard Road - #2T2
                                          Englewood, CA 80111

                                          Northern Telecom, Inc.                        1,481,212       6.89%        5.50%
                                          Long Term Investment Plan
                                          c/o BTNY Service - Attn: G. Anzalone
                                          34 Exchange Place - MS 3064
                                          Jersey City, NJ 07302

                                          Price Waterhouse LLP                          1,156,797       5.38%        4.30%
                                          Savings Plan
                                          P.O. Box 30004
                                          Tampa, FL 33630

International Small Cap Fund ...........  Lincoln National Life Insurance Company         354,721      99.99%        1.32%
                                          1300 South Clinton Street
                                          Fort Wayne, IN 46802
Delaware Group Income Funds, Inc.
 Strategic Income Fund .................  Chicago Trust Company                           656,085       7.56%        0.27%
                                          For the Benefit of Lincoln National Corp.
                                          Employees Retirement Trust
                                          1000 North Water Street - TR14
                                          Milwaukee, WI 53202

High-Yield Opportunities Fund ..........  Wayne A. Stork                                1,091,608      33.26%        0.45%
                                          5727 Twin Silo Road
                                          Doylestown, PA 18901

                                          Chicago Trust Company                           664,647      20.25%        0.28%
                                          For the Benefit of Lincoln National Corp.
                                          Employees Retirement Plan
                                          c/o Marshall & Ilsley Trust Co.
                                          P.O. Box 2977
                                          Milwaukee, WI 53201

                                          Merrill Lynch, Pierce, Fenner & Smith           208,752       6.36%        0.09%
                                          For the Sole Benefit of its Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          Jacksonville, FL 32246

        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998



                                                        Shareholder                    Number      Percent      Percent
              Company/Fund                            Name and Address               of Shares     of Fund     of Company
---------------------------------------  -----------------------------------------  -----------  -----------  -----------
Coporate Bond Fund ....................  Lincoln National Life Insurance Company       181,818      52.12%       0.08%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46802

                                         Christopher W. Hobler                          29,528       8.47%       0.01%
                                         P.O. Box 388
                                         Jug Hill Road - Deerwood Farm
                                         Milton Hills, NH 03852

                                         Nannette Glaxon                                21,815       6.25%       0.01%
                                         454 Prospect Avenue - Unit 231
                                         West Orange, NJ 07052

                                         Seymour S. Glaxon                              17,687       5.07%       0.01%
                                         454 Prospect Avenue - Unit 231
                                         West Orange, NJ 07052

Extended Duration Bond Fund ...........  Lincoln National Life Insurance Company       181,818      62.90%       0.08%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46802

                                         Christopher W. Hobler                          29,528      10.22%       0.01%
                                         P.O. Box 388
                                         Jug Hill Road - Deerwood Farm
                                         Milton Hills, NH 03852
Delaware Group Limited-Term
Government Funds, Inc.
 Limited-Term Government Fund .........  Merrill Lynch, Pierce, Fenner & Smith       2,710,143       6.57%       6.57%
                                         For the Sole Benefit of its Customers
                                         Attn: Fund Administration
                                         4800 Deer Lake Drive East
                                         Jacksonville, FL 32246
Delaware Pooled Trust, Inc.
 The Real Estate Investment
  Trust Porfolio ......................  Lincoln National Life Insurance Co.         1,269,763      23.37%       0.90%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46802

                                         Lincoln National Life Insurance Co.         1,245,460      22.82%       0.89%
                                         1300 South Clinton Street
                                         Fort Wayne, IN 46802

                                         American States Insurance Company             625,797      11.47%       0.45%
                                         500 Meridian Street
                                         Indianapolis, IN 46204

        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998



                                                  Shareholder               Number       Percent      Percent
             Company/Fund                       Name and Address           of Shares     of Fund     of Company
--------------------------------------  -------------------------------  ------------  -----------  -----------
Delaware Group Premium Fund, Inc.
 Decatur Total Return Series .........  SMA Life Assurance Company        19,622,497      67.59%       18.15%
                                        Separate Account VA-K
                                        Attn: Jay Burke
                                        440 Lincoln Street
                                        Worcester, MA 01653

                                        Lincoln National Life Company      7,849,099      27.04%        7.26%
                                        Separate Account - C
                                        1300 South Clinton Street
                                        P.O. Box 2340
                                        Fort Wayne, IN 46801

 Delchester Series ...................  SMA Life Assurance Company        12,950,590      97.70%       11.98%
                                        Separate Account VA-K
                                        Attn: Jay Burke
                                        440 Lincoln Street
                                        Worcester, MA 01653

 Capital Reserves Series .............  SMA Life Assurance Company         3,671,927      89.36%        3.40%
                                        Separate Account VA-K
                                        Attn: Jay Burke
                                        440 Lincoln Street
                                        Worcester, MA 01653

 Delaware Series .....................  SMA Life Assurance Company         9,205,741      95.75%        8.51%
                                        Separate Account VA-K
                                        Attn: Jay Burke
                                        440 Lincoln Street
                                        Worcester, MA 01653

 Cash Reserve Series .................  SMA Life Assurance Company         4,295,652      86.10%        3.97%
                                        Separate Account VA-K
                                        Attn: Jay Burke
                                        440 Lincoln Street
                                        Worcester, MA 01653

 DelCap Series .......................  SMA Life Assurance Company         6,695,209      96.14%        6.19%
                                        Separate Account VA-K
                                        Attn: Jay Burke
                                        440 Lincoln Street
                                        Worcester, MA 01653

 International Equity Series .........  SMA Life Assurance Company        14,098,796      96.87%       13.04%
                                        Separate Account VA-K
                                        Attn: Jay Burke
                                        440 Lincoln Street
                                        Worcester, MA 01653

        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998



                                             Shareholder               Number      Percent      Percent
           Company/Fund                    Name and Address          of Shares     of Fund     of Company
---------------------------------  -------------------------------  -----------  -----------  -----------
Trend Series ....................  Lincoln National Life Company     4,473,309      53.13%       4.14%
                                   Separate Account - C
                                   1300 South Clinton Street
                                   P.O. Box 2340
                                   Fort Wayne, IN 46801

                                   SMA Life Assurance Company        3,877,988      46.06%       3.59%
                                   Separate Account VA-K
                                   Attn: Jay Burke
                                   440 Lincoln Street
                                   Worcester, MA 01653

Small Cap Value Series ..........  SMA Life Assurance Company        6,040,978      98.21%       5.59%
                                   Separate Account VA-K
                                   Attn: Jay Burke
                                   440 Lincoln Street
                                   Worcester, MA 01653

Global Bond Series ..............  Lincoln National Life Company     1,431,277      73.41%       1.32%
                                   Separate Account - C
                                   1300 South Clinton Street
                                   P.O. Box 2340
                                   Fort Wayne, IN 46801

                                   SMA Life Assurance Company          516,264      26.47%       0.48%
                                   Separate Account VA-K
                                   Attn: Jay Burke
                                   440 Lincoln Street
                                   Worcester, MA 01653

Strategic Income Series .........  SMA Life Assurance Company        1,600,653      91.42%       1.48%
                                   Separate Account VA-K
                                   Attn: Jay Burke
                                   440 Lincoln Street
                                   Worcester, MA 01653

                                   SMA Life Assurance Company          166,847       9.53%       0.15%
                                   Separate Account VA-K
                                   Attn: Jay Burke
                                   440 Lincoln Street
                                   Worcester, MA 01653

Devon Series ....................  SMA Life Assurance Company        3,636,111      99.83%       3.36%
                                   Separate Account VA-K
                                   Attn: Jay Burke
                                   440 Lincoln Street
                                   Worcester, MA 01653

        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998


                                                       Shareholder                  Number      Percent      Percent
              Company/Fund                          Name and Address              of Shares     of Fund     of Company
---------------------------------------  --------------------------------------  -----------  -----------  -----------
Emerging Markets Series ...............  SMA Life Assurance Company                 669,453      74.63%       0.62%
                                         Separate Account VA-K
                                         Attn: Jay Burke
                                         440 Lincoln Street
                                         Worcester, MA 01653

                                         Lincoln National Life Company              206,394      23.01%       0.19%
                                         Separate Account - C
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

Convertible Securities Series .........  SMA Life Assurance Company                 446,464      69.78%       0.41%
                                         Separate Account VA-K
                                         Attn: Jay Burke
                                         440 Lincoln Street
                                         Worcester, MA 01653

                                         Chicago Trust Company                       36,418       5.69%       0.03%
                                         For the Benefit of Lincoln National
                                         Corporation Employee Retirement Plan
                                         c/o Marshall & Ilsley Trust Co.
                                         P.O. Box 2977
                                         Milwaukee, WI 53201

Social Awareness Series ...............  SMA Life Assurance Company               1,634,862      97.80%       1.51%
                                         Separate Account VA-K
                                         Attn: Jay Burke
                                         440 Lincoln Street
                                         Worcester, MA 01653

REIT Series ...........................  Lincoln National Life Company              200,000      42.62%       0.18%
                                         Separate Account - C
                                         1300 South Clinton Street
                                         P.O. Box 2340
                                         Fort Wayne, IN 46801

                                         The Travelers Separate Account TM2         135,337      28.84%       0.13%
                                         For Variable Annuities of
                                         The Travelers Insurance Company
                                         One Tower Square 5MS
                                         Hartford, CT 06183

                                         SMA Life Assurance Company                  87,396      20.08%       0.08%
                                         Separate Account VA-K
                                         Attn: Jay Burke
                                         440 Lincoln Street
                                         Worcester, MA 01653

                                         The Travelers Separate Account ABD2         37,175       8.54%       0.03%
                                         For Variable Annuities of
                                         The Travelers Insurance Company
                                         One Tower Square 5MS
                                         Hartford, CT 06183

        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998



                                                      Shareholder                    Number     Percent     Percent
             Company/Fund                           Name and Address               of Shares    of Fund    of Company
-------------------------------------  -----------------------------------------  -----------  ---------  -----------
Delaware Group Tax-Free
 Money Fund, Inc. ...................  Judith D. Ludwig and                        3,076,594      8.93%     8.93%
                                       Bruce A. Grassfields TTEES
                                       2650 South Main Street
                                       Erie, CO 80516
Delaware Group State Tax-Free
 Income Trust
 Tax-Free Pennsylvania Fund .........  Merrill Lynch, Pierce, Fenner & Smith       6,409,033      5.81%     5.77%
                                       For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East
                                       Jacksonville, FL 32246

 Tax-Free New Jersey Fund ...........  Lincoln National Life Insurance Co.           191,929     38.34%     1.73%
                                       c/o Lincoln Investment Management, Inc.
                                       Attn: Carol A. Schmidt
                                       200 East Berry Street
                                       Fort Wayne, IN 46802

                                       Wheat First Securities, Inc.                   44,263     10.06%     0.04%
                                       Theodore W. Gruber, Jr.
                                       P.O. Box 615
                                       Elmer, NJ 08318
                                       Ellen Jones, Trustee                           26,802      6.09%     0.02%
                                       Mildred Gale Trust
                                       140 Renaissance Drive
                                       Cherry Hill, NJ 08003

 Tax-Free Ohio Fund .................  Lincoln National Life Insurance Co.           192,360     83.35%     0.17%
                                       c/o Lincoln Investment Management, Inc.
                                       Attn: Carol A. Schmidt
                                       200 East Berry Street
                                       Fort Wayne, IN 46802

                                       David J. Littell and                           13,383     5.80%     0.01%
                                       Mary Ann Littell JT WROS
                                       3804 Long Road
                                       Avon, OH 44011
Voyageur Mutual Funds, Inc.
 Delaware-Voyageur Tax-Free
  New York Fund .....................  Wheat First Securities, Inc.                   93,546      8.51%     0.30%
                                       Anthony A. Pugliese and
                                       Carole D. Pugliese JT TEN
                                       109 Eastwoods Road
                                       Pound Ridge, NY 10576

        SHAREHOLDERS OWNING 5% OR MORE OF A FUND AS OF OCTOBER 31, 1998



                                                  Shareholder                    Number     Percent     Percent
           Company/Fund                         Name and Address               of Shares    of Fund    of Company
---------------------------------  -----------------------------------------  -----------  ---------  -----------
 Delaware-Voyageur Tax-Free
  Wisconsin Fund ................  Salomon Smith Barney                          348,710     8.91%       1.11%
                                   388 Greenwich Street
                                   New York, NY 10013

                                   Paine Webber                                  332,520     8.49%       1.06%
                                   For the Benefit of Bayban
                                   c/o First State Bank of Bayport
                                   Attn: Barb Monteith
                                   950 North Highway 95
                                   Bayport, MN 55003
Voyageur Mutual Funds III, Inc.
 Aggressive Growth Fund .........  Merrill Lynch, Pierce, Fenner & Smith         406,551     6.73%       3.44%
                                   For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246

                                   Merrill Lynch, Pierce, Fenner & Smith         397,062     6.57%       3.36%
                                   For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246

 Growth Stock Fund ..............  Charles Schwab & Co. Inc.                     112,321     7.70%       0.95%
                                   Special Custody Account for the
                                   Exclusive Benefit of Customers
                                   Attn: Mutual Funds
                                   101 Montgomery Street
                                   San Francisco, CA 94104
Voyageur Tax Free Funds, Inc.
 Delaware-Voyageur Tax-Free
 Minnesota Fund .................  Merrill Lynch, Pierce, Fenner & Smith       2,064,394     6.20%       5.73%
                                   For the Sole Benefit of its Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246
 Delaware-Voyageur Tax-Free
 North Dakota Fund ..............  Wilkota and Company                           254,898     9.30%       0.70%
                                   1st Nat'l Bank & Trust Co. of Williston
                                   P.O. Box 1827
                                   Williston, ND 58802

                                   EXHIBIT C

              YEARS THAT DIRECTORS OR TRUSTEES FIRST TOOK OFFICE


                             Jeffrey    Walter P.    John H.     Anthony    Ann R.    W. Thacher    Thomas F.    Charles   Wayne A.
                             J. Nick      Babich      Durham    D. Knerr     Leven    Longstreth     Madison     E. Peck    Stork
                            ---------  -----------  ---------  ----------  --------  ------------  -----------  --------- ---------
Delaware Group Equity
 Funds I, Inc. ...........    1997        1988        1977       1990       1989        1977          1997        1990       1991
Delaware Group Equity
 Funds II, Inc. ..........    1997        1988        1977       1990       1989        1977          1997        1990       1991
Delaware Group Equity
 Funds III, Inc. .........    1997        1988        1977       1990       1989        1977          1997        1990       1991
Delaware Group Equity
 Funds IV, Inc. ..........    1997        1988        1985       1990       1989        1985          1997        1990       1991
Delaware Group Equity
 Funds V, Inc. ...........    1997        1988        1987       1990       1989        1987          1997        1990       1991
Delaware Group
 Income Funds, Inc. ......    1997        1988        1977       1990       1989        1977          1997        1990       1991
Delaware Group
 Government Fund,
 Inc. ....................    1997        1988        1985       1990       1989        1985          1997        1990       1991
Delaware Group
 Limited-Term
 Government Funds,
 Inc. ....................    1997        1988        1981       1990       1989        1988          1997        1990       1991
Delaware Group Cash
 Reserve, Inc. ...........    1997        1988        1978       1990       1989        1978          1997        1990       1991
Delaware Group
 Tax-Free Money
 Fund, Inc. ..............    1997        1988        1981       1990       1989        1981          1997        1990       1991
Delaware Group State
 Tax-Free Income
 Trust ...................    1997        1988        1977       1990       1989        1977          1997        1990       1991
Delaware Group
 Tax-Free Fund, Inc. .....    1997        1988        1983       1990       1989        1983          1997        1990       1991
Delaware Group
 Premium Fund, Inc. ......    1997        1988        1988       1990       1989        1988          1997        1990       1991
Delaware Group
 Global &
 International Funds,
 Inc. ....................    1997        1991        1991       1991       1991        1991          1997        1991       1991
Delaware Group
 Adviser Funds, Inc.......    1997        1996        1998       1996       1996        1996          1997        1996       1996
Delaware Group
 Foundation Funds ........    1997        1997        1998       1997       1997        1997          1997        1997       1997
Delaware Pooled Trust,
 Inc .....................    1997        1991        1991       1991       1991        1991          1997        1991       1991


                                   EXHIBIT D

                      EXECUTIVE OFFICERS OF THE COMPANIES

David K. Downes (59) Executive Vice President, Chief Operating Officer and Chief Financial Officer of each of the 34 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.; Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Trustee of Delaware Management Business Trust; Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.; President, Chief Executive Officer, Chief Financial Officer and Director of Delaware Service Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International Holdings Ltd.; Chairman and Director of Delaware Management Trust Company; Chairman, Chief Executive Officer and Director of Retirement Financial Services, Inc.; Director of Delaware International Advisers Ltd.; Vice President of Lincoln Funds Corporation. During the past five years, Mr. Downes has served in various executive capacities at different times in the Delaware Investments organization.

Richard G. Unruh (59) Executive Vice President/Chief Investment Officer, Equities of each of the 34 investment companies in the Delaware Investments family and Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President of Delaware Management Holdings, Inc., Delaware Capital Management, Inc. and Delaware Management Business Trust; Executive Vice President/Chief Investment Officer, Equities and Director/Trustee of Delaware Management Company, Inc.; Director of Delaware International Advisers Ltd. During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware Investments organization.

Paul E. Suckow (51) Executive Vice President/Chief Investment Officer, Fixed Income of each of the 34 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President and Director of Founders Holdings, Inc.; Executive Vice President of Delaware Capital Management, Inc., Delaware Management Business Trust and Delaware Management Holdings, Inc.; Director of Founders CBO Corporation; Director of HYPPCO Finance Company Ltd. During the past five years, Mr. Suckow has served in various executive capacities at different times within the Delaware Investments organization.

Richard J. Flannery (41) Senior Vice President of each of the 34 investment companies in the Delaware Investments family; Executive Vice President and General Counsel of Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Founders CBO Corporation; Executive Vice President/General Counsel and Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc., and Delvoy, Inc.; Director of Delaware International Advisers Ltd. and Hyppco Finance Company Ltd. During the last five years, Mr. Flannery has served in various executive capacities at different times within the Delaware Investments organization.

Michael P. Bishof (36) Senior Vice President/Treasurer of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Investment Accounting of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.; Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.; Senior Vice President/Assistant Treasurer of Founders CBO Corporation. Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY, from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY, from 1993 to 1994, and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY, from 1987 to 1993.

                      EXECUTIVE OFFICERS OF THE COMPANIES

George M. Chamberlain, Jr. (51) Senior Vice President, Secretary and General Counsel of each of the 34 investment companies in the Delaware Investments family; Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Retirement Financial Services Inc., Delaware Capital Management, Inc. and Delvoy, Inc.; Executive Vice President, Secretary and Director of Delaware Management Trust Company; Senior Vice President and Director of Founders Holdings, Inc. Senior Vice President and Director of Delaware International Holdings Ltd.; Director of Delaware International Advisers Ltd. During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware Investments organization.

Joseph H. Hastings (49) Senior Vice President/Corporate Controller of each of the 34 investment companies in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.; Chief Financial Officer/Treasurer of Retirement Financial Services, Inc.; Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company; Senior Vice President/Assistant Treasurer of Founders CBO Corporation. During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware Investments organization.

Patrick P. Coyne (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income investment companies in the Delaware Investments family. During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware Investments organization.

Mitchell L. Conery (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and of the fixed-income investment companies in the Delaware Investments family. Before joining Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996, and a research analyst with CS First Boston and MBIA Corporation.

Paul A. Matlack (39) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the fixed-income investment companies in the Delaware Investments family; Vice President of Founders Holdings, Inc.; President and Director of Founders CBO Corporation. During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware Investments organization.

Gary A. Reed (44) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and the fixed-income investment companies in the Delaware Investments family. During the past five years, Mr. Reed has served in various capacities at different times within the Delaware Investments organization.

Babak Zenouzi (35) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and of the equity investment companies in the Delaware Investments family. During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware Investments organization.

                      EXECUTIVE OFFICERS OF THE COMPANIES

Gerald T. Nichols (40) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and the fixed-income investment companies in the Delaware Investments family; Vice President of Founders Holdings, Inc.; Treasurer, Assistant Secretary and Director of Founders CBO Corporation. During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware Investments organization.

Christopher S. Beck (40) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and each of the equity investment companies in the Delaware Investments family. Before joining the Delaware Investments in 1997, Mr. Beck managed the Small Cap Fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund.

George H. Burwell (37) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), and each of the equity investment companies in the Delaware Investments family. During the past five years, Mr. Burwell has served in various capacities at different times within the Delaware Investments organization.

Robert L. Arnold (34) Vice President/Portfolio Manager of the equity investment companies in the Delaware Investments family and Delaware Investment Advisers (a series of Delaware Management Business Trust). During the past five years, Mr. Arnold has served in various capacities at different times within the Delaware Investments organization.

Gerald S. Frey (52) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and the equity investment companies in the Delaware Investments family. Before joining the Delaware Group in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

John B. Fields (53) Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management, Inc., and the equity investment companies in the Delaware Investments family; Trustee of Delaware Management Business Trust. During the past five years, Mr. Fields has served in various capacities at different times within the Delaware Investments organization.

Paul Grillo (39) Vice President/Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and the fixed-income investment companies in the Delaware Investments family. During the last five years, Mr. Grillo has served in various capacities at different times within the Delaware Investments organization.

Cynthia I. Isom (44) Vice President/Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and the fixed-income investment companies in the Delaware Investments family; Vice President/Senior Trader of Delaware Investment Advisers (a series of Delaware Management Business Trust). During the past five years, Ms. Isom has served in various capacities at different times within the Delaware Investments organization.

J. Paul Dokas (38) Vice President/Portfolio Manager of Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and the equity investment companies in the Delaware Investments family. Before joining the Delaware Investments organization in 1997, he was Director of Trust Investments for Bell Atlantic Corporation in Philadelphia.

                      EXECUTIVE OFFICERS OF THE COMPANIES

Steven R. Cianci(29) Vice President/Portfolio Manager of the fixed income investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). During the past five years, Mr. Cianci has served in various capacities at different times within the Delaware Investments organization.

Damon J. Andres(29) Assistant Vice President/Portfolio Manager of the equity investment companies in the Delaware Investments family, Delaware Management Company a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virgina.

                                   EXHIBIT E

          SHAREHOLDINGS BY DIRECTORS OR TRUSTEES AND NOMINEES IN THE
               DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998

                                                                                        Percentage of
                           Company                               Shares Owned        Fund/Company Owned
-------------------------------------------------------------   --------------   --------------------------
JEFFREY J. NICK
   Delaware Group Equity Funds II, Inc.
    Decatur Total Return Fund ...............................     1,270.806       Less than 1%/Less than 1%
   Delaware Group Cash Reserve, Inc. ........................    31,403.410       Less than 1%/Less than 1%
   Delaware Group State Tax-Free Income Trust
    Tax-Free New Jersey Fund ................................    19,012.257              4.32%/Less than 1%

WALTER P. BABICH
   Delaware Group Cash Reserve, Inc. ........................     7,896.800       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Total Return Fund ...............................     9,651.044       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................     4,314.040       Less than 1%/Less than 1%
   Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund ..................................     6,938.292       Less than 1%/Less than 1%

JOHN H. DURHAM
   Delaware Group Cash Reserve, Inc. ........................    63,271.060       Less than 1%/Less than 1%
   Delaware Pooled Trust, Inc.
    The Real Estate Investment Trust Portfolio ..............     1,971.351       Less than 1%/Less than 1%

ANTHONY D. KNERR
   None

ANN R. LEVEN
   Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund) .........       750.665       Less than 1%/Less than 1%
   Delaware Group Equity Funds I, Inc.
    Devon Fund ..............................................       254.789       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Income Fund .....................................     2,025.428       Less than 1%/Less than 1%
    Decatur Total Return Fund ...............................     2,036.432       Less than 1%/Less than 1%
   Delaware Group Equity Funds III, Inc.
    Trend Fund ..............................................     2,527.037       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................       994.566       Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ...............................     1,174.926       Less than 1%/Less than 1%

          SHAREHOLDINGS BY DIRECTORS OR TRUSTEES AND NOMINEES IN THE
               DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998



                                                                                       Percentage of
                           Company                              Shares Owned        Fund/Company Owned
------------------------------------------------------------   --------------   --------------------------
W. THACHER LONGSTRETH
   Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund) ........    40,815.950       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Income Fund ....................................    67,652.453       Less than 1%/Less than 1%
    Decatur Total Return Fund ..............................     4,161.893       Less than 1%/Less than 1%
   Delaware Group Equity Funds III, Inc.
    Trend Fund .............................................     5,296.988       Less than 1%/Less than 1%
   Delaware Group Equity Funds IV, Inc.
    DelCap Fund ............................................     1,942.898       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ...................................       934.814       Less than 1%/Less than 1%
   Delaware Group Income Funds, Inc.
    Delchester Fund ........................................    60,197.084       Less than 1%/Less than 1%
   Delaware Group Government Fund, Inc.
    U.S. Government Fund ...................................        96.057       Less than 1%/Less than 1%
   Delaware Group Limited-Term Government Funds, Inc.
    Limited-Term Government Fund ...........................    25,648.646       Less than 1%/Less than 1%
   Delaware Group Cash Reserve, Inc. .......................    40,105.860       Less than 1%/Less than 1%
   Delaware Group Tax-Free Fund, Inc.
    Tax-Free USA Fund ......................................    41,050.721       Less than 1%/Less than 1%
   Delaware Group State Tax-Free Income Trust
    Tax-Free Pennsylvania Fund .............................       221.143       Less than 1%/Less than 1%
   Delaware Group Tax-Free Money Fund, Inc. ................       470.830       Less than 1%/Less than 1%
   Delaware Group Dividend and Income Fund, Inc. ...........     1,000.000       Less than 1%/Less than 1%
   Delaware Group Global Dividend and Income Fund, Inc......     1,274.000       Less than 1%/Less than 1%

THOMAS F. MADISON
   Delaware Group Equity Funds I, Inc.
    Devon Fund .............................................       246.327       Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ..............................       159.373       Less than 1%/Less than 1%
   Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund .................................       132.162       Less than 1%/Less than 1%

          SHAREHOLDINGS BY DIRECTORS OR TRUSTEES AND NOMINEES IN THE
               DELAWARE INVESTMENTS FUNDS AS OF OCTOBER 31, 1998



                                                                                           Percentage of
                           Company                                 Shares Owned         Fund/Company Owned
-------------------------------------------------------------   -----------------   --------------------------
CHARLES E. PECK
   Delaware Group Equity Funds I, Inc.
    Delaware Balanced Fund (formerly Delaware Fund) .........      16,151.178       Less than 1%/Less than 1%
    Devon Fund ..............................................      12,876.107       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Total Return Fund ...............................       9,633.481       Less than 1%/Less than 1%
   Delaware Group Equity Funds III, Inc.
    Trend Fund ..............................................      21,771.736       Less than 1%/Less than 1%
   Delaware Group Equity Funds IV, Inc.
    DelCap Fund .............................................       7,583.990       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................       7,248.518       Less than 1%/Less than 1%
   Delaware Group Adviser Funds, Inc.
    U.S. Growth Fund ........................................      14,417.178       Less than 1%/Less than 1%
   Delaware Group Income Funds, Inc.
    Delchester Fund .........................................      67,477.705       Less than 1%/Less than 1%
   Delaware Group Limited-Term Government Funds, Inc.
    Limited-Term Government Fund ............................      16,939.372       Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ...............................       8,691.150       Less than 1%/Less than 1%

WAYNE A. STORK
   Delaware Group Equity Funds I, Inc.
    Devon Fund ..............................................      65,720.574       Less than 1%/Less than 1%
   Delaware Group Equity Funds II, Inc.
    Decatur Income Fund .....................................       1,125.446       Less than 1%/Less than 1%
   Delaware Group Equity Funds V, Inc.
    Small Cap Value Fund ....................................     142,009.027       Less than 1%/Less than 1%
   Delaware Group Income Funds, Inc.
    Delchester Fund .........................................     619,259.389       Less than 1%/Less than 1%
    High-Yield Opportunities Fund ...........................   1,091,608.340             33.30%/Less than 1%
   Delaware Group Government Fund, Inc.
    U.S. Government Fund ....................................       5,322.055       Less than 1%/Less than 1%
   Delaware Group Cash Reserve, Inc. ........................   3,760,011.960       Less than 1%/Less than 1%
   Delaware Group Tax-Free Money Fund, Inc. .................       1,081.950       Less than 1%/Less than 1%
   Delaware Group State Tax-Free Income Trust
    Tax-Free Pennsylvania Fund ..............................     887,532.832       Less than 1%/Less than 1%
   Delaware Group Global & International Funds, Inc.
    International Equity Fund ...............................      11,838.599       Less than 1%/Less than 1%
   Voyageur Mutual Funds III, Inc.
    Aggressive Growth Fund ..................................       9,273.539       Less than 1%/Less than 1%

                                   EXHIBIT F

             LISTS OF CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               Table of Contents


Delaware Group Adviser Funds, Inc.
   New Pacific Fund ................................................   F3
   Overseas Equity Fund ............................................   F3
   U.S. Growth Fund ................................................   F3
Delaware Group Cash Reserve, Inc. ..................................   F5

Delaware Group Equity Funds I, Inc.
   Delaware Balanced Fund (formerly Delaware Fund) .................   F7
   Devon Fund ......................................................   F9

Delaware Group Equity Funds II, Inc.
   Blue Chip Fund ..................................................  F11
   Decatur Income Fund .............................................  F12
   Decatur Total Return Fund .......................................  F14
   Social Awareness Fund ...........................................  F16

Delaware Group Equity Funds III, Inc.
   Trend Fund ......................................................  F17

Delaware Group Equity Funds IV, Inc.
   Capital Appreciation Fund .......................................  F19
   DelCap Fund .....................................................  F21

Delaware Group Equity Funds V, Inc.
   Small Cap Value Fund ............................................  F23
   Retirement Income Fund ..........................................  F25

Delaware Group Foundation Funds
   Balanced Portfolio ..............................................  F27
   Growth Portfolio ................................................  F27
   Income Portfolio ................................................  F27

Delaware Group Global & International Funds, Inc.
   Emerging Markets Fund ...........................................  F28
   Global Equity Fund (formerly Global Assets Fund) ................  F30
   Global Bond Fund ................................................  F30
   Global Opportunities Fund (formerly Global Equity Fund) .........  F32
   International Equity Fund .......................................  F33
   International Small Cap Fund ....................................  F35

Delaware Group Government Fund, Inc.
   U.S. Government Fund ............................................  F36

Delaware Group Income Fund, Inc.
   Delchester Fund .................................................  F38
   High-Yield Opportunities Fund ...................................  F40
   Strategic Income Fund ...........................................  F41

Delaware Group Limited-Term Government Funds, Inc.
   Limited-Term Government Fund ....................................  F42

Delaware Group Premium Fund, Inc.
   Capital Reserves Series ............................  F44
   Cash Reserve Series ................................  F44
   Decatur Total Return Series ........................  F44
   Delaware Series ....................................  F44
   DelCap Series ......................................  F44
   Delchester Series ..................................  F44
   Convertible Securities Series ......................  F46
   Devon Series .......................................  F46
   Social Awareness Series ............................  F46
   Strategic Income Series ............................  F46
   Emerging Markets Series ............................  F47
   Global Bond Series .................................  F48
   International Equity Series ........................  F50
   REIT Series ........................................  F52
   Small Cap Value Series .............................  F53
   Trend Series .......................................  F53

Delaware Group State Tax-Free Income Trust
   Tax-Free New Jersey Fund ...........................  F55
   Tax-Free Ohio Fund .................................  F57
   Tax-Free Pennsylvania Fund .........................  F59

Delaware Group Tax-Free Money Fund, Inc. ..............  F61

Delaware Group Tax-Free Fund, Inc.
   Tax-Free Insured Fund ..............................  F62
   Tax-Free USA Fund ..................................  F64
   Tax-Free USA Intermediate Fund .....................  F66

Delaware Pooled Trust, Inc.
   The Real Estate Investment Trust Portfolio .........  F68

New Pacific Fund
Overseas Equity Fund
U.S. Growth Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not purchase any security (other than obligations of the U.S.
                               government, its agencies or instrumentalities) if as a result, with respect to
                               75% of the Fund's total assets, more than 5% of the Fund's assets (determined at the time of investment) would then be invested in securities of a single issuer.
Concentration                  The Fund shall not purchase any securities (other than obligations of the U.S.
                               government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment)
                               would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S.
                               branches of foreign banks that are subject to the same regulations as U.S.
                               banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose.
Borrowing*                     The Fund shall not borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund's assets, and except that the Fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets.
Issuing Senior Securities*     None.
Short Sales/Margin*            The Fund shall not make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.
Underwriting                   The Fund shall not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause Delaware Group Adviser Funds, Inc. to be considered an underwriter as that term is defined under the 1933 Act, as amended.
Real Estate                    The Fund shall not buy or sell real estate, interests in real estate or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon.
Commodities                    See "Real Estate."
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
 Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Lending                    The Fund shall not make loans in an aggregate amount in excess of one-third of its total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction.
Illiquid Securities        The Fund shall not purchase illiquid securities or other securities that are not readily marketable if more than 10% of the total assets of the Fund would be invested in such securities.
Investment Companies       The Fund shall not invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies provided that the Fund may not invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities.
Control or Management      The Fund shall not make investments for the purpose of exercising control or management.
Options                    The Fund shall not purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.
Futures                    See "Real Estate."
Unseasoned Issuers         The Fund normally shall not purchase any security if as a result, it would then have more than 5% of its total assets (determined at the time of investment)
                           invested in securities of companies (including predecessors) less than three years old.
Warrants                   The Fund shall not purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the net assets of
                           Delaware Group Adviser Funds, Inc. (determined at the time of investment).
                           For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.
Holdings by Affiliates     The Fund shall not invest in securities of any issuer if, to the knowledge of
                           Delaware Group Adviser Funds, Inc., any officer or director of Delaware
                           Group Adviser Funds, Inc. or the investment manager or any sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.
Oil or Gas                 The Fund shall not invest in oil, gas and mineral leases or programs.
Miscellaneous              None.

Delaware Group Cash Reserve, Inc.



Category                   Current Fundamental Investment
--------                   ------------------------------
Diversification            The Fund shall not invest more than 20% of its assets in securities other than money market instruments as defined in the Statement of Additional
                           Information. The Fund shall not invest more than 5% of the value of its assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or federal agencies) or acquire more than
                           10% of the voting securities of such an issuer. Where securities are issued by one entity but are guaranteed by another, "issuer" shall not be deemed to include the guarantor so long as the value of all securities owned by the
                           Fund which have been issued or guaranteed by that guarantor does not exceed
                           10% of the value of the Fund's assets.
Concentration              The Fund shall not invest more than 25% of its total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S.
                           government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by S&P or
                           P-2 or better by Moody's.
Borrowing*                 The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities* See "Borrowing."
Short Sales/Margin*        The Fund shall not sell securities short or purchase securities on margin.
Underwriting               The Fund shall not underwrite the securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933. Not more than 10% of the value of the Fund's net assets at the time of acquisition will be invested in such securities.
Real Estate                The Fund shall not purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.
Commodities                The Fund shall not purchase or sell commodities or commodity contracts.
Lending                    The Fund shall not make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and to enter into repurchase agreements. Not more than 10% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days and in other illiquid assets.

------------
 *These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.



Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Illiquid Securities        See "Lending."
Investment Companies       The Fund shall not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.
Control or Management      The Fund shall not purchase more than 10% of the outstanding securities of any issuer or invest in companies for the purpose of exercising control.
Options                    The Fund shall not write or purchase put or call options.
Futures                    None.
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              None.

Delaware Balanced Fund (formerly Delaware Fund)



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than
                               10% of the voting or nonvoting securities of any one company.
Concentration                  None.
Borrowing*                     The Fund shall not borrow, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of Delaware Group
                               Equity Funds I, Inc.'s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%,
                               Delaware Group Equity Funds I, Inc. shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and
                               Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Delaware Group Equity Funds I, Inc. shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell short any security or property.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that Delaware Group Equity Funds I, Inc. may acquire restricted securities and securities which are not readily marketable under circumstances where, if such securities are sold, Delaware Group Equity Funds I, Inc. may be deemed an underwriter for purposes of the Securities Act of 1933.
Real Estate                    The Fund shall not make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude Delaware Group Equity Funds I, Inc.'s purchase of securities issued by real estate investment trusts.)
Commodities                    The Fund shall not deal in commodities.
Lending                        The Fund shall not make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by Delaware Group Equity Funds I, Inc. and Delaware Group Equity
                               Funds I, Inc. may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            None.
Investment Companies           The Fund shall not invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.
                               The Fund shall not purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of Delaware Group Equity Funds I, Inc.'s assets or (c) own securities of investment companies having an aggregate value in excess of
                               10% of Delaware Group Equity Funds I, Inc.'s assets.
------------
 *These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.


Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Control or Management      The Fund shall not acquire control of any company. (Delaware Group Equity
                           Funds I, Inc.'s Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)
Options                    None.
Futures                    None.
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   None.
Holdings by Affiliates     The Fund shall not purchase or retain securities of a company which has an officer or director who is an officer or director of Delaware Group Equity
                           Funds I, Inc. or an officer, director or partner of its investment manager if, to the knowledge of Delaware Group Equity Funds I, Inc., one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.
Oil or Gas                 None.
Miscellaneous              No long or short positions on shares of Delaware Group Equity Funds I, Inc.
                           may be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of Delaware Group Equity Funds I, Inc. for investment purposes, however.

Devon Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than
                               10% of the voting or nonvoting securities of any one company.
Concentration                  None.
Borrowing*                     The Fund shall not borrow, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of Delaware Group
                               Equity Funds I, Inc.'s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%,
                               Delaware Group Equity Funds I, Inc. shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and
                               Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Delaware Group Equity Funds I, Inc. shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell short any security or property.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that Delaware Group Equity Funds I, Inc. may acquire restricted securities and securities which are not readily marketable under circumstances where, if such securities are sold, Delaware Group Equity Funds I, Inc. may be deemed an underwriter for purposes of the Securities Act of 1933.
Real Estate                    The Fund shall not make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude Delaware Group Equity Funds I, Inc.'s purchase of securities issued by real estate investment trusts.)
Commodities                    The Fund shall not deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates, and foreign currencies, and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.
Lending                        The Fund shall not make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by Delaware Group Equity Funds I, Inc. and Delaware Group Equity
                               Funds I, Inc. may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            None.
------------
 *These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       The Fund shall not invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.
                           The Fund shall not purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of Equity Funds I, Inc.'s assets or (c) own securities of investment companies having an aggregate value in excess of 10% of
                           Delaware Group Equity Funds I, Inc.'s assets.
Control or Management      The Fund shall not acquire control of any company. (Delaware Group Equity
                           Funds I, Inc.'s Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)
Options                    None.
Futures                    See "Commodities."
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   None.
Holdings by Affiliates     The Fund shall not purchase or retain securities of a company which has an officer or director who is an officer or director of Delaware Group Equity
                           Funds I, Inc. or an officer, director or partner of its investment manager if, to the knowledge of Delaware Group Equity Funds I, Inc., one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.
Oil or Gas                 None.
Miscellaneous              No long or short positions on shares of Delaware Group Equity Funds I, Inc.
                           may be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of Delaware Group Equity Funds I, Inc. for investment purposes, however.

Blue Chip Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not with respect to 75% of its total assets, Fund will not invest more than 5% of its total assets in the securities of any one issuer
                               (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.
Concentration                  The Fund shall not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange
                               Commission with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell short any security or property.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.
Real Estate                    The Fund shall not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.
Commodities                    The Fund shall not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.
Lending                        The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        None.
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
 *These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.


Decatur Income Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than
                               10% of the voting or nonvoting securities of any one company.
Concentration                  None.
Borrowing*                     The Fund shall not borrow, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank, and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter
                               (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940 except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell short any security or property.
Underwriting                   The Fund may act as an underwriter of securities of other issuers, but its present policy is not to do so.
Real Estate                    The Fund shall not make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.)
Commodities                    The Fund shall not deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.
Lending                        The Fund shall not make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other transactions.
Illiquid Securities            The Fund shall not invest more than 10% of the value of its total assets in illiquid assets.
Investment Companies           The Fund shall not purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such investment company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the
                               Fund's assets.
                               The Fund shall not invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.
------------
 *These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Control or Management      The Fund shall not acquire control of any company. (Delaware Group Equity
                           Funds II, Inc.'s Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)
Options                    See "Commodities."
Futures                    See "Commodities."
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   None.
Holdings by Affiliates     The Fund shall not purchase or retain securities of a company which has an officer or director who is an officer or director of Delaware Group Equity
                           Funds II, Inc., or an officer, director or partner of its investment manager if, to the knowledge of Delaware Group Equity Funds II, Inc., one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.
Oil or Gas                 None.
Miscellaneous              The Fund shall not allow long or short positions on shares of the Fund to be taken by Delaware Group Equity Funds II, Inc.'s officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however.

Decatur Total Return Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not make any investment which would cause more than 25%
                               of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the
                               Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not purchase securities on margin, make short sales of securities or maintain a net short position.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.
Real Estate                    The Fund shall not purchase or sell real estate but this shall not prevent the
                               Fund from investing in companies which own real estate or in securities secured by real estate or interests therein.
Commodities                    The Fund shall not deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.
Lending                        The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            The Fund shall not invest more than 10% of the value of the Fund's net assets in repurchase agreements maturing in more than seven days and in other illiquid assets.
------------
 *These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.


Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       The Fund shall not invest in securities of other investment companies except as part of a merger, consolidation or other acquisition.
Control or Management      The Fund shall not purchase more than 10% of the outstanding voting or nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.
Options                    None.
Futures                    See "Commodities."
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   The Fund shall not invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New
                           York Stock Exchange or American Stock Exchange.
Holdings by Affiliates     The Fund shall not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware
                           Group Equity Funds II, Inc. or of its investment manager if or so long as the directors and officers of Delaware Group Equity Funds II, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs.
Miscellaneous              None.

Social Awareness Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not with respect to 75% of its total assets, Fund shall not invest more than 5% of its total assets in the securities of any one issuer
                               (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.
Concentration                  The Fund shall not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange
                               Commission with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell short any security or property.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.
Real Estate                    The Fund shall not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.
Commodities                    The Fund shall not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.
Lending                        The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        None.
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
 *These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.


Trend Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than
                               10% of the voting or nonvoting securities of any one company.
Concentration                  The Fund shall not invest more than 25% of its assets in any one particular industry.
Borrowing*                     The Fund shall not borrow money in excess of 10% of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including
                               Sunday and holidays) or such longer period as the Securities and Exchange
                               Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the
                               Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell short any security or property.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers.
Real Estate                    The Fund shall not make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.) Any investment in real estate together with any investment in illiquid assets cannot exceed 10% of the value of the Fund's assets.
Commodities                    The Fund shall not deal in commodities.
Lending                        The Fund shall not make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            See "Real Estate."
Investment Companies           The Fund shall not invest in securities of other investment companies except at customary brokerage commissions rates or in connection with mergers, consolidations or offers of exchange. The Fund shall not purchase any security issued by any other investment company if after such purchase it would: (a)
                               own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of
                               10% of the Fund's assets.
Control or Management          The Fund shall not acquire control of any company.
Options                        None.
Futures                        None.
Unseasoned Issuers             The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                       None.
------------
 *These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Holdings by Affiliates     The Fund shall not purchase or retain securities of any company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.
Oil or Gas                 None.
Miscellaneous              The Fund shall not permit long or short positions on shares of the Fund to be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described in the Statement of Additional Information.

Capital Appreciation Fund


Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not with respect to 75% of its assets, invest more than 5%
                               of the value of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items).
Concentration                  The Fund shall not make any investment which would cause more than
                               25% of the market value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the Investment Company Act of
                               1940, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not purchase securities on margin or make short sales of securities except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and may engage in futures and related options transactions and may satisfy margin requirements relating thereto.
Underwriting                   The Fund shall not engage in the underwriting of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an "underwriter" as that term is defined in the
                               Securities Act of 1933.
Real Estate                    The Fund shall not purchase or sell real estate, but this shall not prevent the
                               Fund from investing in securities by companies that deal in real estate or securities secured by real estate or interests therein (including securities issued by real estate investment trusts).
Commodities                    The Fund shall not buy or sell commodities or commodity contracts, except that the Fund may engage into futures and related option transactions.
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations or other securities (including repurchase agreements), in accordance with the Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            None.
------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and
   Borrowing.


Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       None.
Control or Management      The Fund shall not purchase more than 10% of the outstanding voting securities of any one company.
Options                    See "Short Sales/Margin."
Futures                    See "Commodities."
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              None.

DelCap Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not make any investment which would cause more than
                               25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing                      The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not purchase securities on margin, make short sales of securities or maintain a net short position.
Underwriting                   The Fund shall not engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities
                               Act of 1933.
Real Estate                    The Fund shall not purchase or sell real estate, but this shall not prevent the
                               Fund from investing in securities secured by real estate or interests therein.
Commodities                    None.
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the
                               Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            The Fund shall not invest more than 10% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.
Investment Companies           The Fund shall not invest in securities of other investment companies except as part of a merger, consolidation or other acquisition.
------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and
    Borrowing.


Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Control or Management      The Fund shall not purchase more than 10% of the outstanding voting and nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.
Options                    The Fund shall not write or purchase puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all parts of its portfolio securities and purchase put options if the Fund owns the security covered by the put option at the time of purchase, and that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Fund may sell put options previously purchased and enter into closing transactions with respect to covered call and put options. In addition, the Fund may write call options and purchase put options on stock indices and enter into closing transactions with respect to such options.
Futures                    None.
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   The Fund shall not invest in warrants valued at lower of cost or market exceeding 5% of its net assets. Included in that amount, but not to exceed
                           2% of its net assets, may be warrants not listed on the New York Stock
                           Exchange or American Stock Exchange.
Holdings by Affiliates     The Fund shall not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of
                           Delaware Group Equity Funds IV, Inc. or of its investment manager if or so long as the directors and officers of Delaware Group Equity Funds IV, Inc.
                           and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs.
Miscellaneous              None.

Small Cap Value



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not make any investment which would cause more than
                               25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not purchase securities on margin, make short sales of securities or maintain a net short position.
Underwriting                   The Fund shall not engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities
                               Act of 1933.
Real Estate                    The Fund shall not purchase or sell real estate but this shall not prevent the
                               Fund from investing in securities secured by real estate or interests therein.
Commodities                    The Fund shall not with regards to one of its policies, which may not be changed without shareholder approval, invest in commodities; however, the
                               Fund reserves the right to invest in financial futures and options thereon, including stock index futures, to the extent these instruments are considered commodities.
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the
                               Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            The Fund shall not invest more than 10% of the Fund's net assets in repurchase agreements maturing in more than seven days and other illiquid assets.
Investment Companies           The Fund shall not invest in securities of other investment companies except as part of a merger, consolidation or other acquisition.
------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and
   Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Control or Management      The Fund shall not purchase more than 10% of the outstanding voting and nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.
Options                    The Fund shall not write or purchase puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all parts of its portfolio securities and purchase put options if the Fund owns the security covered by the put option at the time of purchase, and that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Fund may sell put options previously purchased and enter into closing transactions with respect to covered call and put options. In addition, the Fund may write call options and purchase put options on stock indices and enter into closing transactions with respect to such options.
Futures                    See "Commodities."
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   The Fund shall not invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New
                           York Stock Exchange or American Stock Exchange.
Holdings by Affiliates     The Fund shall not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of the
                           Fund or of its investment manager if or so long as the directors and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs.
Miscellaneous              None.

Retirement Income Fund



Category                   Current Fundamental Investment
--------                   ------------------------------
Diversification            The Fund shall not with respect to 75% of its total assets, invest more than
                           5% of the value of its assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the outstanding voting securities of any one company.
Concentration              The Fund shall not make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                 The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined by the Investment Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.
Issuing Senior Securities* See "Borrowing."
Short Sales/Margin*        The Fund shall not purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.
Underwriting               The Fund shall not engage in the underwriting of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the
                           Securities Act of 1933.
Real Estate                The Fund shall not purchase or sell real estate. This restriction shall not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.
Commodities                The Fund shall not buy or sell commodities or commodity contracts, except that the Fund may invest in financial futures and options thereon, including stock index futures, to the extent these instruments are considered commodities.
Lending                    The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objectives and policies, are considered loans and except that the
                           Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and Borrowing.


Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Illiquid Securities        None.
Investment Companies       The Fund shall not invest in securities of other investment companies, except that the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the Investment Company Act of 1940.
Control or Management      The Fund shall not invest in companies for the purpose of exercising control or management.
Options                    None.
Futures                    See "Commodities."
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs.
Miscellaneous              None.

Balanced Portfolio
Growth Portfolio
Income Portfolio
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not invest more than 25% of its total assets in any one industry (including investments in Underlying Funds that concentrate in that industry) provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S.
                               Government, its agencies or instrumentalities. For purposes of this restriction, investments in the Underlying Funds will not be deemed to be investments in "investment company" industry
Borrowing*                     The Fund shall not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the
                               Fund may engage in short sales, purchase securities on margin, and write put and call options.
Issuing Senior Securities*     None.
Short Sales/Margin*            See "Borrowing."
Underwriting                   The Fund shall not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities
Real Estate                    The Fund shall not purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
Commodities                    The Fund shall not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.
Lending                        The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that each Portfolio may loan its assets (other than shares of the Underlying Funds) to qualified broker/dealers or institutional investors.
Illiquid Securities            None.
Control or Management          None.
Options                        See "Borrowing."
Futures                        None.
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and
   Borrowing.


Emerging Markets Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, as to 50% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer
                               (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not make any investment which would cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may
                               prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company Act of
                               1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not make short sales of securities, or purchase securities on margin, except that a Fund may satisfy margin requirements with respect to futures transactions.
Underwriting                   The Fund shall not engage in the underwriting of securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities
                               Act of 1933.
Real Estate                    The Fund shall not purchase or sell real estate or real estate limited partnerships, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts in accordance with its respective prospectuses, subject to the investment restriction under "Futures."
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations Fund's (including repurchase agreements) in accordance with a investment objective and policies, are considered loans and except that the
                               Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors their for use relating to short sales or other security transactions.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        None.
------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and
   Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Futures                    The Fund shall not enter into futures contracts or options thereon, except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              None.

Global Equity Fund (formerly Global Assets Fund)
Global Bond Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not as to 50% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not make any investment which would cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not make short sales of securities, or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.
Underwriting                   The Fund shall not engage in the underwriting of securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities
                               Act of 1933.
Real Estate                    The Fund shall not purchase or sell real estate or real estate limited partnerships, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options on futures contracts in accordance with its prospectus, subject to the investment restriction concerning "Futures."
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the
                               Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            None.

------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and
   Borrowing.


Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       The Fund shall not invest in securities of other open-end investment companies, except as part of a merger, consolidation or other acquisition.
                           This limitation does not prohibit the Fund from investing in the securities of closed-end investment companies at customary brokerage commission rates.
Control or Management      None.
Options                    See "Futures."
Futures                    The Fund shall not enter into futures contracts or options thereon, except that the Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              None.

Global Opportunities Fund
(formerly Global Equity Fund)



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S.
                               Government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the
                               Fund may engage in short sales, purchase securities on margin, and write put and call options.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            See "Borrowing."
Underwriting                   The Fund shall not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.
Real Estate                    The Fund shall not purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
Commodities                    The Fund shall not purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.
Lending                        The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        See "Borrowing" and "Commodities."
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and
    Borrowing.


International Equity Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, as to 75% of its respective total assets, invest more than 5% of their respective total assets in the securities of any one issuer
                               (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not make any investment which would cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may
                               prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the Investment Company Act of
                               1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not make short sales of securities, or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.
Underwriting                   The Fund shall not engage in the underwriting of securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities
                               Act of 1933.
Real Estate                    The Fund shall not purchase or sell real estate or real estate limited partnerships, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts in accordance with its respective prospectuses subject to the investment restriction under "Futures" below.
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the
                               Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            The Fund shall not invest more than 10% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.
------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and
   Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       The Fund shall not invest in securities of other open-end investment companies, except as part of a merger, consolidation or other acquisition.
                           This limitation does not prohibit the Fund from investing in the securities of closed-end investment companies at customary brokerage commission rates.
Control or Management      The Fund shall not purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.
Options                    The Fund shall not write, purchase or sell options, puts, calls or combinations thereof, except that such Fund may: (a) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of such Fund's total assets; (b) write secured put options; (c)
                           write covered call options; and (d) purchase put options if such Fund owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Such Fund may sell put or call options previously purchased and enter into closing transactions with respect to the activities noted
                           above.
Futures                    The Fund shall not enter into futures contracts or options thereon, except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets. See "Commodities."
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   None.
Holdings by Affiliates     The Fund shall not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Global
                           Funds, Inc. or of its investment manager if or so long as the directors and officers of Global Funds, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs or leases.
Miscellaneous              None.

International Small Cap Fund
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S.
                               Government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the
                               Fund may engage in short sales, purchase securities on margin, and write put and call options.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            See "Borrowing."
Underwriting                   The Fund shall not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.
Real Estate                    The Fund shall not purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
Commodities                    The Fund shall not purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.
Lending                        The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        See "Commodities."
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
  *These activities will be covered by the proposed standard restriction concerning Senior Securities and
   Borrowing.


U.S. Government Fund
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not make any investment which would cause more than
                               25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "Commission")
                               may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The
                               Fund will not issue senior securities as defined in the Investment Company
                               Act of 1940 (the "1940 Act"), except for notes to banks. No investment securities will be purchased while the Fund has an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales Margin*            The Fund shall not purchase securities on margin, make short sales of securities or maintain a net short position.
Underwriting                   The Fund shall not engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities
                               Act of 1933.
Real Estate                    The Fund shall not purchase or sell real estate but this shall not prevent the
                               Fund from investing in securities secured by real estate or interests therein.
Commodities                    None.
Lending                        The Fund shall not make loans, except to the extent the purchases of debt obligations (including repurchase agreements) in accordance with the
                               Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            The Fund shall not invest more than 10% of the Fund's net assets in repurchase agreements maturing in more than seven days or in other illiquid assets.
------------
         *These activities will be covered by the proposed standard restriction concerning Senior Securities and
          Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       The Fund shall not invest in securities of other investment companies except as part of a merger, consolidation or other acquisition, and except to the extent that an issuer of mortgage-backed securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed security which is deemed to be an investment company will be subject to the limits set forth in Section
                           12(d)(1)(A) of the 1940 Act. The Fund as been advised by the staff of the
                           Commission that it is the staff's position that, under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the aggregate in certain
                           CMOs and REMICs which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the Commission, and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.
Control or Management      The Fund shall not purchase more than 10% of the voting securities of any issuer, or invest in companies for the purpose of exercising control or management.
Options                    The Fund shall not write, purchase or sell options, puts, calls or combinations thereof, except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio securities; (b)
                           purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets; (c)
                           write secured put options; (d) purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 2% of the
                           Fund's total assets and only if the Fund owns the security covered by the put option at the time of purchase. The Fund may sell put options or call options previously purchased or enter into closing transactions with respect to such options.
Futures                    The Fund shall not enter into futures contracts or options thereon, except that the Fund may enter into futures contracts to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.
Unseasoned Issuers         None.
Warrants                   The Fund shall not invest in warrants or rights except where acquired in units or attached to other securities.
Holdings by Affiliates     The Fund shall not purchase or retain the securities of any issuer any of whose officers, directors or security holders is a director or officer of the
                           Fund or of its investment manager if or so long as the directors and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs.
Miscellaneous              None.

Delchester Fund
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.
Concentration                  The Fund shall not invest more than 25% of its assets in any one particular industry.
Borrowing*                     The Fund shall not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell short any security or property.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of
                               1933.
Real Estate                    The Fund shall not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.
Commodities                    The Fund shall not buy or sell commodities or commodity contracts.
Lending                        The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.
Illiquid Securities            None.
Investment Companies           The Fund shall not invest in securities of other investment companies.
Control or Management          The Fund shall not invest for the purpose of acquiring control of any company.
Options                        None.
Futures                        None.
Unseasoned Issuers             The Fund shall not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such purchase at the time thereof would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.
Warrants                       None.
------------
      *These activities will be covered by the proposed standard restriction concerning Senior Securities and
       Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Holdings by Affiliates     The Fund shall not purchase or retain securities of a company which has an officer or director who is an officer or director of Delaware Group Income
                           Funds, Inc., or an officer, director or partner of the Manager if, to the knowledge of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.
Oil or Gas                 None.
Miscellaneous              No long or short positions on shares of the Fund may be taken by Delaware
                           Group Income Funds, Inc.'s officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares in the Statement of
                           Additional Information.

High-Yield Opportunities Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, with respect to 75% of its total assets, invest more than
                               5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.
Concentration                  The Fund shall not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange
                               Commission with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell short any security or property.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the Securities Act of
                               1933.
Real Estate                    The Fund shall not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.
Commodities                    The Fund shall not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.
Lending                        The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        None.
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
      *These activities will be covered by the proposed standard restriction concerning Senior Securities and
       Borrowing.

Strategic Income Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, with respect to 75% of its total assets invest more than
                               5% of the value of its total assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the voting securities of any one company.
Concentration                  The Fund shall not invest more than 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the Securities and Exchange
                               Commission with respect to open-end investment companies.
Issuing Senior Securities*     None.
Short Sales/Margin*            The Fund shall not sell short any security or property.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of
                               1933.
Real Estate                    The Fund shall not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.
Commodities                    The Fund shall not buy or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon.
Lending                        The Fund shall not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        None.
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
      *These activities will be covered by the proposed standard restriction concerning Senior Securities and
       Borrowing.

Limited-Term Government Fund
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not make any investment which would cause more than
                               25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "Commission")
                               may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The
                               Fund will not issue senior securities as defined in the Investment Company
                               Act of 1940 (the "1940 Act"), except for notes to banks. Securities will not be purchased while the Fund has an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Underwriting                   The Fund shall not engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities
                               Act of 1933.
Real Estate                    The Fund shall not purchase or sell real estate but this shall not prevent the
                               Fund from investing in securities secured by real estate or interests therein.
Commodities                    None.
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the
                               Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            The Fund shall not invest more than 10% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.
------------
         *These activities will be covered by the proposed standard restriction concerning Senior Securities and
          Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       The Fund shall not invest in securities of other investment companies except as part of a merger, consolidation or other acquisition, and except to the extent that an issuer of mortgage-backed securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed security which is deemed to be an investment company will be subject to the limits set forth in Section
                           12(d)(1)(A) of the 1940 Act. The Fund has been advised by the staff of the
                           Commission that it is the staff's position that, under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the aggregate in certain
                           CMOs and REMICs which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the Commission, and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.
Control or Management      The Fund shall not purchase more than 10% of the outstanding voting or nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.
Options                    The Fund shall not write, purchase or sell options, puts, calls or combinations thereof, except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio securities; (b)
                           purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets; (c)
                           write secured put options; (d) purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of the Fund's total assets and only if the Fund owns the security covered by the put option at the time of purchase. The Fund may sell put options or call options previously purchased or enter into closing transactions with respect to such options.
Futures                    The Fund shall not enter into futures contracts or options thereon, except that the Fund may enter into futures contracts to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.
Unseasoned Issuers         None.
Warrants                   The Fund shall not invest in warrants or rights except where acquired in units or attached to other securities.
Holdings by Affiliates     The Fund shall not purchase or retain the securities of any issuer any of whose officers, directors or security holders is a director or officer of the
                           Fund or of its investment manager if or so long as the directors and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs.
Miscellaneous              None.

Capital Reserves Series
Cash Reserve Series
Decatur Total Return Series
Delaware Series
DelCap Series
Delchester Series
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers'
                               acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's
                               Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc.
                               ("Moody's").
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the
                               Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 15% of its net assets. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not purchase securities on margin, make short sales of securities or maintain a net short position (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Fund from satisfying margin requirements with respect to futures transactions.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.
Real Estate                    The Fund shall not make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)
Commodities                    See "Oil and Gas."
------------
       *These activities will be covered by the proposed standard restriction concerning Senior Securities and
        Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Lending                    The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each
                           Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities        None.
Investment Companies       The Fund shall not purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the
                           Fund's assets. Any such purchase shall be at the customary brokerage commission.
Control or Management      The Fund shall not purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.
Options                    None.
Futures                    See "Short Sales/Margin."
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   None.
Holdings by Affiliates     The Fund shall not purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts.
Miscellaneous              None.

Convertible Securities Series
Devon Series
Social Awareness Series
Strategic Income Series



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. Government or its agencies or instrumentalities), if immediately thereafter the Fund would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.
Concentration                  The Fund shall not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S.
                               Government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the
                               Fund may engage in short sales, purchase securities on margin, and write put and call options.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            See "Borrowing."
Underwriting                   The Fund shall not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.
Real Estate                    The Fund shall not purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
Commodities                    The Fund shall not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.
Lending                        The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.
Illiquid Securities            None.
Investment Companies           See "Diversification."
Control or Management          None.
Options                        See "Borrowing."
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
     *These activities will be covered by the proposed standard restriction concerning Senior Securities and
      Borrowing.

Emerging Markets Series
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not as to 50% of its respective total assets, invest more than
                               5% of its respective total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).
Concentration                  The Fund shall not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S.
                               Government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the
                               Fund may engage in short sales, purchase securities on margin, and write put and call options.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            See "Borrowing."
Underwriting                   The Fund shall not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.
Real Estate                    The Fund shall not purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
Commodities                    The Fund shall not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.
Lending                        The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        See "Borrowing."
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
     *These activities will be covered by the proposed standard restriction concerning Senior Securities and
      Borrowing.

Global Bond Series
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 50% of the assets of the Fund.
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers'
                               acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's
                               Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc.
                               ("Moody's").
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 15% of its net assets. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not purchase securities on margin, make short sales of securities or maintain a net short position (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Fund from satisfying margin requirements with respect to futures transactions.
Underwriting                   The Funds shall not act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.
Real Estate                    The Fund shall not make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)
Commodities                    None.
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the
                               Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
------------
         *These activities will be covered by the proposed standard restriction concerning Senior Securities and
          Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Illiquid Securities        None.
Investment Companies       The Fund shall not purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the
                           Fund's assets. Any such purchase shall be at the customary brokerage commission.
Control or Management      None.
Options                    None.
Futures                    None.
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              None.

International Equity Series



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of the Fund.
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers'
                               acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's
                               Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc.
                               ("Moody's").
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the
                               Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 15% of its net assets. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not purchase securities on margin, make short sales of securities or maintain a net short position (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Fund from satisfying margin requirements with respect to futures transactions.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.
Real Estate                    The Fund shall not make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)
Commodities                    See "Oil and Gas."
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the
                               Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
------------
         *These activities will be covered by the proposed standard restriction concerning Senior Securities and
          Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Illiquid Securities        None.
Investment Companies       The Fund shall not purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the
                           Fund's assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by the Fund of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.
Control or Management      The Fund shall not purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.
Options                    See "Oil and Gas."
Futures                    See "Oil and Gas."
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   None.
Holdings by Affiliates     The Fund shall not purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit the Fund from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.
Miscellaneous              None.

REIT Series
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund concentrates its investments in the real estate industry, but shall not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued of guaranteed as to principal or interest by the U.S.
                               Government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the
                               Fund may engage in short sales, purchase securities on margin, and write put and call options
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            See "Borrowing."
Underwriting                   The Fund shall not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.
Real Estate                    The Fund shall not purchase or sell real estate, provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided further, that the Fund may own real estate directly as a result of a default on securities the Fund owns.
Commodities                    The Fund shall not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.
Lending                        The Fund shall not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
Options                        See "Borrowing."
Futures                        See "Commodities."
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
------------
     *These activities will be covered by the proposed standard restriction concerning Senior Securities and
      Borrowing.

Small Cap Value Series
Trend Series
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of the Fund.
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry, except that the Fund may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group
                               ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").
Borrowing*                     The Fund shall not borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the
                               Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than
                               15% of its net assets. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not purchase securities on margin, make short sales of securities or maintain a net short position (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Fund from satisfying margin requirements with respect to futures transactions.
Underwriting                   The Fund shall not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933.
Real Estate                    The Fund shall not make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)
Commodities                    See "Oil and Gas."
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the
                               Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            None.
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Investment Companies       The Fund shall not purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.
                           Any such purchase shall be at the customary brokerage commission.
Control or Management      The Fund shall not purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.
Options                    See "Oil and Gas."
Futures                    See "Short Sales/Margins" and "Oil and Gas."
Unseasoned Issuers         The Fund shall not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
Warrants                   None.
Holdings by Affiliates     The Fund shall not purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.
Oil or Gas                 The Fund shall not invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit the Fund from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.
Miscellaneous              None.

Tax-Free New Jersey Fund
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, with respect to 50% of the value of the assets of the
                               Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the
                               U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300%
                               is required. In the event that such asset coverage shall at any time fall below
                               300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. The Fund will not issue senior securities as defined in the Investment
                               Company of 1940 (the "1940 Act"), except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not make short sales of securities, or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.
Underwriting                   The Fund shall not underwrite the securities of other issuers, except that the
                               Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group.
Real Estate                    None.
Commodities                    None.
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans.
Illiquid Securities            None.
Investment Companies           The Fund shall not invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, or in accordance with the limitations contained in the 1940 Act.
Control or Management          None.
Options                        None.
Futures                        None.
Unseasoned Issuers             None.
Warrants                       None.
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              The Fund shall not purchase securities other than municipal bonds and taxable short-term investments. From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions.

Tax-Free Ohio Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, with respect to 50% of the value of the assets of the
                               Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the
                               U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300%
                               is required. In the event that such asset coverage shall at any time fall below
                               300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. The Fund will not issue senior securities as defined in the Investment
                               Company Act of 1940 (the "1940 Act"), except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not make short sales of securities, or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.
Underwriting                   The Fund shall not underwrite the securities of other issuers, except that the
                               Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group.
Real Estate                    None.
Commodities                    None.
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans.
Illiquid Securities            None.
Investment Companies           The Fund shall not invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, or in accordance with the limitations contained in the 1940 Act.
Control or Management          None.
Options                        None.
Futures                        None.
Unseasoned Issuers             None.
Warrants                       None.
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              The Fund shall not purchase securities other than municipal bonds and taxable short-term investments. From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions.

Tax-Free Pennsylvania Fund
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, with respect to 50% of the value of the assets of the
                               Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer. In addition, where securities are issued by one agency or authority but are guaranteed by another governmental body, "issuer" shall not be deemed to include the guarantor so long as the value of all securities owned by the Fund which have been guaranteed by that guarantor does not exceed 10% of the value of the Fund's assets.
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the
                               U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300%
                               is required. In the event that such asset coverage shall at any time fall below
                               300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. The Fund will not issue senior securities as defined in the Investment
                               Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell securities short.
Underwriting                   The Fund shall not underwrite the securities of other issuers or purchase securities that are subject to restrictions on disposition under the Securities
                               Act of 1933 ("restricted securities"), except that the Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than
                               10% of the value of the Fund's net assets in illiquid securities.
Real Estate                    The Fund shall not purchase or sell real estate, but this shall not prevent the
                               Fund from investing in municipal bonds secured by real estate or interests therein.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts.
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Lending                    The Fund shall not make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan. Not more than
                           10% of the Fund's total assets will be invested in repurchase agreements and other assets maturing in more than seven days.
Illiquid Securities        See "Underwriting" and "Lending."
Investment Companies       The Fund shall not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except for the purchase of shares of registered unit investment trusts whose assets consist substantially of municipal bonds.
Control or Management      The Fund shall not purchase more than 10% of the outstanding debt obligations of any issuer or invest in companies for the purpose of exercising control.
Options                    The Fund shall not write or purchase put or call options.
Futures                    None.
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              The Fund shall not purchase securities other than municipal bonds and taxable short-term investments as defined in its Statement of Additional Information.

                           From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions.

                           See "Real Estate."

Delaware Group Tax-Free Money Fund, Inc.
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not purchase securities of any issuer (except the U.S.
                               government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer.
Concentration                  The Fund shall not purchase securities if, as a result of such purchase, more than 25% of the value of its assets would be invested in the securities of government subdivisions located in any one state, territory or possession of the United States. The Fund may invest more than 25% of the value of its assets in short-term tax-exempt project notes which are guaranteed by the U.S.
                               government, regardless of the location of the issuing municipality.
Borrowing*                     The Fund shall not borrow an amount in excess of 5% of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any outstanding borrowings shall be repaid before additional securities are purchased.
Issuing Senior Securities*     None.
Short Sales/Margin*            The Fund shall not sell securities short or purchase securities on margin.
Underwriting                   The Fund shall not underwrite the securities of other issuers, except that the
                               Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed an underwriter for purposes of the Securities Act of 1933. Not more than 10%
                               of the value of the Fund's net assets at the time of acquisition will be invested in such securities.
Real Estate                    The Fund shall not purchase or sell real estate, but this shall not prevent the
                               Fund from investing in securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts.
Lending                        The Fund shall not make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and to enter into repurchase agreements. Not more than 10% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days and in other illiquid assets.
Illiquid Securities            See "Lending."
Investment Companies           The Fund shall not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.
Control or Management          The Fund shall not invest in issuers for the purpose of exercising control.
Options                        The Fund shall not write or purchase put or call options.
Futures                        None.
Unseasoned Issuers             None.
Warrants                       None.
Holdings by Affiliates         None.
Oil or Gas                     None.
Miscellaneous                  None.
                               The Fund shall not invest more than 20% of its assets in securities other than tax-free money market instruments as defined under Investment Objective and
                               Policy in the Statement of Additional Information, unless extraordinary circumstances dictate a more defensive posture.
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.


Tax-Free Insured Fund
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, with respect to 50% of the value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than
                               10% of the outstanding voting securities of any one issuer, except that U.S.
                               government and government agency securities backed by the U.S.
                               government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Fund will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300%
                               is required. In the event that such asset coverage shall at any time fall below
                               300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. The Fund will not issue senior securities as defined in the Investment
                               Company Act of 1940 (the "1940 Act"), except for notes to banks. (The issuance of three series of shares is not deemed to be the issuance of senior securities so long as such series comply with the appropriate provisions of the
                               1940 Act.) Investment securities will not normally be purchased while there is an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell securities short.
Underwriting                   The Fund shall not underwrite the securities of other issuers, except that the
                               Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group;
                               nor invest more than 10% of the value of the Fund's net assets in illiquid assets.
Real Estate                    The Fund shall not purchase or sell real estate, but this shall not prevent the
                               Fund from investing in municipal bonds secured by real estate or interests therein.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts.
Lending                        The Fund shall not make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan.
Illiquid Securities            See "Underwriting."
Investment Companies           The Fund shall not invest in securities of other investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.
Control or Management          The Fund shall not invest in companies for the purpose of exercising control.
Options                        The Fund shall not write or purchase put or call options.
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Futures                    None.
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              The Fund shall not invest more than 20% of its assets in securities whose interest is subject to federal income tax.

                           The Fund shall not invest more than 20% of its assets in securities (other than
                           U.S. government securities, securities of agencies of the U.S. government and securities backed by the U.S. government or its agencies or instrumentalities)
                           which are not covered by insurance guaranteeing the payment, when due, of interest on and the principal of such securities, except for defensive purposes.

                           Tax-Free Fund, Inc. also has determined that, from time to time, more than
                           10% of a Fund's assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. Tax-Free Fund, Inc.
                           believes such investments are consistent with the foregoing restrictions.

Tax Free USA Fund
Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, with respect to 50% of the value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than
                               10% of the outstanding voting securities of any one issuer, except that U.S.
                               government and government agency securities backed by the U.S.
                               government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Fund will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300%
                               is required. In the event that such asset coverage shall at any time fall below
                               300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. The Fund will not issue senior securities as defined in the Investment
                               Company Act of 1940 (the "1940 Act"), except for notes to banks. (The issuance of three series of shares is not deemed to be the issuance of senior securities so long as such series comply with the appropriate provisions of the
                               1940 Act.) Investment securities will not normally be purchased while there is an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell securities short.
Underwriting                   The Fund shall not underwrite the securities of other issuers, except that the
                               Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group;
                               nor invest more than 10% of the value of the Fund's net assets in illiquid assets.
Real Estate                    The Fund shall not purchase or sell real estate, but this shall not prevent the
                               Fund from investing in municipal bonds secured by real estate or interests therein.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts.
Lending                        The Fund shall not make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan.
Illiquid Securities            See "Underwriting."
Investment Companies           The Fund shall not invest in securities of other investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.
Control or Management          The Fund shall not invest in companies for the purpose of exercising control.
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Options                    The Fund shall not write or purchase put or call options.
Futures                    None.
Unseasoned Issuers         None.
Warrants                   None.
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              The Fund shall not invest more than 20% of its assets in securities whose interest is subject to federal income tax.

                           Tax-Free Fund, Inc. also has determined that, from time to time, more than
                           10% of a Fund's assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. Tax-Free Fund, Inc.
                           believes such investments are consistent with the foregoing restrictions.

                           See "Real Estate."

Tax-Free USA Intermediate Fund



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                The Fund shall not, with respect to 50% of the value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than
                               10% of the outstanding voting securities of any one issuer, except that U.S.
                               government and government agency securities backed by the U.S.
                               government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Fund will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.
Concentration                  The Fund shall not invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300%
                               is required. In the event that such asset coverage shall at any time fall below
                               300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least
                               300%. The Fund will not issue senior securities as defined in the Investment
                               Company Act of 1940 (the "1940 Act"), except for notes to banks. (The issuance of three series of shares is not deemed to be the issuance of senior securities so long as such series comply with the appropriate provisions of the
                               1940 Act.) Investment securities will not normally be purchased while there is an outstanding borrowing.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not sell securities short.
Underwriting                   The Fund shall not underwrite the securities of other issuers, except that the
                               Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group;
                               nor invest more than 10% of the value of the Fund's net assets in illiquid assets.
Real Estate                    The Fund shall not purchase or sell real estate, but this shall not prevent the
                               Fund from investing in municipal bonds secured by real estate or interests therein.
Commodities                    None.
Lending                        None.
Illiquid Securities            See "Underwriting."
Investment Companies           The Fund shall not invest in securities of other investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.
Control or Management          The Fund shall not invest in companies for the purpose of exercising control.
Options                        None.
Futures                        None.
Unseasoned Issuers             None.
Warrants                       None.
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Holdings by Affiliates     None.
Oil or Gas                 None.
Miscellaneous              The Fund shall not invest more than 20% of its assets in securities whose interest is subject to federal income tax.

                           Tax-Free Fund, Inc. also has determined that, from time to time, more than
                           10% of a Fund's assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. Tax-Free Fund, Inc.
                           believes such investments are consistent with the foregoing restrictions.

                           See "Real Estate."

The Real Estate Investment Trust Portfolio



Category                       Current Fundamental Investment Restriction
--------                       ------------------------------------------
Diversification                None.
Concentration                  The Fund shall not make any investment which would cause more than 25%
                               of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry except that the Real Estate Investment Trust Portfolio shall invest in excess of 25% of its total assets in securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Borrowing*                     The Fund shall not borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required.
                               In the event that such asset coverage shall at any time fall below 300%, the
                               Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Fund has an outstanding borrowing. The Fund will not pledge more than 10% of its respective net assets. The Fund will not issue senior securities as defined in the Investment
                               Company Act of 1940, except for notes to banks.
Issuing Senior Securities*     See "Borrowing."
Short Sales/Margin*            The Fund shall not make short sales of securities, or purchase securities on margin. The Fund may satisfy margin requirements with respect to futures transactions.
Underwriting                   The Fund shall not engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of
                               1933.
Real Estate                    The Fund shall not purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent the Fund from investing in securities secured by real estate or interests therein, except that the Real Estate
                               Investment Trust Portfolios may each own real estate directly as a result of a default on securities the Fund owns.
Commodities                    The Fund shall not purchase or sell commodities or commodity contracts. The
                               Fund may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related prospectus subject to the investment restrictions listed under "Futures."
Lending                        The Fund shall not make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Fund's investment objective and policies, are considered loans, and except that the
                               Fund may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
Illiquid Securities            None.
Investment Companies           None.
Control or Management          None.
------------
* These activities will be covered by the proposed standard restriction concerning Senior Securities and
  Borrowing.

Category                   Current Fundamental Investment Restriction
--------                   ------------------------------------------
Options                    None.
Futures                    The Fund may enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets. See also "Short Sales/Margin" and "Commodities."
Unseasoned Issuers         None.
Warrants                   The Fund shall not in addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the
                           Fund may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets may be warrants which are not listed on the New York Stock Exchange or American
                           Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.
Holdings by Affiliates     The Fund shall not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Delaware
                           Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Delaware Pooled Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.
Oil or Gas                 The Fund shall not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.
Miscellaneous              None.

                                   EXHIBIT G


   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                             Current
                                                                            Management
                                                                        (or Sub-Advisory)
                                                                             Fee Rate
                           Investment                    Asset Size          Based on
                           Manager or        Date of        as of         Average Daily
Company/Fund               Sub-Adviser      Agreement     12/31/98          Net Assets
---------------------  ------------------  -----------  ------------  ---------------------
Delaware Group Adviser Funds, Inc.
-------------------------------------------------------------------------------------------
New Pacific Fund           Delaware          5/4/96(1)    9,712,287   0.80% per year
(Investment               Management
Management)              Company, Inc.
                            ("DMC")
-------------------------------------------------------------------------------------------
New Pacific Fund       AIB Govett, Inc.      1/1/98(2)    9,712,287   0.50% per year
(Sub-Advisory)             ("AIBG")
-------------------------------------------------------------------------------------------
Overseas Equity               DMC            5/4/96(1)    3,542,665   1.00% per year
Fund (Investment
Management)
-------------------------------------------------------------------------------------------
Overseas Equity            Delaware         9/15/97(3)    3,542,665   80% of fees paid to
Fund (Sub-Advisory)      International                                DMC
                         Advisers Ltd.
                            ("DIAL")
-------------------------------------------------------------------------------------------
U.S. Growth Fund              DMC            5/4/96(1)   62,656,068   0.70% per year
(Investment
Management)
-------------------------------------------------------------------------------------------
U.S. Growth Fund        Lynch & Mayer,       5/4/96(1)   62,656,068   0.40% per year
(Sub-Advisory)      Inc. ("L&M")
-------------------------------------------------------------------------------------------

                                                                          Management
                                                                           Fees that
                                                                          Would Have
                                                                           Been Due
                                                                          During The                    Servicing/
                                                          Management      Last Fiscal                  Distribution
                                                           Fees Due       Year Under                     Fees Paid
                           Proposed Management (or      and/or Waived      Proposed      Percentage     Last Fiscal
                           Sub-Advisory) Fee Rate        Last Fiscal      Management     Difference       Year to
                           Based on Average Daily            Year          Fee Rate        Between     Affiliates of
Company/Fund                     Net Assets                   A                B            A & B         Manager
---------------------  ------------------------------  ---------------  --------------  ------------  --------------
Delaware Group Adviser Funds, Inc.
--------------------------------------------------------------------------------------------------------------------
New Pacific Fund       0.85% on first $500 million     $50,696 due      $75,772 due           49%        $108,811
(Investment            0.80% on next $500 million      All waived
Management)            0.75% on next $1,500 million
                       0.70% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
New Pacific Fund       No Change                       $ 36,841         N/A                 N/A             N/A
(Sub-Advisory)
--------------------------------------------------------------------------------------------------------------------
Overseas Equity        0.85% on first $500 million     $46,051 due      $43,005 due          --7%        $ 58,956
Fund (Investment       0.80% on next $500 million      All waived
Management)            0.75% on next $1,500 million
                       0.70% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
Overseas Equity        No Change                       $ 44,612         N/A                 N/A             N/A
Fund (Sub-Advisory)
--------------------------------------------------------------------------------------------------------------------
U.S. Growth Fund       0.65% on first $500 million     $277,028 due     $251,942 due         --9%        $161,998
(Investment            0.60% on next $500 million      $667 waived
Management)            0.55% on next $1,500 million
                       0.50% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------
U.S. Growth Fund       No Change                       $154,888                             N/A             N/A
(Sub-Advisory)      Inc. ("L&M")
--------------------------------------------------------------------------------------------------------------------

------------
(1) Last submitted to shareholders for approval on May 3, 1996 in connection with the replacement of Lincoln Investment Management, Inc. as the Fund's investment manager.
(2) Last submitted to shareholders for approval on January 1, 1998 in connection with the internal restructuring of the previous sub-adviser (resulted in the transfer of the previous sub-adviser's personnel and services to the current sub-adviser).
(3) Last submitted to shareholders on November 18, 1997 in connection with DIAL replacing Walter Scott & Partners Limited as the Fund's sub-adviser.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS



                                                                               Current
                                                                              Management
                                                                          (or Sub-Advisory)
                                                                               Fee Rate
                    Investment                   Asset Size                    Based on
                    Manager or     Date of          as of                   Average Daily
Company/Fund       Sub-Adviser    Agreement       12/31/98                    Net Assets
----------------  -------------  -----------  ----------------  -------------------------------------
Delaware Group         DMC        4/3/95(1)      626,911,619    0.50% on first $500 million
Cash Reserve,                                                   0.475% on next $250 million
Inc.                                                            0.45% on next $250 million
                                                                0.425% on next $250 million
                                                                0.375% on next $250 million
                                                                0.325% on next $250 million
                                                                0.30% on next $250 million
                                                                0.275% on assets in excess
                                                                of $2,000 million; all per year less
                                                                directors' fees
-----------------------------------------------------------------------------------------------------
Delaware Group Equity Funds I, Inc.
-----------------------------------------------------------------------------------------------------
Delaware               DMC        4/3/95(1)    1,045,205,203    0.60% on first $100 million
Balanced Fund                                                   0.525% on next $150 million
(formerly                                                       0.50% on next $250 million
Delaware Fund)                                                  0.475% on assets in
                                                                excess of $500 million;
                                                                all per year less
                                                                directors' fees
-----------------------------------------------------------------------------------------------------
Devon Fund             DMC        4/3/95(1)      302,046,021    0.60% on first $500 million
                                                                0.50% on assets in
                                                                excess of $500 million;
                                                                all per year
-----------------------------------------------------------------------------------------------------
                                                                        Management
                                                                         Fees that
                                                                        Would Have
                                                                         Been Due
                                                                        During The                     Servicing/
                                                      Management        Last Fiscal                   Distribution
                                                       Fees Due         Year Under                      Fees Paid
                      Proposed Management (or        and/or Waived       Proposed       Percentage     Last Fiscal
                       Sub-Advisory) Fee Rate         Last Fiscal       Management      Difference       Year to
                       Based on Average Daily            Year            Fee Rate         Between     Affiliates of
Company/Fund                 Net Assets                    A                 B             A & B         Manager
----------------  -------------------------------  ----------------  ----------------  ------------  --------------
Delaware Group    0.45% on first $500 million      $2,904,636 due    $2,606,814 due        --10%        $1,864,301
Cash Reserve,     0.40% on next $500 million       $0 waived
Inc.              0.35% on next $1,500 million
                  0.30% on assets in excess of
                  $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds I, Inc.
-------------------------------------------------------------------------------------------------------------------
Delaware          0.65% on first $500 million      $4,178,981 due    $5,217,454 due          25%        $3,078,545
Balanced Fund     0.60% on next $500 million       $0 waived
(formerly         0.55% on next $1,500 million
Delaware Fund)    0.50% on assets in excess of
                  $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------
Devon Fund        0.65% on first $500 million      $951,036 due      $1,032,012 due           9%        $1,566,519
                  0.60% on next $500 million       $ 178,141
                  0.55% on next $1,500 million     waived
                  0.50% on assets in excess of
                  $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------

------------

(1) Last submitted to shareholders for approval on March 29, 1995 in connection with the Lincoln National Corporation's acquisition of DMC and DIAL.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS




                                                                                Current
                                                                               Management
                                                                           (or Sub-Advisory)
                                                                                Fee Rate
                        Investment                    Asset Size                Based on
                        Manager or      Date of          as of               Average Daily
Company/Fund           Sub-Adviser     Agreement       12/31/98                Net Assets
-------------------  ---------------  -----------  ----------------  -----------------------------
Delaware Group Equity Funds II, Inc.
--------------------------------------------------------------------------------------------------
Blue Chip Fund           DMC           2/24/97(1)      17,847,453    0.65% on first $500 million
(Investment                                                          0.625% on next $500 million
Management)                                                          0.60% on assets in excess
                                                                     of $1,000 million; all
                                                                     per year
--------------------------------------------------------------------------------------------------
Blue Chip Fund         Vantage         2/24/97(1)      17,847,453    0.15% on average daily net
(Sub-Advisory)        Investment                                     assets averaging one year
                       Advisors                                      old or less
                     ("Vantage")                                     0.20% on average daily net
                                                                     assets averaging two years
                                                                     old or less, but greater
                                                                     than one year old
                                                                     0.35% on average daily net
                                                                     assets averaging over two
                                                                     years old; all per year
--------------------------------------------------------------------------------------------------
Decatur Income           DMC            4/3/95(2)   2,384,398,634    0.60% on first $100 million
Fund                                                                 0.525% on next $150 million
                                                                     0.50% on next $250 million
                                                                     0.475% on assets in excess
                                                                     of $500 million; all per
                                                                     year less directors' fees
--------------------------------------------------------------------------------------------------
Decatur Total            DMC            4/3/95(2)   1,402,172,696    0.60% on first $500 million
Return Fund                                                          0.575% on next $250 million
                                                                     0.55% on assets in excess
                                                                     of $750 million; all per
                                                                     year less directors' fees
--------------------------------------------------------------------------------------------------
Diversified Value        DMC           9/14/98(3)       2,316,078    0.65% on first $500 million
Fund                                                                 0.60% on next $500 million
                                                                     0.55% on next $1,500 million
                                                                     0.50% on assets in excess
                                                                     of $2,500 million; all
                                                                     per year
--------------------------------------------------------------------------------------------------

                                                                             Management
                                                                             Fees that
                                                                             Would Have
                                                                              Been Due
                                                                             During The                     Servicing/
                                                          Management        Last Fiscal                    Distribution
                                                           Fees Due          Year Under                      Fees Paid
                         Proposed Management (or        and/or Waived         Proposed       Percentage     Last Fiscal
                          Sub-Advisory) Fee Rate         Last Fiscal         Management      Difference       Year to
                          Based on Average Daily             Year             Fee Rate         Between     Affiliates of
Company/Fund                    Net Assets                    A                  B              A & B         Manager
-------------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds II, Inc.
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund       0.65% on first $500 million      $65,355 due        $49,996 due             --24%      $  132,831
(Investment          0.60% on next $500 million       $53,192
Management)          0.55% on next $1,500 million     waived
                     0.50% on assets in excess of
                     $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------------
Blue Chip Fund       No Change                        $16,822            N/A                    N/A             N/A
(Sub-Advisory)
-------------------------------------------------------------------------------------------------------------------------
Decatur Income       0.65% on first $500 million      $11,709,268 due    $14,052,969 due           20%      $9,104,707
Fund                 0.60% on next $500 million       $0 waived
                     0.55% on next $1,500 million
                     0.50% on assets in excess of
                     $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------------
Decatur Total        0.65% on first $500 million      $7,389,923 due     $7,850,736 due             6%      $7,444,876
Return Fund          0.60% on next $500 million       $0 waived
                     0.55% on next $1,500 million
                     0.50% on assets in excess of
                     $2,500 million; all per year
-------------------------------------------------------------------------------------------------------------------------
Diversified Value    No Change                        N/A                N/A                    N/A             N/A
Fund
-------------------------------------------------------------------------------------------------------------------------


------------
(1) Approved by the Fund's initial shareholder on February 24, 1997.
(2) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(3) Approved by the Fund's initial shareholder on September 14, 1998.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS


                                                                             Current
                                                                            Management
                                                                        (or Sub-Advisory)
                                                                             Fee Rate
                      Investment                  Asset Size                 Based on
                      Manager or     Date of         as of                Average Daily
Company/Fund         Sub-Adviser    Agreement      12/31/98                 Net Assets
------------------------------------------------------------------------------------------------
Social Awareness        DMC          2/24/97(1)   87,050,940    0.75% on first $500 million
Fund (Investment                                                0.725% on next $500 million
Management)                                                     0.70% on assets in excess
                                                                of $1,000 million; all per year
------------------------------------------------------------------------------------------------
Social Awareness      Vantage        2/24/97(1)   87,050,940    0.20% on average daily net
Fund                                                            assets averaging one year
(Sub-Advisory)                                                  old or less
                                                                0.25% on average daily net
                                                                assets averaging two years
                                                                old or less, but greater
                                                                than one year old
                                                                0.40% on average daily net
                                                                assets averaging over two
                                                                years old; all per year
------------------------------------------------------------------------------------------------
Delaware Group Equity Funds III, Inc.
------------------------------------------------------------------------------------------------
Trend Fund              DMC           4/3/95(2)  594,971,007    0.75% per year less
                                                                directors' fees
------------------------------------------------------------------------------------------------
Delaware Group Equity Funds IV, Inc.
------------------------------------------------------------------------------------------------
Capital                 DMC         11/29/96(3)    2,563,644    0.75% on first $500 million
Appreciation                                                    0.725% on next $500 million
Fund                                                            0.70% on assets in excess
                                                                of $1,000 million, all
                                                                per year
------------------------------------------------------------------------------------------------
DelCap Fund             DMC           4/3/95(2)  817,570,752    0.75% per year less
                                                                directors' fees
------------------------------------------------------------------------------------------------

                                                                          Management
                                                                           Fees that
                                                                          Would Have
                                                                           Been Due
                                                                          During The                     Servicing/
                                                        Management        Last Fiscal                   Distribution
                                                         Fees Due         Year Under                      Fees Paid
                        Proposed Management (or        and/or Waived       Proposed       Percentage     Last Fiscal
                         Sub-Advisory) Fee Rate         Last Fiscal       Management      Difference       Year to
                         Based on Average Daily            Year            Fee Rate         Between     Affiliates of
Company/Fund                   Net Assets                    A                 B             A & B         Manager
------------------  -------------------------------  ----------------  ----------------  ------------  --------------
Social Awareness    0.75% on first $500 million      $345,435 due      $264,338 due           --23%      $  435,223
Fund (Investment    0.70% on next $500 million       $29,874
Management)         0.65% on next $1,500 million     waived
                    0.60% on assets in excess of
                    $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Social Awareness    No Change                        $96,165                 N/A             N/A             N/A
Fund
(Sub-Advisory)
---------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds III, Inc.
---------------------------------------------------------------------------------------------------------------------
Trend Fund          0.75% on first $500 million      $4,849,848 due    $4,792,530 due          --1%      $3,534,257
                    0.70% on next $500 million       $0 waived
                    0.65% on next $1,500 million
                    0.60% on assets in excess of
                    $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds IV, Inc.
---------------------------------------------------------------------------------------------------------------------
Capital             0.75% on first $500 million      $18,019 due       $14,893 due            --17%      $    4,498
Appreciation        0.70% on next $500 million       $29,444
Fund                0.65% on next $1,500 million     waived
                    0.60% on assets in excess of
                    $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
DelCap Fund         0.75% on first $500 million      $6,278,318 due    $6,126,895 due          --2%      $4,177,566
                    0.70% on next $500 million       $0 waived
                    0.65% on next $1,500 million
                    0.60% on assets in excess of
                    $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------

------------
(1) Approved by the Fund's initial shareholder on February 24, 1997.
(2) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(3) Approved by the Fund's initial shareholder on November 29, 1996.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                            Current
                                                                           Management
                                                                       (or Sub-Advisory)
                                                                            Fee Rate
                      Investment                  Asset Size                Based on
                      Manager or     Date of        as of                Average Daily
Company/Fund         Sub-Adviser    Agreement      12/31/98                Net Assets
-----------------------------------------------------------------------------------------
Delaware Group Equity Funds V, Inc.
-----------------------------------------------------------------------------------------
Small Cap Value          DMC          4/3/95(1)  525,102,443   0.75% per year less
Fund                                                           directors' fees
-----------------------------------------------------------------------------------------
Retirement               DMC        11/29/96(2)    2,911,467   0.65% on first $500 million
Income Fund                                                    0.625% on next $500 million
                                                               0.60% on assets in excess
                                                               of $1,000 million; all per year
-----------------------------------------------------------------------------------------
Delaware Group Foundation Funds
-----------------------------------------------------------------------------------------
Balanced                 DMC        12/18/97(3)    3,797,225   0.25% per year (currently
Portfolio                                                       waived to 0.10%)
-----------------------------------------------------------------------------------------
Growth Portfolio         DMC        12/18/97(3)    3,675,290   0.25% per year (currently
                                                               waived to 0.10%)
-----------------------------------------------------------------------------------------
Income Portfolio         DMC        12/18/97(3)    1,355,481   0.25% per year (currently
                                                               waived to 0.10%)
-----------------------------------------------------------------------------------------
Delaware Group Global & International Funds, Inc.
-----------------------------------------------------------------------------------------
Emerging                 DIAL         5/1/96(4)    9,134,933   1.25% per year
Markets Fund
-----------------------------------------------------------------------------------------
Global Equity            DIAL         4/3/95(1)   17,242,495   0.75% per year less
Fund                                                           directors' fees
(formerly Global
Assets Fund)
(Investment
Management)
-----------------------------------------------------------------------------------------


                                                                         Management
                                                                          Fees that
                                                                         Would Have
                                                                          Been Due
                                                                         During The                    Servicing/
                                                        Management       Last Fiscal                  Distribution
                                                         Fees Due        Year Under                     Fees Paid
                        Proposed Management (or        and/or Waived      Proposed      Percentage     Last Fiscal
                         Sub-Advisory) Fee Rate         Last Fiscal      Management     Difference       Year to
                         Based on Average Daily            Year           Fee Rate        Between     Affiliates of
Company/Fund                   Net Assets                    A                B            A & B         Manager
---------------------------------------------------------------------------------------------------------------------
Delaware Group Equity Funds V, Inc.
---------------------------------------------------------------------------------------------------------------------
Small Cap Value     0.75% on first $500 million      $3,170,471 due    N/A             N/A           $2,883,700
Fund                0.70% on next $500 million       $0 waived
                    0.65% on next $1,500 million
                    0.60% on assets in excess of
                    $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Retirement          0.65% on first $500 million      $18,686 due       N/A             N/A           $    2,274
Income Fund         0.60% on next $500 million       $16,702
                    0.55% on next $1,500 million     waived
                    0.50% on assets in excess of
                    $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Delaware Group Foundation Funds
---------------------------------------------------------------------------------------------------------------------
Balanced            No Change                        $623 due          N/A             N/A           $    5,484
Portfolio                                            All waived
---------------------------------------------------------------------------------------------------------------------
Growth Portfolio    No Change                        $522 due          N/A             N/A           $    4,493
                                                     All waived
---------------------------------------------------------------------------------------------------------------------
Income Portfolio    No Change                        $244 due          N/A             N/A           $    1,938
                                                     All waived
---------------------------------------------------------------------------------------------------------------------
Delaware Group Global & International Funds, Inc.
---------------------------------------------------------------------------------------------------------------------
Emerging            1.25% on first $500 million      $172,141 due      N/A             N/A           $  186,849
Markets Fund        1.20% on next $500 million       $262,517
                    1.15% on next $1,500 million     waived
                    1.10% on assets in excess of
                    $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Global Equity       0.85% on first $500 million      $132,982 due      $151,943 due    14%           $  209,662
Fund                0.80% on next $500 million       $77,754
(formerly Global    0.75% on next $1,500 million     waived
Assets Fund)        0.70% on assets in excess of
(Investment         $2,500 million; all per year
Management)
---------------------------------------------------------------------------------------------------------------------

------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2) Approved by the Fund's initial shareholder on November 29, 1996.
(3) Approved by the Fund's initial shareholder on December 31, 1997.
(4) Approved by the Fund's initial shareholder on April 30, 1996.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS




                                                                          Current
                                                                         Management
                                                                     (or Sub-Advisory)
                                                                          Fee Rate
                         Investment                  Asset Size           Based on
                         Manager or     Date of         as of          Average Daily
Company/Fund            Sub-Adviser    Agreement      12/31/98           Net Assets
----------------------------------------------------------------------------------------
Global Equity          DMC              4/3/95(1)    17,242,495    25% of fees paid to
Fund (formerly                                                     DIAL
Global Assets
Fund)
(Sub-Advisory)
----------------------------------------------------------------------------------------
Global Bond Fund       DIAL             4/3/95(1)    19,560,849    0.75% per year less
                                                                   directors' fees
----------------------------------------------------------------------------------------
Global                 DIAL            7/21/97(2)     3,308,258    0.80% per year
Opportunities Fund
(formerly Global
Equity Fund)
(Investment
Management)
----------------------------------------------------------------------------------------
Global                 DMC             7/21/97(2)     3,308,258    50% of fees paid to
Opportunities Fund                                                 DIAL
(formerly Global
Equity Fund)
(Sub-Advisory)
----------------------------------------------------------------------------------------
International          DIAL             4/3/95(1)   343,751,257    0.75% per year less
Equity Fund                                                        directors' fees
----------------------------------------------------------------------------------------
International Small    DIAL            7/21/97(3)     3,205,799    1.25% per year
Cap Fund
----------------------------------------------------------------------------------------
Delaware Group Government Fund, Inc.
----------------------------------------------------------------------------------------
U.S. Government        DMC              4/3/95(1)   181,655,118    0.60% per year less
Fund                                                               directors' fees
----------------------------------------------------------------------------------------

                                                                              Management
                                                                               Fees that
                                                                              Would Have
                                                                               Been Due
                                                                              During The                     Servicing/
                                                            Management        Last Fiscal                   Distribution
                                                             Fees Due         Year Under                      Fees Paid
                            Proposed Management (or        and/or Waived       Proposed       Percentage     Last Fiscal
                            Sub-Advisory) Fee Rate          Last Fiscal       Management      Difference       Year to
                            Based on Average Daily             Year            Fee Rate         Between     Affiliates of
Company/Fund                      Net Assets                     A                 B             A & B         Manager
--------------------------------------------------------------------------------------------------------------------------
Global Equity          No Change                         $33,246           N/A               N/A           N/A
Fund (formerly
Global Assets
Fund)
(Sub-Advisory)
--------------------------------------------------------------------------------------------------------------------------
Global Bond Fund       0.75% on first $500 million       $137,275 due      N/A               N/A           $   65,481
                       0.70% on next $500 million        $63,250
                       0.65% on next $1,500 million      waived
                       0.60% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
Global                 0.85% on first $500 million       $25,114 due       $26,683 due       7%            $    1,418
Opportunities Fund     0.80% on next $500 million        $14,237
(formerly Global       0.75% on next $1,500 million      waived
Equity Fund)           0.70% on assets in excess of
(Investment            $2,500 million; all per year
Management)
--------------------------------------------------------------------------------------------------------------------------
Global                 No Change                         $12,557           N/A               N/A           N/A
Opportunities Fund
(formerly Global
Equity Fund)
(Sub-Advisory)
--------------------------------------------------------------------------------------------------------------------------
International          0.85% on first $500 million       $2,084,553 due    $2,369,165 due    14%           $2,212,282
Equity Fund            0.80% on next $500 million        $0 waived
                       0.75% on next $1,500 million
                       0.70% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
International Small    1.25% on first $500 million       $37,005 due       N/A               N/A           $      782
Cap Fund               1.20% on next $500 million        $23,551
                       1.15% on next $1,500 million      waived
                       1.10% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
Delaware Group Government Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------
U.S. Government        0.55% on first $500 million       $991,089 due      $916,813 due      --7%          $  903,503
Fund                   0.50% on next $500 million        $0 waived
                       0.45% on next 1,500 million
                       0.425% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------

------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2) Approved by Fund's initial shareholder on July 18, 1997.
(3) Approved by Fund's initial shareholder on July 21, 1997.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS


                                                                                      Current
                                                                                    Management
                                                                                 (or Sub-Advisory)
                                                                                     Fee Rate
                            Investment                   Asset Size                  Based on
                            Manager or     Date of          as of                  Average Daily
Company/Fund               Sub-Adviser    Agreement       12/31/98                  Net Assets
-------------------------------------------------------------------------------------------------------
Delaware Group Income Funds, Inc.
-------------------------------------------------------------------------------------------------------
Corporate Bond Fund       DMC              9/14/98(1)     38,399,310    0.50% on first $500 million
                                                                        0.475% on next $500 million
                                                                        0.45% on next $1,500 million
                                                                        0.425% on assets in excess
                                                                        of $2,500 million; all per year
-------------------------------------------------------------------------------------------------------
Delchester Fund           DMC               4/3/95(2)  1,382,947,497    0.60% on first $500 million
                                                                        0.575% on next $250 million
                                                                        0.55% on assets in excess of
                                                                        $750 million; all per year
                                                                        less director's fees
-------------------------------------------------------------------------------------------------------
Extended Duration Bond    DMC              9/14/98(1)     32,255,272    0.55% on first $500 million
Fund                                                                    0.50% on next $500 million
                                                                        0.45% on next $1,500 million
                                                                        0.425% on assets in excess
                                                                        of $2,500 million; all per year
-------------------------------------------------------------------------------------------------------
High-Yield                DMC             12/27/96(3)     20,748,401    0.65% on first $500 million
Opportunities Fund                                                      0.625% on next $500 million
                                                                        0.60% on assets in excess of
                                                                        $1,000 million; all per year
-------------------------------------------------------------------------------------------------------
Strategic Income Fund     DMC              9/30/96(4)     48,014,522    0.65% on first $500 million
(Investment                                                             0.625% on next $500 million
Management)                                                             0.60% on assets in excess of
                                                                        $1,000 million; all per year
-------------------------------------------------------------------------------------------------------
Strategic Income Fund     DIAL             9/30/96(4)     48,014,522    1/3 of management fees
(Sub-Advisory)                                                          paid to DMC
-------------------------------------------------------------------------------------------------------
Delaware Group Limited-Term Government Funds, Inc.
-------------------------------------------------------------------------------------------------------
Limited-Term              DMC               4/3/95(2)    357,445,604    0.50% per year less
Government Fund                                                         directors' fees
-------------------------------------------------------------------------------------------------------


                                                                                Management
                                                                                 Fees that
                                                                                Would Have
                                                                                 Been Due
                                                                                During The                     Servicing/
                                                               Management       Last Fiscal                   Distribution
                                                                Fees Due        Year Under                      Fees Paid
                               Proposed Management (or       and/or Waived       Proposed       Percentage     Last Fiscal
                               Sub-Advisory) Fee Rate         Last Fiscal       Management      Difference       Year to
                               Based on Average Daily             Year           Fee Rate         Between     Affiliates of
Company/Fund                         Net Assets                    A                 B             A & B         Manager
---------------------------------------------------------------------------------------------------------------------------
Delaware Group Income Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund       No Change                              N/A               N/A             N/A            N/A
---------------------------------------------------------------------------------------------------------------------------
Delchester Fund           0.65% on first $500 million       $8,245,496       $8,688,419 due    5%            $8,255,298
                          0.60% on next $500 million        due
                          0.55% on next $1,500 million      $0 waived
                          0.50% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------
Extended Duration Bond    No Change                              N/A               N/A             N/A            N/A
Fund
---------------------------------------------------------------------------------------------------------------------------
High-Yield                0.65% on first $500 million       $70,555                N/A             N/A       $  29,730
Opportunities Fund        0.60% on next $500 million        due
                          0.55% on next $1,500 million      $42,498
                          0.50% on assets in excess of       waived
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund     0.65% on first $500 million       $212,472               N/A             N/A       $ 279,020
(Investment               0.60% on next $500 million        due
Management)               0.55% on next $1,500 million      All  waived
                          0.50% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund     No Change                              N/A               N/A             N/A            N/A
(Sub-Advisory)
---------------------------------------------------------------------------------------------------------------------------
Delaware Group Limited-Term Government Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------
Limited-Term              0.50% on first $500 million       $2,233,564             N/A             N/A       $1,817,243
Government Fund           0.475% on next $500 million       due
                          0.45% on next 1,500 million       $0 waived
                          0.425% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------

------------
(1) Approved by the Fund's initial shareholder on September 14, 1998.
(2) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(3) Approved by the Fund's initial shareholder on December 27, 1996.
(4) Approved by the Fund's initial shareholder on September 30, 1996.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                            Current
                                                                            Management
                                                                        (or Sub-Advisory)
                                                                             Fee Rate
                            Investment                  Asset Size           Based on
                            Manager or     Date of         as of          Average Daily
Company/Fund               Sub-Adviser    Agreement      12/31/98           Net Assets
------------------------  -------------  -----------  --------------  ---------------------
Delaware Group Premium Fund, Inc.
-------------------------------------------------------------------------------------------
Capital Reserves Series   DMC             4/3/95(1)     41,740,772    0.60% per year less
                                                                      directors' fees
-------------------------------------------------------------------------------------------
Cash Reserve Series       DMC             4/3/95(1)     42,848,258    0.50% per year less
                                                                      directors' fees
-------------------------------------------------------------------------------------------
Convertible Securities    DMC             5/1/97(2)      8,133,077    0.75% per year
Series
-------------------------------------------------------------------------------------------
Decatur Total Return      DMC             4/3/95(1)    577,896,429    0.60% per year less
Series                                                                directors' fees
-------------------------------------------------------------------------------------------
Delaware Series           DMC             4/3/95(1)    201,539,215    0.60% per year less
                                                                      directors' fees
-------------------------------------------------------------------------------------------
DelCap Series             DMC             4/3/95(1)    130,546,133    0.75% per year less
                                                                      directors' fees
-------------------------------------------------------------------------------------------
Delchester Series         DMC             4/3/95(1)    120,628,573    0.60% per year less
                                                                      directors' fees
-------------------------------------------------------------------------------------------

                                                                                Management
                                                                                Fees that
                                                                                Would Have
                                                                                 Been Due
                                                                                During The                     Servicing/
                                                             Management        Last Fiscal                    Distribution
                                                              Fees Due          Year Under                      Fees Paid
                              Proposed Management (or       and/or Waived        Proposed       Percentage     Last Fiscal
                              Sub-Advisory) Fee Rate         Last Fiscal        Management      Difference       Year to
                              Based on Average Daily            Year             Fee Rate         Between     Affiliates of
Company/Fund                        Net Assets                    A                 B              A & B         Manager
------------------------  ------------------------------  ----------------  -----------------  ------------  --------------
Delaware Group Premium Fund, Inc.
---------------------------------------------------------------------------------------------------------------------------
Capital Reserves Series   0.50% on first $500 million     $166,300 due       $  139,411 due         --16%       $ 3,044
                          0.475% on next $500 million     $0 waived
                          0.45% on next $1,500 million
                          0.425% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------
Cash Reserve Series       0.45% on first $500 million     $149,023 due       $  135,154 due          --9%       $ 2,110
                          0.40% on next $500 million      $0 waived
                          0.35% on next $1,500 million
                          0.30% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------
Convertible Securities    0.75% on first $500 million     $14,026 due              N/A             N/A          $ 4,143
Series                    0.70% on next $500 million      All waived
                          0.65% on next $1,500 million
                          0.60% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------
Decatur Total Return      0.65% on first $500 million     $1,640,377 due     $1,785,444 due            6%       $15,556
Series                    0.60% on next $500 million      $0 waived
                          0.55% on next $1,500 million
                          0.50% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------
Delaware Series           0.65% on first $500 million     $595,126 due       $  647,687 due            9%       $ 2,110
                          0.60% on next $500 million      $0 waived
                          0.55% on next $1,500 million
                          0.50% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------
DelCap Series             0.75% on first $500 million     $716,228 due             N/A             N/A          $ 6,504
                          0.70% on next $500 million      $69,320 waived
                          0.65% on next $1,500 million
                          0.60% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------
Delchester Series         0.65% on first $500 million     $483,877 due       $  526,583 due            9%       $ 4,089
                          0.60% on next $500 million      $0 waived
                          0.55% on next 1,500 million
                          0.50% on assets in excess of
                          $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------------

------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2) Approved by the Fund's initial shareholder on May 1, 1997.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                      Current
                                                                                    Management
                                                                                 (or Sub-Advisory)
                                                                                     Fee Rate
                             Investment                     Asset Size               Based on
                             Manager or        Date of         as of               Average Daily
Company/Fund                Sub-Adviser       Agreement      12/31/98               Net Assets
-------------------------------------------------------------------------------------------------------
Devon Series            DMC                   5/1/97(1)     68,595,698    0.60% per year
-------------------------------------------------------------------------------------------------------
Emerging Markets        DIAL                  5/1/97(1)      5,351,369    1.25% per year
Series
-------------------------------------------------------------------------------------------------------
Global Bond Series      DIAL                  5/1/96(2)     21,711,261    0.75% per year
-------------------------------------------------------------------------------------------------------
International Equity    DIAL                  4/3/95(3)    243,531,042    0.75% per year less
Series                                                                    directors' fees
-------------------------------------------------------------------------------------------------------
REIT Series             DMC                   5/1/98(4)      5,519,384    0.75% on first $500 million
(Investment                                                               0.70% on next $500 million
Management)                                                               0.65% on next $1,500 million
                                                                          0.60% on assets in excess of
                                                                          $2,500 million; all per year
-------------------------------------------------------------------------------------------------------
REIT Series             Lincoln               5/1/98(4)      5,519,384    30% of fees paid to DMC
(Sub-Advisory)          Investment
                        Management, Inc.
                        ("LIM")
-------------------------------------------------------------------------------------------------------
                                                                              Management
                                                                              Fees that
                                                                              Would Have
                                                                               Been Due
                                                                              During The                     Servicing/
                                                           Management        Last Fiscal                    Distribution
                                                            Fees Due          Year Under                      Fees Paid
                            Proposed Management (or       and/or Waived        Proposed       Percentage     Last Fiscal
                            Sub-Advisory) Fee Rate         Last Fiscal        Management      Difference       Year to
                            Based on Average Daily            Year             Fee Rate         Between     Affiliates of
Company/Fund                      Net Assets                    A                 B              A & B         Manager
--------------------------------------------------------------------------------------------------------------------------
Devon Series            0.65% on first $500 million     $31,110 due       $33,927 due              9%         $   250
                        0.60% on next $500 million      $5,874 waived
                        0.55% on next $1,500 million
                        0.50% on assets in excess of
                        $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets        1.25% on first $500 million     $36,327 due             N/A              N/A          $   570
Series                  1.20% on next $500 million      $27,740 waived
                        1.15% on next $1,500 million
                        1.10% on assets in excess of
                        $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
Global Bond Series      0.75% on first $500 million     $109,310 due            N/A              N/A          $186,849
                        0.70% on next $500 million      $41,234 waived
                        0.65% on next $1,500 million
                        0.60% on assets in excess of
                        $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
International Equity    0.85% on first $500 million     $1,304,340 due    $1,483,702 due          14%         $ 9,906
Series                  0.80% on next $500 million      $96,663 waived
                        0.75% on next $1,500 million
                        0.70% on assets in excess of
                        $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
REIT Series             No Change                             N/A               N/A              N/A            N/A
(Investment
Management)
--------------------------------------------------------------------------------------------------------------------------
REIT Series             No Change                             N/A               N/A              N/A            N/A
(Sub-Advisory)
--------------------------------------------------------------------------------------------------------------------------

------------
(1) Approved by the Fund's initial shareholder on May 1, 1997.
(2) Approved by the Fund's initial shareholder on May 1, 1996.
(3) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(4) Approved by the Fund's initial shareholder on May 1, 1998.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                            Current
                                                                           Management
                                                                       (or Sub-Advisory)
                                                                            Fee Rate
                        Investment                  Asset Size              Based on
                        Manager or     Date of        as of              Average Daily
Company/Fund           Sub-Adviser    Agreement      12/31/98              Net Assets
----------------------------------------------------------------------------------------------
Small Cap Value           DMC         4/3/95(1)    103,942,295   0.75% per year
Series
----------------------------------------------------------------------------------------------
Social Awareness          DMC         5/1/97(2)     26,942,787   0.75% per year
Series (Investment
Management)
----------------------------------------------------------------------------------------------
Social Awareness        Vantage       5/1/97(2)     26,942,787   0.25% on first $20 million
Series (Sub-                                                     0.35% on next $30 million
Advisory)                                                        0.40% on assets in excess of
                                                                 $50 million; all per year
----------------------------------------------------------------------------------------------
Strategic Income          DMC         5/1/97(2)     20,496,651   0.65% per year
Series
(Investment
Management)
----------------------------------------------------------------------------------------------
Strategic Income          DIAL        5/1/97(2)     20,496,651   1/3 of management fees
Series                                                           paid to DMC
(Sub-Advisory)
----------------------------------------------------------------------------------------------
                                                                           Management
                                                                           Fees that
                                                                           Would Have
                                                                            Been Due
                                                                           During The                   Servicing/
                                                          Management      Last Fiscal                  Distribution
                                                           Fees Due        Year Under                    Fees Paid
                          Proposed Management (or       and/or Waived       Proposed     Percentage     Last Fiscal
                          Sub-Advisory) Fee Rate         Last Fiscal       Management    Difference       Year to
                          Based on Average Daily             Year           Fee Rate       Between     Affiliates of
Company/Fund                    Net Assets                    A                B            A & B         Manager
---------------------------------------------------------------------------------------------------------------------
Small Cap Value       0.75% on first $500 million     $380,405 due           N/A            N/A           $3,280
Series                0.70% on next $500 million      $52,349 waived
                      0.65% on next $1,500 million
                      0.60% on assets in excess of
                      $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Social Awareness      0.75% on first $500 million     $20,293 due            N/A            N/A           $1,606
Series (Investment    0.70% on next $500 million      $16,601 waived
Management)           0.65% on next 1,500 million
                      0.60% on assets in excess of
                      $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Social Awareness      No Change                                              N/A            N/A
Series (Sub-
Advisory)
---------------------------------------------------------------------------------------------------------------------
Strategic Income      0.65% on first $500 million     $21,320 due            N/A            N/A           $  250
Series                0.60% on next $500 million      $14,049 waived
(Investment           0.55% on next $1,500
Management)           million; per year
                      0.50% on assets in excess of
                      $2,500 million; all per year
---------------------------------------------------------------------------------------------------------------------
Strategic Income      No Change                       $7,036                 N/A            N/A             N/A
Series
(Sub-Advisory)
---------------------------------------------------------------------------------------------------------------------

------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2) Approved by the Fund's initial shareholder on May 1, 1997.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                              Current
                                                                             Management
                                                                         (or Sub-Advisory)
                                                                              Fee Rate
                         Investment                  Asset Size               Based on
                         Manager or     Date of        as of               Average Daily
Company/Fund            Sub-Adviser    Agreement      12/31/98               Net Assets
-----------------------------------------------------------------------------------------------
Trend Series           DMC             4/3/95(1)    170,364,972   0.75% per year
-----------------------------------------------------------------------------------------------
Delaware Group State Tax-Free Income Trust
-----------------------------------------------------------------------------------------------
Tax-Free New Jersey    DMC             9/2/97(2)      3,297,937   0.55% on first 500 million
Fund                                                              0.525% on next $500 million
                                                                  0.50% on assets in excess of
                                                                  $1,000 million; all per year
-----------------------------------------------------------------------------------------------
Tax-Free Ohio Fund     DMC             9/2/97(2)      1,453,742   0.55% on first $500 million
                                                                  0.525% on next $500 million
                                                                  0.50% on assets in excess of
                                                                  $1,000 million all per year
-----------------------------------------------------------------------------------------------
Tax-Free               DMC             4/3/95(1)    921,717,539   0.60% on first $500 million
Pennsylvania Fund                                                 0.575% on next $250 million
                                                                  0.55% on assets in excess of
                                                                  $750 million; all per year
-----------------------------------------------------------------------------------------------
Delaware Group         DMC             4/3/95(1)     33,702,928   0.50% per year less
Tax-Free Money                                                    directors' fees
Fund, Inc.
-----------------------------------------------------------------------------------------------
                                                                              Management
                                                                               Fees that
                                                                              Would Have
                                                                               Been Due
                                                                              During The                     Servicing/
                                                            Management        Last Fiscal                   Distribution
                                                             Fees Due         Year Under                      Fees Paid
                            Proposed Management (or        and/or Waived       Proposed       Percentage     Last Fiscal
                            Sub-Advisory) Fee Rate          Last Fiscal       Management      Difference       Year to
                            Based on Average Daily             Year            Fee Rate         Between     Affiliates of
Company/Fund                      Net Assets                     A                 B             A & B         Manager
--------------------------------------------------------------------------------------------------------------------------
Trend Series           0.75% on first $500 million       $622,149 due            N/A             N/A         $   6,676
                       0.70% on next $500 million        $63,818 waived
                       0.65% on next $1,500 million
                       0.60% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
Delaware Group State Tax-Free Income Trust
--------------------------------------------------------------------------------------------------------------------------
Tax-Free New Jersey    0.55% on first $500 million       $3,235 due              N/A             N/A         $   2,266
Fund                   0.50% on next $500 million        All waived
                       0.45% on next $1,500 million
                       0.425% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Ohio Fund     0.55% on first $500 million       $2,856 due              N/A             N/A         $   1,592
                       0.50% on next $500 million        All waived
                       0.45% on next $1,500 million
                       0.425% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
Tax-Free               0.55% on first $500 million       $5,604,856 due    $5,081,686 due       --9%         $2,826,715
Pennsylvania Fund      0.50% on next $500 million        $0 waived
                       0.45% on next $1,500 million
                       0.425% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------
Delaware Group         0.45% on first $500 million       $164,249 due      $153,722 due         --6%         $  65,097
Tax-Free Money         0.40% on next $500 million        $0 waived
Fund, Inc.             0.35% on next 1,500 million
                       0.30% on assets in excess of
                       $2,500 million; all per year
--------------------------------------------------------------------------------------------------------------------------

------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2) Approved by the Fund's initial shareholder on September 2, 1997.

   INFORMATION RELATING TO INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

                                                                                 Current
                                                                               Management
                                                                            (or Sub-Advisory)
                                                                                Fee Rate
                           Investment                  Asset Size               Based on
                           Manager or     Date of         as of               Average Daily
Company/Fund              Sub-Adviser    Agreement      12/31/98               Net Assets
---------------------------------------------------------------------------------------------------
Delaware Group Tax-Free Fund, Inc.
---------------------------------------------------------------------------------------------------
Tax-Free Insured         DMC               4/3/95(1)   79,399,125    0.60% per year less
Fund                                                                 directors' fees
---------------------------------------------------------------------------------------------------
Tax-Free USA Fund        DMC               4/3/95(1)  606,574,863    0.60% on first $500 million
                                                                     0.575% on next $250 million
                                                                     0.55% on assets in excess of
                                                                     $750 million; all per year
                                                                     less directors' fees
---------------------------------------------------------------------------------------------------
Tax-Free USA             DMC               4/3/95(1)   28,530,417    0.50% per year less
Intermediate Fund                                                    directors' fees
---------------------------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.
---------------------------------------------------------------------------------------------------
The Real Estate          DMC             11/29/95(2)   71,589,077    0.75% per year
Investment Trust
Portfolio (Investment
Management)
---------------------------------------------------------------------------------------------------
The Real Estate          LIM             11/29/95(2)   71,589,077    30% of management fee
Investment Trust                                                     paid to DMC
Portfolio
(Sub-Advisory)
---------------------------------------------------------------------------------------------------
                                                                                  Management
                                                                                   Fees that
                                                                                  Would Have
                                                                                   Been Due
                                                                                  During The                     Servicing/
                                                               Management         Last Fiscal                   Distribution
                                                                Fees Due          Year Under                      Fees Paid
                              Proposed Management (or         and/or Waived        Proposed       Percentage     Last Fiscal
                              Sub-Advisory) Fee Rate           Last Fiscal        Management      Difference       Year to
                              Based on Average Daily              Year             Fee Rate         Between     Affiliates of
Company/Fund                        Net Assets                      A                  B             A & B         Manager
------------------------------------------------------------------------------------------------------------------------------
Tax-Free Insured         0.50% on first $500 million       $476,167 due        $400,002 due         --16%         $ 264,992
Fund                     0.475% on next 500 million        $0 waived
                         0.45% on next $1,500 million
                         0.425% on assets in excess of
                         $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------
Tax-Free USA Fund        0.55% on first $500 million       $3,772,773 due      $3,433,314 due       --9%          $1,989,919
                         0.50% on next $500 million        $0 waived
                         0.45% on next $1,500 million
                         0.425% on assets in excess of
                         $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------
Tax-Free USA             0.50% on first $500 million       $125,100 due              N/A               N/A        $ 105,657
Intermediate Fund        0.475% on next $500 million       All waived
                         0.45% on next $1,500 million
                         0.425% on assets in excess of
                         $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.
------------------------------------------------------------------------------------------------------------------------------
The Real Estate          0.75% on first $500 million       $277,028 due              N/A               N/A        $  84,252
Investment Trust         0.70% on next $500 million        $118,126 waived
Portfolio (Investment    0.65% on next $1,500 million
Management)              0.60% on assets in excess of
                         $2,500 million; all per year
------------------------------------------------------------------------------------------------------------------------------
The Real Estate          No Change                         $83,108                   N/A               N/A             N/A
Investment Trust
Portfolio
(Sub-Advisory)
------------------------------------------------------------------------------------------------------------------------------

------------
(1) Last submitted to shareholders for approval on March 29, 1995 in connection with Lincoln National Corporation's acquisition of DMC and DIAL.
(2) Approved by Fund's initial shareholder on November 30, 1995.

                                   EXHIBIT H

              ACTUAL AND HYPOTHETICAL EXPENSE TABLES AND EXAMPLES

                               New Pacific Fund
                     (Delaware Group Adviser Funds, Inc.)

EXPENSE TABLE                                             Class A Shares          Class B & C Shares       Institutional Shares
                                                       Actual      Proposed      Actual      Proposed      Actual      Proposed
                                                     ----------  ------------  ----------  ------------  ----------  ------------
Management Fees ...................................      0.80%       0.85%         0.80%       0.85%         0.80%       0.85%
12b-1 Fees ........................................      0.30%       0.30%         1.00%       1.00%        None        None
Other Expenses ....................................      2.13%       2.13%         2.13%       2.13%         2.13%       2.13%
                                                         ----        ----          ----        ----         -----       -----
   Total Operating Expenses .......................      3.23%       3.28%         3.93%       3.98%         2.93%       2.98%
                                                         ====        ====          ====        ====         =====       =====
   Total Operating Expenses After Waiver(1)........      2.00%        ***%         2.70%        ***%         1.70%        ***%
                                                         ====        ====          ====        ====         =====       =====


EXPENSE EXAMPLES                           1 Year               3 Years               5 Years              10 Years
                                     Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                                    --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A ..........................    $882       $887      $1,513     $1,527     $2,166     $2,189     $3,903    $3,946
Class B
--Assuming Redemption ............    $895       $900      $1,498     $1,512     $2,218     $2,241     $3,998    $4,041
--Assuming No Redemption .........    $395       $400      $1,198     $1,212     $2,018     $2,041     $3,998    $4,041
Class C
--Assuming Redemption ............    $495       $500      $1,198     $1,212     $2,018     $2,041     $4,147    $4,189
--Assuming No Redemption .........    $395       $400      $1,198     $1,212     $2,018     $2,041     $4,147    $4,189
Institutional Class ..............    $296       $301      $  907     $  921     $1,543     $1,567     $3,252    $3,299

                Delaware Balanced Fund (formerly Delaware Fund)
                     (Delaware Group Equity Funds I, Inc.)

EXPENSE TABLE                                             Class A Shares          Class B & C Shares       Institutional Shares
                                                       Actual      Proposed      Actual      Proposed      Actual      Proposed
                                                     ----------  ------------  ----------  ------------  ----------  ------------
Management Fees ...................................      0.50%       0.63%         0.50%       0.63%         0.50%       0.63%
12b-1 Fees ........................................      0.21%       0.21%         1.00%       1.00%        None        None
Other Expenses ....................................      0.27%       0.27%         0.27%       0.27%         0.27%       0.27%
                                                         ----        ----          ----        ----         -----       -----
   Total Operating Expenses .......................      0.98%       1.11%         1.77%       1.90%         0.77%       0.90%
                                                         ====        ====          ====        ====         =====       =====
   Total Operating Expenses After Waiver(1)........      0.98%        ***%         1.77%        ***%         0.77%        ***%
                                                         ====        ====          ====        ====         =====       =====

EXPENSE EXAMPLES                          1 Year               3 Years               5 Years              10 Years
                                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                                   --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $669       $682       $869       $908      $1,086     $1,157     $1,707    $1,849
Class B
--Assuming Redemption ...........    $680       $693       $857       $897      $1,159     $1,226     $1,875    $2,016
--Assuming No Redemption ........    $180       $193       $557       $597      $  959     $1,026     $1,875    $2,016
Class C
--Assuming Redemption ...........    $280       $293       $557       $597      $  959     $1,026     $2,084    $2,222
--Assuming No Redemption ........    $180       $193       $557       $597      $  959     $1,026     $2,084    $2,222
Institutional Class .............    $ 79       $ 92       $246       $287      $  428     $  498     $  954    $1,108

------------
1 The Fund's investment adviser voluntarily waived its management fee and/or paid expenses to the extent necessary to limit total operating expenses to certain amounts during the past fiscal year. The Fund's investment adviser may end its voluntary waiver commitments at any time. Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

              ACTUAL AND HYPOTHETICAL EXPENSE TABLES AND EXAMPLES

                                  Devon Fund
                     (Delaware Group Equity Funds I, Inc.)

EXPENSE TABLE                                             Class A Shares          Class B & C Shares      Institutional Shares
                                                       Actual      Proposed      Actual      Proposed     Actual      Proposed
                                                     ----------  ------------  ----------  ------------ ----------  ------------
Management Fees ...................................      0.60%       0.65%         0.60%       0.65%        0.60%       0.65%
12b-1 Fees ........................................      0.30%       0.30%         1.00%       1.00%       None        None
Other Expenses ....................................      0.50%       0.50%         0.50%       0.50%        0.50%       0.50%
                                                         ----        ----          ----        ----        -----       -----
   Total Operating Expenses .......................      1.40%       1.45%         2.10%       2.15%        1.10%       1.15%
                                                         ====        ====          ====        ====        =====       =====
   Total Operating Expenses After Waiver(1)........      1.30%        ***%         2.00%        ***%        1.00%        ***%
                                                         ====        ====          ====        ====        =====       =====

EXPENSE EXAMPLES                          1 Year               3 Years               5 Years              10 Years
                                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                                   --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $709       $714       $993      $1,007     $1,297     $1,322     $2,158    $2,210
Class B
--Assuming Redemption ...........    $713       $718       $958      $  973     $1,329     $1,354     $2,252    $2,305
--Assuming No Redemption ........    $213       $218       $658      $  673     $1,129     $1,154     $2,252    $2,305
Class C
--Assuming Redemption ...........    $313       $318       $658      $  673     $1,129     $1,154     $2,431    $2,483
--Assuming No Redemption ........    $213       $218       $658      $  673     $1,129     $1,154     $2,431    $2,483
Institutional Class .............    $112       $117       $350      $  365     $  606     $  633     $1,340    $1,398

                              Decatur Income Fund
                    (Delaware Group Equity Funds II, Inc.)

EXPENSE TABLE                                             Class A Shares          Class B & C Shares       Institutional Shares
                                                       Actual      Proposed      Actual      Proposed      Actual      Proposed
                                                     ----------  ------------  ----------  ------------  ----------  ------------
Management Fees ...................................      0.48%       0.58%         0.48%       0.58%         0.48%       0.58%
12b-1 Fees ........................................      0.20%       0.20%         1.00%       1.00%        None        None
Other Expenses ....................................      0.22%       0.22%         0.22%       0.22%         0.22%       0.22%
                                                         ----        ----          ----        ----         -----       -----
   Total Operating Expenses .......................      0.90%       1.00%         1.70%       1.80%         0.70%       0.80%
                                                         ====        ====          ====        ====         =====       =====
   Total Operating Expenses After Waiver(1)........      0.90%        ***%         1.70%        ***%         0.70%        ***%
                                                         ====        ====          ====        ====         =====       =====

EXPENSE EXAMPLES                          1 Year               3 Years               5 Years              10 Years
                                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                                   --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $662       $671       $845       $875      $1,045     $1,096     $1,619    $1,729
Class B
--Assuming Redemption ...........    $673       $683       $836       $866      $1,123     $1,175     $1,796    $1,906
--Assuming No Redemption ........    $173       $183       $536       $566      $  923     $  975     $1,796    $1,906
Class C
--Assuming Redemption ...........    $273       $283       $536       $566      $  923     $  975     $2,009    $2,116
--Assuming No Redemption ........    $173       $183       $536       $566      $  923     $  975     $2,009    $2,116
Institutional Class .............    $ 72       $ 82       $224       $255      $  390     $  444     $  871    $  990

                           Decatur Total Return Fund
                    (Delaware Group Equity Funds II, Inc.)

EXPENSE TABLE                                             Class A Shares          Class B & C Shares      Institutional Shares
                                                       Actual      Proposed      Actual      Proposed     Actual      Proposed
                                                     ----------  ------------  ----------  ------------ ----------  ------------
Management Fees ...................................      0.57%       0.61%         0.57%       0.61%        0.57%       0.61%
12b-1 Fees ........................................      0.30%       0.30%         1.00%       1.00%       None        None
Other Expenses ....................................      0.26%       0.26%         0.26%       0.26%        0.26%       0.26%
                                                         ----        ----          ----        ----        -----       -----
   Total Operating Expenses .......................      1.13%       1.17%         1.83%       1.87%        0.83%       0.87%
                                                         ====        ====          ====        ====        =====       =====
   Total Operating Expenses After Waiver(1)........      1.13%        ***%         1.83%        ***%        0.83%        ***%
                                                         ====        ====          ====        ====        =====       =====

------------
(1) The Fund's investment adviser voluntarily waived its management fee and/or paid expenses to the extent necessary to limit total operating expenses to certain amounts during the past fiscal year. The Fund's investment adviser may end its voluntary waiver commitments at any time. Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

              ACTUAL AND HYPOTHETICAL EXPENSE TABLES AND EXAMPLES

EXPENSE EXAMPLES                          1 Year               3 Years               5 Years              10 Years
                                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                                   --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $684       $687       $913       $925      $1,161     $1,182     $1,871    $1,914
Class B
--Assuming Redemption ...........    $686       $690       $876       $888      $1,190     $1,211     $1,965    $2,008
--Assuming No Redemption ........    $186       $190       $576       $588      $  990     $1,011     $1,965    $2,008
Class C
--Assuming Redemption ...........    $286       $290       $576       $588      $  990     $1,011     $2,148    $2,190
--Assuming No Redemption ........    $186       $190       $576       $588      $  990     $1,011     $2,148    $2,190
Institutional Class .............    $ 85       $ 89       $265       $278      $  460     $  482     $1,025    $1,073

               Global Equity Fund (formerly Global Assets Fund)
              (Delaware Group Global & International Funds, Inc.)

EXPENSE TABLE                                             Class A Shares          Class B & C Shares       Institutional Shares
                                                       Actual      Proposed      Actual      Proposed      Actual      Proposed
                                                     ----------  ------------  ----------  ------------  ----------  ------------
Management Fees ...................................      0.74%       0.85%         0.74%       0.85%         0.74%       0.85%
12b-1 Fees ........................................      0.30%       0.30%         1.00%       1.00%        None        None
Other Expenses ....................................      0.95%       0.95%         0.95%       0.95%         0.95%       0.95%
                                                         ----        ----          ----        ----         -----       -----
   Total Operating Expenses .......................      1.99%       2.10%         2.69%       2.80%         1.69%       1.80%
                                                         ====        ====          ====        ====         =====       =====
   Total Operating Expenses After Waiver(1)........      1.95%        ***%         2.55%       ***%          1.55%        ***%
                                                         ====        ====          ====        ====         =====       =====

EXPENSE EXAMPLES                           1 Year               3 Years               5 Years              10 Years
                                     Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                                    --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A ..........................    $765       $776      $1,164     $1,195     $1,586     $1,639     $2,759    $2,866
Class B
--Assuming Redemption ............    $772       $783      $1,135     $1,168     $1,625     $1,679     $2,853    $2,961
--Assuming No Redemption .........    $272       $283      $  835     $  868     $1,425     $1,479     $2,853    $2,961
Class C
--Assuming Redemption ............    $372       $383      $  835     $  868     $1,425     $1,479     $3,022    $3,128
--Assuming No Redemption .........    $272       $283      $  835     $  868     $1,425     $1,479     $3,022    $3,128
Institutional Class ..............    $172       $183      $  533     $  566     $  918     $  975     $1,998    $2,116

            Global Opportunities Fund (formerly Global Equity Fund)
              (Delaware Group Global & International Funds, Inc.)

EXPENSE TABLE                                             Class A Shares          Class B & C Shares       Institutional Shares
                                                       Actual      Proposed      Actual      Proposed      Actual      Proposed
                                                     ----------  ------------  ----------  ------------  ----------  ------------
Management Fees ...................................      0.80%       0.85%         0.80%       0.85%         0.80%       0.85%
12b-1 Fees ........................................      0.30%       0.30%         1.00%       1.00%        None        None
Other Expenses ....................................      0.45%       0.45%         0.45%       0.45%         0.45%       0.45%
                                                         ----        ----          ----        ----         -----       -----
   Total Operating Expenses .......................      1.55%       1.60%         2.25%       2.30%         1.25%       1.30%
                                                         ====        ====          ====        ====         =====       =====
   Total Operating Expenses After Waiver(1)........      0.80%        ***%         0.80%        ***%         0.80%        ***%
                                                         ====        ====          ====        ====         =====       =====

EXPENSE EXAMPLES                           1 Year               3 Years               5 Years              10 Years
                                     Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                                    --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A ..........................    $724       $728      $1,036     $1,051     $1,371     $1,396     $2,314    $2,366
Class B
--Assuming Redemption ............    $728       $733      $1,003     $1,018     $1,405     $1,430     $2,409    $2,461
--Assuming No Redemption .........    $228       $233      $  703     $  718     $1,205     $1,230     $2,409    $2,461
Class C
--Assuming Redemption ............    $328       $333      $  703     $  718     $1,205     $1,230     $2,585    $2,636
--Assuming No Redemption .........    $228       $233      $  703     $  718     $1,205     $1,230     $2,585    $2,636
Institutional Class ..............    $127       $132      $  397     $  412     $  686     $  713     $1,511    $1,568

------------
1 The Fund's investment adviser voluntarily waived its management fee and/or paid expenses to the extent necessary to limit total operating expenses to certain amounts during the past fiscal year. The Fund's investment adviser may end its voluntary waiver commitments at any time. Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

              ACTUAL AND HYPOTHETICAL EXPENSE TABLES AND EXAMPLES

                           International Equity Fund
              (Delaware Group Global & International Funds, Inc.)

EXPENSE TABLE                                             Class A Shares          Class B & C Shares      Institutional Shares
                                                       Actual      Proposed      Actual      Proposed     Actual      Proposed
                                                     ----------  ------------  ----------  ------------ ----------  ------------
Management Fees ...................................      0.75%       0.85%         0.75%       0.85%        0.75%       0.85%
12b-1 Fees ........................................      0.30%       0.30%         1.00%       1.00%       None        None
Other Expenses ....................................      0.65%       0.65%         0.65%       0.65%        0.65%       0.65%
                                                         ----        ----          ----        ----        -----       -----
   Total Operating Expenses .......................      1.70%       1.80%         2.40%       2.50%        1.40%       1.50%
                                                         ====        ====          ====        ====        =====       =====
   Total Operating Expenses After Waiver(1)........      1.70%        ***%         2.40%        ***%        1.40%        ***%
                                                         ====        ====          ====        ====        =====       =====


EXPENSE EXAMPLES                           1 Year               3 Years               5 Years              10 Years
                                     Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                                    --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A ..........................    $738       $747      $1,080     $1,109     $1,445     $1,494     $2,468    $2,569
Class B
--Assuming Redemption ............    $743       $753      $1,048     $1,079     $1,480     $1,531     $2,563    $2,664
--Assuming No Redemption .........    $243       $253      $  748     $  779     $1,280     $1,331     $2,563    $2,664
Class C
--Assuming Redemption ............    $343       $353      $  748     $  779     $1,280     $1,331     $2,736    $2,836
--Assuming No Redemption .........    $243       $253      $  748     $  779     $1,280     $1,331     $2,736    $2,836
Institutional Class ..............    $143       $153      $  443     $  474     $  766     $  818     $1,680    $1,791

                                Delchester Fund
                      (Delaware Group Income Funds, Inc.)

EXPENSE TABLE                                             Class A Shares          Class B & C Shares       Institutional Shares
                                                       Actual      Proposed      Actual      Proposed      Actual      Proposed
                                                     ----------  ------------  ----------  ------------  ----------  ------------
Management Fees ...................................      0.57%       0.60%         0.57%       0.60%         0.57%       0.60%
12b-1 Fees ........................................      0.25%       0.25%         1.00%       1.00%        None        None
Other Expenses ....................................      0.24%       0.24%         0.24%       0.24%         0.24%       0.24%
                                                         ----        ----          ----        ----         -----       -----
   Total Operating Expenses .......................      1.06%       1.09%         1.81%       1.84%         0.81%       0.84%
                                                         ====        ====          ====        ====         =====       =====
   Total Operating Expenses After Waiver(1)........      1.06%        ***%         1.81%        ***%         0.81%        ***%
                                                         ====        ====          ====        ====         =====       =====

EXPENSE EXAMPLES                          1 Year               3 Years               5 Years              10 Years
                                    Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                                   --------  ----------  --------  ----------  --------  ----------  --------  ---------
Class A .........................    $677       $680       $893       $902      $1,126     $1,141     $1,795    $1,827
Class B
--Assuming Redemption ...........    $684       $687       $869       $879      $1,180     $1,196     $1,930    $1,962
--Assuming No Redemption ........    $184       $187       $569       $579      $  980     $  996     $1,930    $1,962
Class C
--Assuming Redemption ...........    $284       $287       $569       $579      $  980     $  996     $2,127    $2,159
--Assuming No Redemption ........    $184       $187       $569       $579      $  980     $  996     $2,127    $2,159
Institutional Class .............    $ 83       $ 86       $259       $268      $  450     $  466     $1,002    $1,037

                          Decatur Total Return Series
                      (Delaware Group Premium Fund, Inc.)

EXPENSE TABLE                                                   Shares
                                                         Actual        Proposed
                                                      ------------   ------------
Management Fees ...................................        0.60%         0.65%
12b-1 Fees ........................................       None          None
Other Expenses ....................................        0.11%         0.11%
                                                          -----         -----
   Total Operating Expenses .......................        0.71%         0.76%
                                                          =====         =====
   Total Operating Expenses After Waiver(1)........        0.71%          ***%
                                                          =====         =====

------------
1 The Fund's investment adviser voluntarily waived its management fee and/or paid expenses to the extent necessary to limit total operating expenses to certain amounts during the past fiscal year. The Fund's investment adviser may end its voluntary waiver commitments at any time. Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

              ACTUAL AND HYPOTHETICAL EXPENSE TABLES AND EXAMPLES

                           1 Year               3 Years               5 Years              10 Years
                     Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                    --------  ----------  --------  ----------  --------  ----------  --------  ---------
EXPENSE EXAMPLES       $73        $78       $227       $243       $395       $422       $883       $942

                                Delaware Series
                      (Delaware Group Premium Fund, Inc.)

EXPENSE TABLE                                                   Shares
                                                         Actual        Proposed
                                                      ------------   ------------
Management Fees ...................................        0.60%         0.65%
12b-1 Fees ........................................       None          None
Other Expenses ....................................        0.07%         0.07%
                                                          -----         -----
   Total Operating Expenses .......................        0.67%         0.72%
                                                          =====         =====
   Total Operating Expenses After Waiver(1)........        0.67%          ***%
                                                          =====         =====


                           1 Year               3 Years               5 Years              10 Years
                     Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                    --------  ----------  --------  ----------  --------  ----------  --------  ---------
EXPENSE EXAMPLES       $68        $74       $214       $230       $373       $401       $835       $894

                               Delchester Series
                      (Delaware Group Premium Fund, Inc.)

EXPENSE TABLE                                                   Shares
                                                         Actual        Proposed
                                                      ------------   ------------
Management Fees ...................................        0.60%         0.65%
12b-1 Fees ........................................       None          None
Other Expenses ....................................        0.10%         0.10%
                                                          -----         -----
   Total Operating Expenses .......................        0.70%         0.75%
                                                          =====         =====
   Total Operating Expenses After Waiver(1)........        0.70%          ***%
                                                          =====         =====

                           1 Year               3 Years               5 Years              10 Years
                     Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                    --------  ----------  --------  ----------  --------  ----------  --------  ---------
EXPENSE EXAMPLES       $72        $77       $224       $240       $390       $417       $871       $930

                                 Devon Series
                      (Delaware Group Premium Fund, Inc.)

EXPENSE TABLE                                                   Shares
                                                         Actual        Proposed
                                                      ------------   ------------
Management Fees ...................................        0.60%         0.65%
12b-1 Fees ........................................       None          None
Other Expenses ....................................        0.31%         0.31%
                                                          -----         -----
   Total Operating Expenses .......................        0.91%         0.96%
                                                          =====         =====
   Total Operating Expenses After Waiver(1)........        0.80%          ***%
                                                          =====         =====

                           1 Year               3 Years               5 Years              10 Years
                     Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                    --------  ----------  --------  ----------  --------  ----------  --------  ---------
EXPENSE EXAMPLES       $93        $98       $290       $306       $504       $531      $1,120    $1,178

------------
(1) The Fund's investment adviser voluntarily waived its management fee and/or paid expenses to the extent necessary to limit total operating expenses to certain amounts during the past fiscal year. The Fund's investment adviser may end its voluntary waiver commitments at any time. Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

              ACTUAL AND HYPOTHETICAL EXPENSE TABLES AND EXAMPLES
                          International Equity Series
                      (Delaware Group Premium Fund, Inc.)

EXPENSE TABLE                                                   Shares
                                                         Actual        Proposed
                                                      ------------   ------------
Management Fees ...................................        0.75%         0.85%
12b-1 Fees ........................................        None          None
Other Expenses ....................................        0.15%         0.15%
                                                          -----         -----
   Total Operating Expenses .......................        0.90%         1.00%
                                                          =====         =====
   Total Operating Expenses After Waiver(1) .......        0.90%          ***%
                                                          =====         =====


                           1 Year               3 Years               5 Years              10 Years
                     Actual    Proposed    Actual    Proposed    Actual    Proposed    Actual    Proposed
                    --------  ----------  --------  ----------  --------  ----------  --------  ---------
EXPENSE EXAMPLES       $92       $102       $287       $318       $498       $552      $1,108    $1,225

------------
(1) The Fund's investment adviser voluntarily waived its management fee and/or paid expenses to the extent necessary to limit total operating expenses to certain amounts during the past fiscal year. The Fund's investment adviser may end its voluntary waiver commitments at any time. Hypothetical expense figures after waivers are not shown along with the proposed fee rates, because fee waivers have not been determined for future fiscal years.

                                    EXHIBIT I

        SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS AND SUB-ADVISERS

                              Domestic Equity Funds

                                    Investment                          Current Management (or         Proposed Management (or
                                    Manager or      Asset Size       Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98     on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------  ------------------------------ -------------------------------

Aggressive Growth Fund            DMC             $150,863,196       1.00% per year                0.75% on the first $500 million
                                                                                                   0.70% on the next $500 million
                                                                                                   0.65% on the next $1,500 million
                                                                                                   0.60% on assets in excess of
                                                                                                   $2,500 million; all per year

The Growth and Income             DMC             $  2,373,603       0.55% per per year            N/A
 Portfolio**

Growth Stock Fund                 DMC             $ 48,755,899       1.00% per year                0.65% on the first $500 million
 (Investment Management)                                                                           0.60% on the next $500 million
                                                                                                   0.55% on the next $1,500 million
                                                                                                   0.50% on assets in excess of
                                                                                                   $2,500 million; all per year

Growth Stock Fund                 VAM             $ 48,755,899       0.50% per year                0.325% per year
 (Sub-Advisory)

Mid-Cap Value Fund                DMC             $  2,095,163       0.75% on first $500 million   N/A
                                                                     0.70% on next $500 million
                                                                     0.65% on next $1,500 million
                                                                     0.60% on assets in excess of
                                                                     $2,500 million; all per year

The Large Cap Value Equity        DMC             $124,365,131       0.55% per year less           0.55% per year
 Portfolio**                                                         directors' fees

The Mid-Cap Growth Equity         DMC             $  6,284,704       0.80% per year less           0.75% per year
 Portfolio**                                                         directors' fees

The Real Estate Investment        DMC             $  5,942,731       0.75% per year                N/A
 Trust Portfolio II**
 (Investment Management)

The Real Estate Investment        LIM             $  5,942,731       30% management fee paid       N/A
 Trust Portfolio II**                                                to DMC
 (Sub-Advisory)

Small Cap Contrarian Fund         DMC             $  2,084,138       0.75% on first $500 million   N/A
                                                                     0.70% on next $500 million
                                                                     0.65% on next $1,500 million
                                                                     0.60% on assets in excess of
                                                                     $2,500 million; all per year

The Small-Cap Growth Equity       DMC             $  4,009,987       0.75% per year                N/A
 Portfolio**

The Mid-Cap Value Equity          DMC             $  2,901,624       0.75% per year                N/A
 Portfolio**


*Investment Managers/Sub-Advisers:
    Delaware Management Company ("DMC")
    Delaware International Advisors Ltd. ("DIAL")
    Lincoln Investment Management, Inc. ("LIM")
    Voyageur Asset Management LLC ("VAM")
    Vantage Global Advisors, Inc. ("VGA")
    Lynch & Mayer, Inc. ("L&M")
    AIB Govett, Inc. ("AIBG")
** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.


       SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS AND SUB-ADVISERS


                                    Investment                            Current Management (or         Proposed Management (or
                                    Manager or      Asset Size         Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98       on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------   ------------------------------- -------------------------------

Tax-Efficient Equity Fund          DMC              $   66,275,684      0.75% on first $500 million     0.75% on first $500 million
                                                                        0.725% on next $500 million     0.70% on next $500 million
                                                                        0.70% on assets in excess of    0.65% on next $1,500 million
                                                                        $1,000 million; all per year    0.60% on assets in excess of
                                                                                                        $2,500 million; all per year

Growth and Income Fund of          VGA              $4,004,488,483      0.20% per year                  N/A
 Lincoln Multi-Funds

Special Opportunities Fund of      VGA              $  885,491,436      0.20% per year                  N/A
 Lincoln Multi-Funds

Social Awareness Fund of           VGA              $1,710,210,719      0.20% per year                  N/A
 Lincoln Multi-Funds

Managed Fund of                    VGA              $  468,863,668      0.20% per year                  N/A
 Lincoln Multi-Funds

Core Equity Fund of                VGA              $  666,471,755      0.20% per year                  N/A
 Lincoln Dirctor Funds

Lincoln National Convertible       LIM              $  107,643,507      0.875% per year                 N/A
 Securities Fund, Inc.

Lincoln National Aggressive        LIM              $  300,098,000      0.75% on first $200 million     N/A
 Growth Fund                                                            0.70% on next $200 million
                                                                        0.65% on assets in excess of
                                                                        $400 million; all per year

Lincoln National Capital           LIM              $  636,124,000      0.80% per year                 N/A
 Appreciation Fund

Lincoln National Equity            LIM              $  945,271,000      0.95% per year                 N/A
 Income Fund

Lincoln National Growth &          LIM              $3,941,773,000      0.48% on first $200 million    N/A
 Income Fund                                                            0.40% on next $200 million
                                                                        0.30% on assets in excess of
                                                                        $400 million; all per year

Lincoln National Social            LIM              $1,698,006,000      0.48% on first $200 million    N/A
 Awareness Fund                                                         0.40% on next $200 million
                                                                        0.30% on assets in excess of
                                                                        $400 million; all per year

Lincoln National Special           LIM              $  844,084,000      0.48% on first $200 million    N/A
 Opportunities Fund                                                     0.40% on next $200 million
                                                                        0.30% on assets in excess of
                                                                        $400 million; all per year

*Investment Managers/Sub-Advisers:
   Delaware Management Company ("DMC")
   Delaware International Advisors Ltd. ("DIAL")
   Lincoln Investment Management, Inc. ("LIM")
   Voyageur Asset Management LLC ("VAM")
   Vantage Global Advisors, Inc. ("VGA")
   Lynch & Mayer, Inc. ("L&M")
   AIB Govett, Inc. ("AIBG")
++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.


        SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS AND SUB-ADVISERS

                           Domestic Fixed-Income Funds


                                    Investment                            Current Management (or         Proposed Management (or
                                    Manager or      Asset Size         Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98       on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------   ------------------------------- -------------------------------

The Aggregate Fixed Income        DMC             $  6,492,082        0.40% per year                  N/A
 Portfolio**

Delaware Group Dividend and       DMC             $221,141,149        0.55% per year                  N/A
 Income Fund, Inc.***

Delaware-Voyageur US              DMC             $ 88,356,711        0.50% per year                  0.55% on first $500 million
 Government Securities Fund                                                                           0.50% on next $500 million
 (Investment Management)                                                                              0.45% on next $1,500 million
                                                                                                      0.425% on assets in excess of
                                                                                                      $2,500 million; all per year

Delaware-Voyageur US              VAM             $ 88,356,711        0.25% per year                  N/A
 Government Securities Fund
 (Sub-Advisory)

The Diversified Core Fixed        DMC             $  3,303,897        0.43% per year                  N/A
 Income Portfolio**
 (Investment Management)

The Diversified Core Fixed        DIAL            $  3,303,897        Fee equal to portion on         N/A
 Income Portfolio**                                                   management fee attributable
 (Sub-Advisory)                                                       to foreign investments

The High-Yield Bond Portfolio**   DMC             $ 21,560,283        0.45% per year                  N/A

The Intermediate Fixed Income     DMC             $ 26,571,322        0.40% per year less             0.40% per year
 Portfolio**                                                          directors' fees

The Limited-Term Maturity         DMC             $     21,000        0.30% per year                  N/A
 Portfolio**


                         Global and International Funds

                                    Investment                            Current Management (or         Proposed Management (or
                                    Manager or      Asset Size         Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98       on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------   ------------------------------- -------------------------------
Delaware Group Global Dividend    DMC             $103,589,183       0.70% per year                  N/A
 and Income Fund, Inc. ***
 (Investment Management)

Delaware Group Global Dividend    DIAL            $103,589,183       40% of management fees          N/A
 and Income Fund, Inc. ***                                           paid to DMC
 (Sub-Advisory)

The Emerging Markets              DIAL            $ 33,444,254       1.20% per year                  1.00% per year
 Portfolio**

The Global Equity Portfolio**     DIAL            $  3,277,674       0.75% per year                  N/A
 (Investment Management)

The Global Equity Portfolio**     DMC             $  3,277,674       0.50% of management fee         N/A
 (Sub-Advisory)                                                      paid to DIAL

The Global Fixed-Income           DIAL            $659,129,865       0.50% per year less             0.50% per year
 Portfolio**                                                         directors' fees

The International Equity          DIAL            $661,187,674       0.75% per year less             0.75% per year
 Portfolio**                                                         directors' fees

The International Fixed-Income    DIAL            $ 88,295,317       0.50% per year                  N/A
 Portfolio**

*Investment Managers/Sub-Advisers:
   Delaware Management Company ("DMC")
   Delaware International Advisors Ltd. ("DIAL")
   Lincoln Investment Management, Inc. ("LIM")
   Voyageur Asset Management LLC ("VAM")
   Vantage Global Advisors, Inc. ("VGA")
   Lynch & Mayer, Inc. ("L&M")
   AIB Govett, Inc. ("AIBG")
 ** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.
 ++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.

       SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS AND SUB-ADVISERS


                                    Investment                            Current Management (or         Proposed Management (or
                                    Manager or      Asset Size         Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98       on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------   ------------------------------- -------------------------------
The Labor Select International    DIAL            $105,776,536       0.75% per year                  N/A
 Equity Portfolio**

Latin America Fund                DIAL            $  2,487,419       1.25% per year                  N/A


New Europe Fund                   DIAL            $  2,488,362       1.25% per year                  N/A


                            National Tax-Free Funds

                                    Investment                            Current Management (or         Proposed Management (or
                                    Manager or      Asset Size         Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98       on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------   ------------------------------- -------------------------------
National High-Yield Municipal          DMC       $98,170,371         0.65% per year                  0.55% on first $500 million
 Bond Fund                                                                                           0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess
                                                                                                     of $2,500 million; all per year

                             State Tax-Free Funds

                                    Investment                            Current Management (or         Proposed Management (or
                                    Manager or      Asset Size         Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98       on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------   ------------------------------- -------------------------------
Delaware-Voyageur Tax-Free        DMC             $ 19,037,987       0.50% per year                  0.55% on first $500 million
 Arizona Fund                                                                                        0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $186,251,126       0.50% per year                  0.50% on first $500 million
 Arizona Insured Fund                                                                                0.475% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Voyageur Arizona Municipal        DMC             $ 45,751,660       0.40% per year                  N/A
 Income Fund, Inc.***

Delaware-Voyageur Tax-Free        DMC             $ 30,167,681       0.50% per year                  0.55% on first $500 million
 California Fund                                                                                     0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $ 35,916,466       0.50% on first $500 million     N/A
 California Insured Fund                                             0.475% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

*Investment Managers/Sub-Advisers:
   Delaware Management Company ("DMC")
   Delaware International Advisors Ltd. ("DIAL")
   Lincoln Investment Management, Inc. ("LIM")
   Voyageur Asset Management LLC ("VAM")
   Vantage Global Advisors, Inc. ("VGA")
   Lynch & Mayer, Inc. ("L&M")
   AIB Govett, Inc. ("AIBG")
 ** These funds are institutional funds and are only sold to investors who invest a minimum of $1,000,000.
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.
 ++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.


       SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS AND SUB-ADVISERS

                                    Investment                            Current Management (or         Proposed Management (or
                                    Manager or      Asset Size         Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98       on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------   ------------------------------- -------------------------------
Delaware-Voyageur Tax-Free        DMC             $377,892,520       0.50% per year                  0.55% on first $500 million
 Colorado Fund                                                                                       0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Voyageur Colorado Insured         DMC             $ 73,869,200       0.40% per year                  N/A
 Municipal Income Fund, Inc.***

Delaware-Voyageur Tax-Free        DMC             $ 17,442,694       0.55% on first $500 million     N/A
 Florida Fund                                                        0.50% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $148,131,828       0.50% on first $500 million     N/A
 Florida Insured Fund                                                0.475% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

Voyageur Florida Insured          DMC             $ 38,113,552       0.40% per year                  N/A
 Municipal Income Fund***

Delaware-Voyageur Tax-Free        DMC             $ 52,746,716       0.50% per year                  0.55% on first $500 million
 Idaho Fund                                                                                          0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $ 45,069,185       0.50% per year                  0.55% on first $500 million
 Iowa Fund                                                                                           0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $ 17,697,388       0.55% on first $500 million     N/A
 Kansas Fund                                                         0.50% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $435,349,501       0.50% per year                  0.55% on first $500 million
 Minnesota Fund                                                                                      0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year



Delaware-Voyageur Minnesota       DMC             $300,984,781       0.50% per year                  0.50% on first $500 million
 Insured Fund                                                                                        0.475% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

*Investment Managers/Sub-Advisers:
   Delaware Management Company ("DMC")
   Delaware International Advisors Ltd. ("DIAL")
   Lincoln Investment Management, Inc. ("LIM")
   Voyageur Asset Management LLC ("VAM")
   Vantage Global Advisors, Inc. ("VGA")
   Lynch & Mayer, Inc. ("L&M")
   AIB Govett, Inc. ("AIBG")
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.
 ++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.


       SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS AND SUB-ADVISERS


                                    Investment                            Current Management (or         Proposed Management (or
                                    Manager or      Asset Size         Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98       on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------   ------------------------------- -------------------------------
Delaware-Voyageur Tax-Free        DMC             $ 61,384,558       0.40% per year                  0.50% on first $500 million
 Minnesota Intermediate Fund                                                                         0.475% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Delaware-Voyageur Minnesota High  DMC             $ 57,064,481       0.65% per year                  0.55% on first $500 million
 Yield Municipal Bond Fund                                                                           0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Voyageur Minnesota Municipal      DMC             $ 40,237,567       0.40% per year                  N/A
 Income Fund, Inc.***

Voyageur Minnesota Municipal      DMC             $109,015,281       0.40% per year                  N/A
 Income Fund II, Inc.***

Voyageur Minnesota Municipal      DMC             $ 25,839,781       0.40% per year                  N/A
 Income Fund III, Inc.***

Delaware-Voyageur Tax-Free        DMC             $ 56,368,954       0.50% on first $500 million     N/A
 Missouri Insured Fund                                               0.475% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $ 24,083,040       0.55% on first $500 million     N/A
 New Mexico Fund                                                     0.50% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $ 11,675,670       0.50% per year                  0.55% on first $500 million
 New York Fund                                                                                       0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free North  DMC             $ 31,109,297       0.50% per year                  0.50% on next $500 million
 Dakota Fund                                                                                         0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $ 36,669,973       0.50% on first $500 million     N/A
 Oregon Insured Fund                                                 0.475% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

*Investment Managers/Sub-Advisers:
   Delaware Management Company ("DMC")
   Delaware International Advisors Ltd. ("DIAL")
   Lincoln Investment Management, Inc. ("LIM")
   Voyageur Asset Management LLC ("VAM")
   Vantage Global Advisors, Inc. ("VGA")
   Lynch & Mayer, Inc. ("L&M")
   AIB Govett, Inc. ("AIBG")
*** Closed-end fund that does not accept new investments; therefore, there are no breakpoints in the management fees.
 ++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.


       SIMILAR FUNDS MANAGED BY THE INVESTMENT MANAGERS AND SUB-ADVISERS


                                    Investment                            Current Management (or         Proposed Management (or
                                    Manager or      Asset Size         Sub-Advisory) Fee Rate Based    Sub-Advisory) Fee Rate Based
           Fund                    Sub-Adviser*   As of 12/31/98       on Average Daily Net Assets    on Average Daily Net Assets++
------------------------------    -------------   ----------------   ------------------------------- -------------------------------
Delaware-Voyageur Tax-Free        DMC             $ 3,300,312        0.55% on first $500 million     N/A
 Utah Fund                                                           0.50% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $ 4,159,209        0.50% on first $500 million     N/A
 Washington Insured Fund                                             0.475% on next $500 million
                                                                     0.45% on next $1,500 million
                                                                     0.425% on assets in excess of
                                                                     $2,500 million; all per year

Delaware-Voyageur Tax-Free        DMC             $39,897,096        0.50% per year                  0.55% on first $500 million
 Wisconsin Fund                                                                                      0.50% on next $500 million
                                                                                                     0.45% on next $1,500 million
                                                                                                     0.425% on assets in excess of
                                                                                                     $2,500 million; all per year

*Investment Managers/Sub-Advisers:
   Delaware Management Company ("DMC")
   Delaware International Advisors Ltd. ("DIAL")
   Lincoln Investment Management, Inc. ("LIM")
   Voyageur Asset Management LLC ("VAM")
   Vantage Global Advisors, Inc. ("VGA")
   Lynch & Mayer, Inc. ("L&M")
   AIB Govett, Inc. ("AIBG")
 ++ Proposed fee rates reflect increases, decreases or other changes which have been, or will be presented to shareholders in a separate shareholder meeting, and which have not yet taken effect.


                                   EXHIBIT J


                    FORM OF INVESTMENT MANAGEMENT AGREEMENT


AGREEMENT, made by and between [COMPANY], a[    ] ("Fund") on behalf of the
[SERIES] ("Series"), and [MANAGER NAME] , a     ] ("Investment Manager").

                             W I T N E S S E T H:

WHEREAS, the Fund has been organized and operates as an investment company registered under the Investment Company Act of 1940 and is currently comprised of [ ] series, including the Series; as a separate series of the Fund, each series engages in the business of investing and reinvesting its assets in securities; and

WHEREAS, the Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940 and engages in the business of providing investment management services; and

WHEREAS, the Fund, on behalf of the Series, and the Investment Manager desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

    1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of the Series' assets and to administer its affairs, subject to the direction of the Fund's Board of Directors and officers of the Fund for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Series and shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies and shall furnish the Board of Directors of the Fund with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request.

    2. The Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Directors, officers and employees of the Investment Manager may be directors, officers and employees of any of the investment companies within the Delaware Investments family (including the Fund). Directors, officers and employees of the Investment Manager who are directors, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

    In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

    3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to any Sub-Adviser, as defined in Paragraph 5 hereof, or to any other fund for which the Investment Manager or any such Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other fund for which the Investment

    Manager or any such Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds of which the Investment Manager or Sub-Adviser provide investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

    (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Investment Manager may ask the Fund and the Fund, may agree, to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Fund and the Investment Manager have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or any Sub-Adviser, as defined in Paragraph 5 hereof, exercises investment discretion.

    4. As compensation for the services to be rendered to the Fund by the Investment Manager under the provisions of this Agreement, the Fund shall pay to the Investment Manager monthly from the Series' assets, a fee based on the average daily net assets of the Series during the month. Such fee shall be calculated in accordance with the following schedule:



             Monthly           Annual Rate          Average Daily Net Assets
            ---------         -------------        -------------------------




    If this Agreement is terminated prior to the end of any calendar month, the management fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

    5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

    6. The services to be rendered by the Investment Manager to the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    7. The Investment Manager, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

    8. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Fund's investment adviser, other mutual funds as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

    9. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Fund, the Investment Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

    10. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Fund's intention to do so, pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Fund to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

    11. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

    12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested persons"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.


IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the    day of     , 19  .



[MANAGER NAME]                      [COMPANY NAME]
                                      for the [SERIES NAME]
By:_____________________________
Name:___________________________
Title:__________________________
                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________
Attest:_________________________
Name:___________________________
Title:__________________________
                                        Attest:_______________________________
                                        Name:_________________________________
                                        Title:________________________________

                                   EXHIBIT K


                        FORM OF SUB-ADVISORY AGREEMENT


AGREEMENT, made by and between [MANAGER NAME] ("Investment Manager"), and [SUB-ADVISER NAME] ("Sub-Adviser").

                             W I T N E S S E T H:

WHEREAS, [COMPANY NAME], a [    ] ("Fund"), has been organized and operates as
an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and engages in the business of investing and reinvesting its assets in securities; and


WHEREAS, the Investment Manager and the Fund, on behalf of the [Series] ("Series"), have entered into an agreement of even date herewith ("Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Fund on behalf of the Series; and


WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more Sub-Adviser to assist the Investment Manager in providing investment advisory services to the Fund on behalf of the Series; and


WHEREAS, the Investment Manager and the Sub-Adviser are registered Investment Advisers under the Investment Advisers Act of 1940 and engage in the business of providing investment management services.


NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

    1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, to manage the investment and reinvestment of that portion of the Series' assets as the Investment Manager shall designate from time to time, and to furnish the Investment Manager with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to securities in which the Series may invest, subject to the direction of the Board and officers of the Fund for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent of the Fund. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Series with respect to that portion of the Series' assets designated by the Investment Manager, shall effect the purchase and sale of such investments in furtherance of the Series' objectives and policies, and shall furnish the Board of Directors of the Fund with such information and reports regarding its activities as the Investment Manager deems appropriate or as the Directors of the Fund may reasonably request in the performance of its duties and obligations under this Agreement. The Sub-Adviser shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Investment Manager and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the 1940 Act.

    2. Under the terms of the Investment Management Agreement, the Fund shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of stock, including issuance and repurchase of shares; preparation of share certificates;

    reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Without limiting the foregoing, except as the Investment Manager and the Sub-Adviser may agree in writing from time to time, the Sub-Adviser shall have no responsibility for record maintenance and preservation obligations under Section 31 of the 1940 Act.

    Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds which have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Directors, officers and/or employees of the Fund, shall not receive any compensation from the Fund for acting in such dual capacity. In the conduct of the respective business of the parties hereto and in the performance of this Agreement, the Fund, the Investment Manager and the Sub-Adviser may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between and among them.

    3. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers who provide statistical, factual and financial information and services to the Fund, to the Investment Manager, to the Sub-Adviser or to any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Fund or who sell shares of any other Fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the Funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

    (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Fund, the Sub-Adviser may ask the Fund and the Fund may agree, to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where it and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

    4. As compensation for the services to be rendered to the Fund for the benefit of the Series by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser:

    [(The following language is used for funds that do not have an asset-based sub-advisory fee rate:) a monthly fee equal to [ %] of the fees paid to the Investment Manager under the Investment Management Agreement.]

    [(The following language is used for funds that have an asset-based sub-advisory fee rate:) a monthly fee equal to [insert asset-based fee rate]; provided however, that the Sub-Adviser shall waive all or a portion of the fees payable under this Agreement to the extent necessary to bear its proportionate share of any management fee waiver undertaken by the Investment Manager. The amount of such waiver by the Sub-Adviser shall be calculated by multiplying the dollar amount of the management fees waived by the Investment Manager by the percentage that the then-current sub-advisory fee rate represents of the then-current investment management fee rate.]

    If this Agreement is terminated prior to the end of any calendar month, the Sub-Advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

    5. The services to be rendered by the Sub-Adviser to the Fund for the benefit of the Series under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby; provided, however, except for advisory arrangements implemented prior to the date of this Agreement, during the term of this Agreement, the Sub-Adviser, will not, without the written consent of the Investment Manager, which consent will not be unreasonably withheld, render investment company advisory services (or portfolio thereof) which the Investment Manager reasonably determines would be in competition with and which has investment policies similar to those of the Fund.

    6. Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund or to any other investment company, corporation, association, firm or individual.

    The Investment Manager agrees that it shall not use the Sub-Adviser's name or otherwise refer to the Sub-Adviser in any materials distributed to third parties, including the Series' shareholders, without the prior written consent of the Sub-Adviser.

    7. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as Sub-Adviser to the Fund, the Sub-Adviser shall not be subject to liability to the Fund, to the Investment Manager or to any shareholder of the Fund for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

    8. This Agreement shall be executed and become effective as of the date written below if approved by the vote of a majority of the outstanding voting securities of the Series. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Investment Manager or the Fund at any time, without the payment of a penalty, on sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Fund's intention to do so, in the case of the Fund pursuant to action by the Board of Directors of the Fund or pursuant to the vote of a majority of the outstanding voting securities of the Series. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty on sixty days' written notice to the Investment Manager and the Fund of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

    9. This Agreement shall extend to and bind the successors of the parties hereto.

    10. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused their corporate seals to be affixed and duly attested and their presents to be signed by their duly
authorized officers as of the    day of     ,   .

                                      [MANAGER NAME]


                                       By:___________________________________
                                       Name:
                                       Title:


                                       Attest:_______________________________


                                       [SUB-ADVISER NAME]


                                       By:___________________________________
                                       Name:
                                       Title:


                                       Attest:_______________________________


Agreed to and accepted as of the day and year first above written:


                                       [COMPANY NAME]
                                         on behalf of the [SERIES NAME]


                                       By:___________________________________
                                                       Chairman


                                       Attest:_______________________________

                                   EXHIBIT L

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ______________, by and between [name of Delaware business trust], a Delaware business trust ("Fund"), and [name of Maryland corporation/Delaware Group State Tax-Free Income Trust], a [Maryland corporation/Pennsylvania common law trust] ("[Corporation/Trust]") (the Fund and the [Corporation/Trust] are hereinafter collectively referred to as the "parties").

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. Plan of Reorganization.

     (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Corporation/Trust will convey, transfer and deliver to the Fund at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Corporation's/Trust's then-existing assets, the assets belonging to each series of the Corporation/Trust to be conveyed, transferred and delivered to the corresponding series of the Fund. In consideration thereof, the Fund agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Corporation's/Trust's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall in turn include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to each series of the Corporation/Trust to become the obligations and liabilities of the corresponding series of the Fund, and (2) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, $.01 par value, of each of the Fund's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are individually and collectively referred to as "Series of the Fund" and the classes are individually referred to as a "Class of the Fund" and collectively as "Classes of the Fund"), equal in number to the number of full and fractional shares of common stock/beneficial interest, ______ par value, of, respectively, each of the Corporation's/Trust's separate series and the respective classes of those series, all as set forth in the Appendix attached hereto (hereinafter, the series are referred to individually and collectively as "Series of the Corporation/Trust" and the classes are referred to individually as a "Class of the Corporation/Trust" and collectively, as "Classes of the Corporation/Trust") outstanding immediately prior to the Effective Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code").

     (b) In order to effect such delivery, the Fund will establish an open account for each shareholder of each Series of the Corporation/Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of such Series and Class of the Fund equal to the number of full and fractional shares such shareholder holds in the corresponding Series and Class of the Corporation/Trust at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization; fractional shares of each Class of the Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each Class of the Fund shall be deemed to be the same as the net asset value per share of the corresponding Class of the Corporation/Trust at the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Effective Date of the Reorganization. On the Effective Date of the Reorganization, each certificate representing shares of a Series and Class of the Corporation/Trust will represent the same number of shares of the corresponding Series and Class of the Fund. Each shareholder of the Corporation/Trust will have the right to exchange his (her) share certificates for share certificates of the Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Series and Classes of the Fund to the shareholders of record of the Corporation/Trust, the shares of the Series and Classes of the Corporation/Trust held by such shareholder shall be cancelled.

     (c) As soon as practicable after the Effective Date of the Reorganization, the Corporation/Trust shall take all necessary steps under Maryland/Pennsylvania law to effect a complete dissolution of the Corporation/Trust.

     2. Closing and Effective Date of the Reorganization.

     The Closing shall consist of (i) the conveyance, transfer and delivery of the Corporation's/Trust's assets to the Fund, in exchange for the assumption and payment by the Fund of the Corporation's/Trust's liabilities; and (ii) the issuance and delivery of the Fund's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Corporation/Trust at which this Agreement will be considered or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

     3. Conditions Precedent.

     The obligations of the Corporation/Trust and the Fund to effectuate the reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

       (a) Such authority and orders from the Securities and Exchange Commission ("Commission") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

       (b) (i) One or more post-effective amendments to the Corporation's/Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to the Registration Statement as are determined by the Trustees of the Fund to be necessary and appropriate as a result of this Agreement shall have been filed with the Commission; (ii) the Fund shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment to the Registration Statement filed with the Commission relating to the Fund shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding that shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Corporation/Trust to a Delaware business trust shall have been filed with the Commission and the Fund shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

       (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Corporation/Trust, the Fund or the shareholders of the Corporation/Trust or the Fund;

       (d) The Corporation/Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Corporation, to the effect that (i) the Fund is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms; and (iii) the shares of the Fund to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be non-assessable by the Fund;

       (e) The Fund shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that: (i) the Corporation is a corporation duly organized and validly existing under the laws of the

   State of Maryland/the Trust is a business trust organized and subsisting under the laws of the Commonwealth of Pennsylvania; (ii) the Corporation/Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite [corporate] action of the Corporation/Trust and this Agreement has been duly executed and delivered by the Corporation/Trust and is a legal, valid and binding agreement of the Corporation/Trust in accordance with its terms;

       (f) The shares of each Series and Class of the Fund are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of their corresponding Series and Class of the Corporation/Trust are presently eligible for offering to the public so as to permit the issuance and delivery of shares contemplated by this Agreement to be consummated;

       (g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Corporation/Trust at an annual or special meeting or any adjournment thereof;

       (h) The shareholders of the Corporation/Trust shall have voted to direct the Corporation/Trust to vote, and the Corporation/Trust shall have voted, as sole shareholder of the Fund, to:

          (i) Elect as Trustees of the Fund the following individuals: Messrs. Walter P. Babich, Anthony D. Knerr, W. Thacher Longstreth, Charles E. Peck, Wayne A. Stork, Thomas F. Madison, and Jeffrey J. Nick, and Ms. Ann R. Leven;

          (ii) Select Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending [month and day], 1999/2000;

          (iii) (A) With respect to each Series, if at the annual or special meeting specified in paragraph (g) of this Section 3 (or any adjournment thereof) the shareholders of a Series of the Corporation/Trust (x) approve a proposal for a new investment management agreement ("New Investment Management Agreement") between the current investment advisor to the Series (the "Advisor") and the Corporation/Trust on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the New Investment Management Agreement, or (y) do not approve a proposal for a New Investment Management Agreement between the Advisor and the Corporation/Trust on behalf of such Series, approve an investment management agreement between the Advisor and the Fund on behalf of such Series that is substantially identical to the then-current investment management agreement between the Advisor and the Corporation/Trust on behalf of such Series;

     (B) With respect to each Series that is subject to a sub-advisory agreement, if any, if at the annual or special meeting specified in paragraph
(g) of this Section 3 (or any adjournment thereof) the shareholders of such Series of the Corporation/Trust (x) approve a proposal for a new sub-advisory agreement ("New Sub-Advisory Agreement") between the Advisor and the current sub-advisor (the "Sub-Advisor") with respect to the assets of such Series, approve a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the New Sub-Advisory Agreement, or (y) do not approve a proposal for a New Sub-Advisory Agreement between the Advisor and the Sub-Advisor, approve a sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series that is substantially identical to the then-current sub-advisory agreement between the Advisor and the Sub-Advisor with respect to the assets of such Series;

       (i) The Trustees of the Fund shall have taken the following actions at a meeting duly called for such purposes:

       (i) Approval of the investment management agreements and the sub-advisory agreements, if any, described in paragraph (h) of this Section 3 hereof for each Series of the Fund;

       (ii) Approval of a distribution plan, if any, for each Class of each Series of the Fund, as adopted pursuant to Rule 12b-1 under the 1940 Act, that is substantially identical to the then-current distribution plan, if any, as adopted pursuant to Rule 12b-1 under the 1940 Act for each Class of each corresponding Series of the Corporation/Trust;

       (iii) Approval of the assignment of the Corporation's/Trust's Custodian Agreement with The Chase Manhattan Bank to the Fund;

       (iv) Selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending [month and day], 2000;

       (v) Approval of the Fund's Shareholders Services Agreement with Delaware Service Company, Inc.;

       (vi) Approval of the Fund Accounting Agreement with Delaware Service Company, Inc. that covers the funds comprising the Delaware Investments Family of Funds;

       (vii) Approval of the Distribution Agreement between the Fund and Delaware Distributors, L.P. on behalf of the Series and Classes;

       (viii) Authorization of the issuance by the Fund, prior to the Effective Date of the Reorganization, of one share of each Series and Class of the Fund to the Corporation/Trust in consideration for the payment of $10.00 per share for the purpose of enabling the Corporation/Trust to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

       (ix) Submission of the matters referred to in paragraph (h) of this
   Section 3 to the Corporation/Trust as sole shareholder of each Series of the Fund; and

       (x) Authorization of the issuance and delivery by the Fund of shares of each Series and Class of the Fund on the Effective Date of the Reorganization in exchange for the assets of the corresponding Series of the Corporation/Trust pursuant to the terms and provisions of this Agreement.

     At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors/Trustees of the Corporation/Trust if, in the judgment of such Board, such waiver will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Corporation/Trust under this Agreement.

     4. Termination.

     The Board of Directors/Trustees of the Corporation/Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Corporation/Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

     5. Entire Agreement.

     This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

     6. Further Assurances.

     The Corporation/Trust and the Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     7. Counterparts.

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     8. Governing Law.

     This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Maryland/Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the Fund and the Corporation/Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                        [Name of Maryland corporation/
                                        Delaware Group
                                        State Tax-Free Income Trust]
                                        (a Maryland Corporation/Pennsylvania
                                        Common Law Trust)

Attest:

By:_____________________________        By:_____________________________________
   George M. Chamberlain, Jr.                       Jeffrey J. Nick
         Secretary                         President and Chief Executive Officer

                                        [Name of Delaware business trust]
                                        (a Delaware business trust)

Attest:

By:_____________________________        By:_____________________________________
         Eric E. Miller                            Jeffrey J. Nick
        Assistant Secretary                President and Chief Executive Officer

                                   APPENDIX




Series and Classes of [name of Maryland
corporation/Delaware Group State Tax-Free Income Trust]    Corresponding Series and Classes of [name of Delaware business trust]
---------------------------------------------------------  ----------------------------------------------------------------------






                                    EXHIBIT M

                     COMPARISON AND SIGNIFICANT DIFFERENCES
           BETWEEN DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS

           Unless otherwise defined in this Exhibit, capitalized terms have the meanings set forth in Proposal Seven.

                                      Delaware Business Trust                              Maryland Corporation
-------------------    ---------------------------------------------------  --------------------------------------------------------
Governing Documents    -- Created by a governing instrument (which may      -- A corporation's articles of incorporation must be
                       consist of one or more instruments, including an     filed with the State Department of Assessments and
                       agreement and declaration of trust and By-Laws) and  Taxation of the State of Maryland in order to form a
                       a Certificate of Trust, which must be filed with     Maryland corporation.
                       the Delaware Secretary of State. The Delaware
                       Business Trust ("DBT") statutes found at Del. Code.  -- Under Maryland law, the business and articles of
                       Ann. title 12, S.3801, et seq. are referred to in    incorporation and By-Laws (the "charter documents"). A
                       this chart as the "Delaware Act."                    Board of Directors a manages or directs the business and
                                                                            affairs of a Maryland corporation.
                       -- A DBT is an unincorporated association organized
                       under the Delaware Act which operates similar to     -- A Maryland corporation organized as an open-end
                       typical corporation. A DBT's operations are          investment company is subject to the 1940 Act.
                       governed by a trust instrument and By-Laws. The
                       business and affairs of a corporation are governed
                       by its direction of a Board of Trustees.

                       -- DBTs are organized as an open-end investment company subject to the Investment Company Act of 1940, as amended (the "1940 Act"). Shareholders own shares of "beneficial interest" as compared to the shares of "common stock" issued by corporations.
                       There is however, no practical difference between the two types of shares.

                       -- As described in this chart, DBTs are granted a
                       significant amount of organizational and
                       operational flexibility. The Delaware Act makes it
                       easier to obtain needed shareholder approvals, and
                       also permits management of a DBT to take various
                       actions without being required to make state
                       filings or obtain shareholder approval. The
                       Delaware Act also contains favorable limitations on
                       shareholder and Trustee liability, and provides for
                       indemnification out of trust property for any
                       shareholder or Trustee that may be held personally
                       liable for the obligations of a Delaware Trust.
------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES
          BETWEEN DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS


                                       Delaware Business Trust                                   Maryland Corporation
--------------------   ---------------------------------------------------    ---------------------------------------------------
Multiple Series and    -- Under the Delaware Act, a declaration of trust      -- Maryland law permits a corporation to issue one
Classes                may provide for classes, groups or series of Trust     or more classes of stock and, if the stock is
                       may be preempted by the way in which thelaration of    divided into classes, the charter is required to
                       shareholders, having such relative rights, powers      describe each class, including any preferences,
                       and duties as the declaration of trust may provide.    conversion or other rights, voting powers,
                       The series and classes of a DBT may be described in    restrictions, limitations as to dividends,
                       the declaration of trust or in resolutions adopted     qualifications and terms or conditions of
                       by the board of trustees. Neither state filings nor    redemption. The charter documents which describe a
                       shareholder approval is required to create series      new series or classes, or a change to an existing
                       or classes. The New Companies' Agreement and           series or class, are amendments to the fund's
                       Declaration of Trust (the "Declaration of Trust")      charter documents and must be filed with the State
                       permits the creation of multiple series and classes    of Maryland. Although a charter amendment is
                       and establishes the provisions relating to shares.     involved, Maryland law allows a fund's board to
                                                                              exchange, classify, reclassify, cancel any of its
                       -- The Delaware Act explicitly provides for a          issued or unissued stock, or increase or decrease
                       reciprocal limitation of interseries liability. The    the aggregate number of shares of stock without
                       debts, liabilities, obligations and expenses           shareholder approval by filing Articles
                       incurred, contracted for or otherwise existing with    Supplementary in the State of Maryland. Maryland
                       respect to a particular series of a multiple series    law also permits a board to change the preferences,
                       investment company registered under the 1940 Act       conversion and other rights, voting powers,
                       are enforceable only against the assets of such        restrictions, limitation as to dividends,
                       series, and not against the assets of the trust, or    qualifications, and terms and conditions of
                       any other series, generally, provided that: (i) the    redemption of any of its issued or unissued stock
                       governing instrument creates one or more series;       without shareholder approval.
                       (ii) separate and distinct records are maintained
                       for any such series; (iii) the series' assets are      -- Maryland law does not contain specific statutory
                       held and accounted for separately from the trust's     provisions addressing series liability with respect
                       other assets or any series thereof; (iv) notice of     to a multiple series investment company; however,
                       the limitation on liabilities of the series is set     if the stock of a corporation is divided into
                       forth in the certificate of trust; and (v) the         classes, Maryland law requires the corporation's
                       governing instrument so provides. The Declaration      charter documents to set forth any preferences or
                       of Trust for the New Companies provides that each      restrictions relating to such classes. As a result,
                       of its series shall not be charged with the            the Companies' standard charter documents state
                       liabilities of any other series. Further, it states    that the liabilities of any series shall be charged
                       that any general assets or liabilities not readily     only to the assets of that particular series.
                       identifiable as to a particular series will be
                       allocated or charged by the Trustees of the New        -- The Articles of Incorporation and By-Laws of the
                       Companies to and among any one or more series in       Companies are consistent with Maryland law.
                       such manner, and on such basis, as the Trustees
                       deem fair and equitable in their sole discretion.      -- A court applying federal securities law may not
                       As required by the Delaware Act, each New Company's    respect provisions that serve to limit the
                       Certificate of Trust specifically limits the debts,    liability of one series of an investment company's
                       liabilities, obligations and expenses incurred,        shares for the liabilities of another series.
                       contracted for or otherwise existing with respect      Accordingly, provisions relating to series
                       to a particular series of a New Company as             liability contained in a Companies' charter
                       enforceable against the assets of that series of       documents may be preempted by the way in which the
                       the New Company, and not against the assets of the     courts interpret the 1940 Act.
                       New Company generally.

                       -- Use of the DBT structure could potentially provide greater flexibility with respect to a "fund of funds" operating format as compared with the Maryland corporate structure. Under Maryland law, when one series of a fund purchases shares issued by another series of the same fund, the shares of the purchased series are retired. Thus, it is impractical for a fund organized as a Maryland corporation to operate as a fund of funds when one of its underlying funds is a series of the same
                       Maryland corporation. By comparison, under the New
                       Companies' Declaration of Trust, as permitted by Delaware law, shares of a series purchased by another series of the same trust are not similarly retired. Thus, a DBT could potentially issue additional series to operate as separate mutual funds which would serve as underlying investments for the fund of funds series.

                       -- A court applying federal securities law may not
                       respect provisions that serve to limit the
                       liability of one series of an investment company's
                       shares for the liabilities of another series.
                       Accordingly, provisions relating to series
                       liability contained in a Declaration of trust may
                       be preempted by the way in which the courts
                       interpret the 1940 Act.
-----------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES
          BETWEEN DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS

                                             Delaware Business Trust                               Maryland Corporation
-------------------------    -------------------------------------------------    --------------------------------------------------
Shareholder Voting Rights     -- The governing instrument determines              -- The charter of the Companies, consistent with
 and Proxy Requirements       shareholders' rights. The Declaration of Trust      Maryland law, provides that the holder of each
                              for the New Companies provides that shareholders    share of stock of a fund is entitled to one vote
                              of record of each share are entitled to one         for each full share, and a fractional vote for
                              vote for each full share, and a fractional          each fractional share of stock, irrespective of
                              vote for each fractional shares. In                 the series or class. In addition, shareholders are
                              addition, shareholders are not entitled to          not entitled to cumulative voting for electing
                              cumulative voting for electing a trustee(s)         director(s) or for any other matter. The charters
                              or for any other matter. The Declaration of         of the Companies further state that, on any matter
                              Trust further provides that voting by the           submitted to a vote of shareholders, all shares of
                              New Companies will occur separately by              the corporation then issued and outstanding and
                              series, and if applicable, by class, subject        entitled to vote, irrespective of series or class,
                              to: (1) requirements of the 1940 Act where          shall be voted in the aggregate and not by series
                              shares of the Trust must be voted in the            or class except when (1) otherwise expressly
                              aggregate without reference to series or            required by Maryland law; (2) required by the 1940
                              class, and (2) where the matter affects only        Act; and/or (3) the matter does not affect any
                              a particular series or class.                       interest of the particular series or class, then
                                                                                  only shareholders of the affected series or class
                              -- The Delaware Act and By-Laws for the New         shall be entitled to vote thereon, unless
                              Companies also permit the New Companies to          otherwise expressly provided in the corporation's
                              accept proxies by any electronic,                   charter.
                              telephonic, computerized, telecommunications
                              or other reasonable alternative to the              -- Maryland law permits shareholders to vote in
                              execution of a written instrument                   person at the meeting or by proxy through a signed
                              authorizing the proxy to act, provided such         writing. The signature may be achieved through any
                              authorization is received within eleven (11)        reasonable means including facsimile. Although
                              months before the meeting.                          Maryland law permits certain telephone
                                                                                  solicitations, it currently does not provide the
                                                                                  level of flexibility available under the Delaware
                                                                                  Act.
------------------------------------------------------------------------------------------------------------------------------------
Shareholders' Meetings        -- The governing instrument determines              -- Maryland law provides for a special meeting
                              beneficial owners' rights to call meetings.         upon the written request of 25% or more of all
                              The Declaration of Trust for the New                eligible votes, unless the corporate charter or
                              Companies provides that the Board of                By-Laws contain a provision setting a greater or
                              Trustees shall call shareholder meetings for        lesser percentage (but not more than a majority)
                              the purpose of (1) electing trustees, (2)           of votes necessary to call the special meeting.
                              taking action upon matters prescribed by            The Companies' standard By-Laws are more favorable
                              law, the Declaration of Trust or By-Laws, or        to shareholders than Maryland law because they
                              (3) taking action upon any other matter             require a special meeting upon the written request
                              deemed necessary or desirable by the Board          of the holders of at least ten percent (10%) of
                              of Trustees. An annual shareholders' meeting        the capital stock of the corporation entitled to
                              is not required.                                    vote at such meeting. Thus, it is easier for the
                                                                                  shareholders of the Companies to call a special
                                                                                  meeting.

                                                                                  -- Under Maryland law, annual shareholder's
                                                                                  meetings of a registered investment company are
                                                                                  not required if the charter or By-Laws of the
                                                                                  company so provide; however, an annual meeting is
                                                                                  required to be held when the 1940 Act requires the
                                                                                  election of directors to be acted upon by
                                                                                  shareholders. The By-Laws of the Companies are
                                                                                  consistent with Maryland law.
------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES
          BETWEEN DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS

                                             Delaware Business Trust                       Maryland Corporation
--------------------------    ---------------------------------------------   ---------------------------------------------------
Quorum Requirement            -- The Declaration of Trust of the New          -- Maryland law and the By-Laws of the Companies
                              Companies, consistent with the Delaware Act,    provide that the presence in person or by proxy of
                              establishes a quorum when thirty-three and      the holders of record of a majority of the
                              one-third percent (33 1/3%) of the shares       outstanding shares of stock entitled to vote
                              entitled to vote are present in person or by    constitute a quorum.(1) Maryland law provides that
                              proxy. For purposes of determining whether a    abstentions and broker non-votes are included and
                              quorum exists, the Declaration of Trust         treated as votes present at the meeting but are not
                              provides that abstentions and broker            treated as votes cast.
                              non-votes are included and treated as votes
                              present at the shareholders' meeting but are
                              not treated as votes cast.

----------------------------------------------------------------------------------------------------------------------------------
Action Without                -- Delaware law permits the governing           -- Under Maryland law, any action required to be
Shareholders' Meeting         instrument to set forth the procedure           approved at a meeting of the shareholders may also
                              whereby action required to be approved by       be approved by the unanimous written consent of the
                              shareholders at a meeting may be done by        shareholders entitled to vote at such meeting.
                              consent. The Declaration of Trust for the
                              New Companies permits any action required to
                              be approved at a meeting of shareholders to
                              be approved by the unanimous written consent
                              of the shareholders entitled to vote at such
                              meeting.
----------------------------------------------------------------------------------------------------------------------------------
Matters Requiring             -- The Delaware Act affords Trustees the        -- Consistent with Maryland law, the Companies'
Shareholder Approval          ability to easily adapt a DBT to future         Articles of Incorporation require shareholder
                              contingencies. For example, Trustees may be     approval by a majority of all votes entitled to be
                              authorized to incorporate a DBT to merge or     cast to approve the following: (1) amendments or
                              consolidate with another entity, to cause       restatements of the articles; (2) reduction of
                              multiple series of a DBT to become separate     state capital; (3) a consolidation, merger, share
                              trusts, to change the domicile or to            exchange or transfer of assets, including a sale of
                              liquidate a DBT, all without having to          all or substantially all the assets of the
                              obtain a shareholder vote. More importantly,    corporation; (4) distribution in partial
                              in cases where funds are required or do         liquidation; or (5) a voluntary dissolution. Unless
                              elect to seek shareholder approval for          the charter provides for a lesser standard,
                              transactions, the Delaware Act provides         Maryland law by itself requires an affirmative vote
                              great flexibility with respect to the quorum    of two-thirds (2/3) of all votes entitled to be
                              and voting requirements for approval of such    cast when approving these extraordinary corporate
                              transactions.                                   transactions. The Companies' By-Laws provide that a
                                                                              majority of shares voting at the meeting is
                              -- The Declaration of Trust for the New         sufficient to approve other matters properly before
                              Companies, consistent with the Delaware Act,    shareholders except for an election of directors,
                              affords shareholders the power to vote on       which require a plurality.(2)
                              the following matters: (1) the election of
                              trustees (including the filling of any
                              vacancies); (2) as required by the
                              Declaration of Trust, By-Laws, the 1940 Act
                              or registration statement; and (3) other
                              matters deemed by the Board of Trustees to
                              be necessary or desirable.

                              -- The Declaration of Trust provides that when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee(s), unless a different vote is required by the Declaration of Trust, By-Laws or under applicable law.

------------
(1) The Delaware Group Adviser Funds, Inc. provides for a lower quorum standard permitting one-third (1/3) of the issued and outstanding common stock of the Corporation or series or class, as applicable, to establish a quorum.
(2) The Delaware Group Adviser Funds, Inc. By-Laws provide that all elections and issues subject to a meeting of shareholders are decided by a majority of votes cast at such meeting, unless a different vote is required by Maryland law, Articles of
    Incorporation or By-Laws. Based on such By-Laws and Maryland law, the election of directors and other matters properly at a meeting of shareholders (except as noted below) may be decided by a majority of votes cast at the meeting. A different standard exists for certain extraordinary corporate transactions whereby Maryland law requires an affirmative vote of two-thirds (2/3) of all votes entitled to be cast (unless the charter provides a different standard) in order to approve:
    (1) amendments to the charter; (2) reduction of stated capital; (3) consolidation, merger, share exchange or transfer of assets, including a sale of all or substantially all the assets of the corporation; (4) partial liquidation; or (5) a voluntary dissolution. Accordingly, for these extraordinary corporate transactions, Delaware Group Adviser Funds, Inc. is subject to the two-thirds (2/3) shareholder voting requirement found in Maryland law.
-----------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES
          BETWEEN DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS

                                      Delaware Business Trust                                  Maryland Corporation
--------------------   -----------------------------------------------------  -----------------------------------------------------
Amendments to          -- The Delaware Act provides broad flexibility with    -- Under Maryland law, the charter of a Maryland
Governing Documents    respect to amendments of governing documents of a      corporation may be amended only (i) upon adoption of
                       DBT. The New Companies' Declaration of Trust states    a resolution by the Directors which sets forth the
                       that, if shares have been issued, shareholder          proposed amendments; and (ii) approval of the
                       approval to adopt amendments to the Declaration of     proposed amendment by the holders of a majority of
                       Trust is only required if such adoption would          the corporation's outstanding shares entitled to
                       adversely affect to a material degree the rights       vote. Maryland law does, however, permit investment
                       and preferences of the shares of any series (or        companies to amend their charter documents without
                       class) already issued. Before adopting any             shareholder approval in order to create additional
                       amendment to the Declaration of Trust relating to      series or classes of shares, increase or decrease the
                       shares without shareholder approval, the Trustees      aggregate number of shares of stock that the
                       are required to determine that the amendment is:       corporation has authority to issue, or reflect
                       (i) consistent with the fair and equitable             changes in the names of the corporation, its series
                       treatment of all shareholders, and (ii) shareholder    or classes. The Companies' charter documents are
                       approval is not required by the 1940 Act or other      consistent with Maryland law. Because shareholder
                       applicable law.                                        approval is required for most other amendments to
                                                                              charter documents, Maryland law is more restrictive
                       -- The New Companies' By-Laws may be adopted,          than the Delaware Act.
                       amended or repealed by the Board of Trustees.
                                                                              -- The By-Laws of a Maryland corporation may also be
                                                                              amended. Maryland law provides that, after the
                                                                              organizational meeting of the board of directors, the
                                                                              power to adopt, alter or repeal the By-Laws is vested
                                                                              in the shareholders, except to the extent that the
                                                                              charter or By-Laws vest such power in the board of
                                                                              directors. Consistent with Maryland law, the
                                                                              Companies' By-Laws provide that they may be amended,
                                                                              altered or repealed by the affirmative vote of the
                                                                              holders of a majority of shares entitled to vote
                                                                              thereon, or by a majority of the Board of Directors,
                                                                              as the case may be.
-----------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES
          BETWEEN DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS




                                    Delaware Business Trust                                 Maryland Corporation
------------           --------------------------------------------------      ----------------------------------------------------
Record Date            -- The Delaware Act permits a governing instrument      -- Maryland law contains provisions by which a
                       to contain provisions that provide for the              corporation may determine which shareholders are
                       establishment of record dates for determining           entitled to notice of a meeting, to vote at a
                       voting rights.                                          meeting, or to any other rights. The Maryland law
                                                                               requires that the record date be not more than
                       -- The Declaration of Trust for the New Companies       ninety (90) days and not less than ten (10) days
                       provides that the Board of Trustees may fix in          before the date on which the action requiring
                       advance a record date which shall not be more than      determination will be taken. If a Maryland
                       one hundred eighty (180) days, nor less than seven      corporation does not set a record date, Maryland law
                       (7) days, before the date of any such meeting. The      requires that the date be the later of: (1) thirty
                       Declaration of Trust for the New Companies also         (30) days before the meeting or (2) the close of
                       establishes procedures by which a record date can       business on the day the notice was mailed.
                       be set if the Board fails to establish a record         Consistent with Maryland law, the Companies' By-Laws
                       date in accordance with the above procedures. In        allow the corporation to close the transfer books
                       such situations, the record date for determining        twenty (20) days before a meeting or set a date not
                       which shareholders are entitled to notice of or to      more than ninety (90) days before a meeting for
                       vote at any meeting, is set at the close of             determining such rights.
                       business on the first business day that precedes
                       the day on which notice is given or, if notice is
                       waived, at the close of business on the business
                       day which is five (5) days next preceding the day
                       on which the meeting is held. The Declaration of
                       Trust provides that the record date for determining
                       shareholders entitled to give consent to action in
                       writing without a meeting is determined in the
                       following manner; (i) when the Board of Trustees
                       has not taken prior action, the record date will be
                       set on the day on which the first written consent
                       is given; or (ii) when the Board of Trustees has
                       taken prior action, the record date will be set at
                       the close of business on the day on which the Board
                       of Trustees adopt the resolution relating to that
                       action or the seventy-fifth (75th) day before the
                       date of such other action, whichever is later.

                       -- The By-Laws for the New Companies provide that
                       all notices of shareholder meetings shall be sent
                       or otherwise given to shareholders not less than
                       seven (7) or more than ninety-three (93) days
                       before the date of the meeting.(3)
------------

(3) Pursuant to the By-Laws of the New Companies, regular meetings of the Board of Trustees may be held without notice. Special meetings of the Board of Trustees require at least seven (7) days notice, if given by United States mail, and at least forty-eight (48) hours notice, if notice is delivered personally, by telephone, by courier, to the telegraph company, or by express mail, facsimile, electronic mail or similar service.
-----------------------------------------------------------------------------------------------------------------------------------

                     COMPARISON AND SIGNIFICANT DIFFERENCES
          BETWEEN DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS

                                         Delaware Business Trust                              Maryland Corporation
--------------------     --------------------------------------------------    -----------------------------------------------------
Removal of               -- The Delaware Act is silent with respect to the     -- Under Maryland law, shareholders may remove
Directors/Trustees       removal of Trustees. However, the Declaration of      a director with or without cause. Unless the
                         Trust states that the Board of Trustees, by action    charter provides otherwise, Maryland law requires
                         of a majority of the then Trustees at a duly          the affirmative vote of a majority of all votes
                         constituted meeting, may fill vacancies in the        entitled to be cast for the election of directors to
                         Board of Trustees or remove Trustees with or          remove a director. Unless the charter provides
                         without cause.                                        otherwise, if a class or series is entitled to elect
                                                                               one or more directors separately, such director
                                                                               may not be removed without cause except by the
                                                                               affirmative vote of a majority of all the votes of
                                                                               that series or class. The Companies' Articles of
                                                                               Incorporation and By-Laws (except for one) are
                                                                               silent regarding the removal of directors.(4)
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Rights of    -- The Delaware Act sets forth the rights of          -- Maryland law provides that during usual
Inspection               shareholders to gain access to and receive copies     business hours a shareholder may inspect and copy
                         of certain Trust documents and records. This right    the following corporate documents: By-Laws;
                         is qualified by the extent otherwise provided in the  minutes of shareholders' meetings; annual
                         governing instrument of the Trust as well as a        statements of affairs; and voting trust agreements.
                         reasonable demand standard related to the             Moreover, one or more persons who together are,
                         shareholder's interest as an owner of the DBT.        and for at least six months have been,
                                                                               shareholders of record of at least five percent of
                         -- Consistent with Delaware law, the By-Laws of       the outstanding stock of any class are entitled to
                         the New Companies provide that at reasonable          inspect and copy the corporation's books of
                         times during office hours, a shareholder may          account and stock ledger and to review a
                         inspect the share registry and By-Laws. The           statement of affairs and a list of shareholders.
                         By-Laws further permit at any reasonable time
                         during usual business hours for a purpose
                         reasonably related to the shareholder's interests,
                         that a shareholder inspect and copy accounting
                         books and records and minutes of proceedings of
                         the shareholders and the Board of Trustees and
                         any committee or committees of the Board of
                         Trustees.
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Other      -- The Delaware Act does not contain any              -- Maryland law allows the payment of a
Distributions            statutory limitations on the payment of dividends     dividend or other distribution unless, after giving
                         and other distributions.                              effect to the dividend or other distribution, (1) the
                                                                               corporation would not be able to pay its debts as
                         -- The New Companies' By-Laws specify that the        they become due in the usual course of business
                         declaration of dividends is subject to the            or (2) the corporation's total assets would be less
                         Declaration of Trust and applicable law. In           than the corporation's total liabilities plus (unless
                         addition, the By-Laws provide that prior to           the corporation's charter provides otherwise) the
                         payment of dividends, the New Companies may           amount that would be needed, if the corporation
                         set aside a reserve(s) to meet contingencies,         were to be dissolved at the time of the
                         equalizing dividends, repairing or maintaining        distribution, to satisfy the preferential rights upon
                         property or for other purposes deemed by the          dissolution of shareholders whose preferential
                         Trustees to be in the best interest of the Company.   rights upon dissolution are superior to those
                                                                               receiving the distribution.

                                                                               -- The Companies' By-Laws provide that prior to
                                                                               payment of dividends, the Companies may set
                                                                               aside a reserve to meet contingencies, equalizing
                                                                               dividends, repairing, or maintaining property or for
                                                                               other purposes deemed by the directors to be in
                                                                               the best interest of the Company.

------------

(4) The By-Laws of the Delaware Group Adviser Funds, Inc. provide for the removal of a director by two-thirds (2/3) of the record holders of the corporation's common stock of all series. Removal may be achieved either by a declaration in writing filed with the corporation's secretary or by votes cast in person or by proxy at a meeting called for the purpose. The By-Laws further state that a meeting of stockholders is to be called for the purpose of removal of a director when requested in writing by stockholders of ten percent or more of the corporation's common stock of all series.
------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES
          BETWEEN DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS

                                              Delaware Business Trust                           Maryland Corporation
-------------------------      ---------------------------------------------  --------------------------------------------------
Shareholder/ Beneficial        -- Personal liability is limited by the        -- As a general matter, the shareholders of a
Owner Liability                Delaware Act to the amount of investment in    Maryland corporation are not personally liable for
                               the trust and may be further limited or        the obligations of the corporation. Under Maryland
                               restricted by the governing instrument.        law, a shareholder of a Maryland corporation may,
                                                                              however, be liable in the amount of any
                               -- Consistent with Delaware law, the           distribution he or she accepts knowing that the
                               Declaration of Trust for the New Companies     distribution was made in violation of the
                               provides that the DBT, its trustees,           corporation's charter or Maryland law. The charter
                               officers, employees, and agents do not have    for the Companies is consistent with Maryland
                               the power to personally bind a shareholder.    law.
                               Shareholders of the DBT are entitled to the
                               same limitation of personal liability
                               extended to stockholders of a private
                               corporation organized for profit under the
                               general corporation law of the State of
                               Delaware.
-----------------------------------------------------------------------------------------------------------------------------------
Director/ Trustee Liability    -- Subject to the declaration of trust, the    -- Maryland law requires a director to perform his
                               Delaware Act provides that a trustee, when     or her duties in good faith, in a manner he or she
                               acting in such capacity, may not be held       reasonably believes to be in the best interests of
                               personally liable to any person other than     the corporation and with the care that an ordinarily
                               the DBT or a beneficial owner for any act,     prudent person in a like position would use under
                               omission or obligation of the DBT or any       similar circumstances. A director who performs his
                               trustee. A trustee's duties and liabilities    or her duties in accordance with this standard has
                               to the DBT and its beneficial owners may be    no liability by reason of being or having been a
                               expanded or restricted by the provisions of    director. If it is established that a director did no
                               the declaration of trust.                      meet the foregoing standard, the director, for
                                                                              example, may be personally liable to the
                               -- The Declaration of Trust for the New        corporation for (i) voting or assenting to a
                               Companies provides that the Trustees shall     distribution of assets to shareholders which is in
                               not be liable or responsible in any event      violation of either the Companies' charter
                               for any neglect or wrongdoing of any           documents or Maryland law; and (ii) voting or
                               officer, agent, employee, manager or           assenting to a repurchase of the corporation's
                               principal underwriter of the New Companies,    shares in violation of Maryland law. Maryland law
                               nor shall any Trustee be responsible for       as well as the applicable Company's charter
                               the act or omission of any other Trustee.      document prohibit limiting a director's liability if
                               In addition, the Declaration of Trust also     said director would otherwise be subject by reason
                               provides that the Trustees acting in their     of willful misfeasance, bad faith, gross negligence
                               capacity as Trustees, shall not be             or reckless disregard of one's duties.
                               personally liable for acts done by or on
                               behalf of the New Company.                     -- Seven of the Companies' charter documents do
                                                                              not contain provisions regarding director
                                                                              liability.(5) The other remaining Companies that have
                                                                              this liability provision state that to the fullest
                                                                              extent that liability is limited under Maryland law,
                                                                              no director or officer will be liable to the
                                                                              corporation or its shareholders for damages.

------------

(5) These seven Companies include: Delaware Group Equity Funds I, Equity Funds II, Equity Funds III, Equity Funds V, Government
    Funds, Income Funds and Tax-Free Fund.
------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES
          BETWEEN DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS

                                   Delaware Business Trust                                 Maryland Corporation
----------------   ---------------------------------------------------     ----------------------------------------------------
Indemnification    -- The Delaware Act permits a DBT to indemnify          -- Under Maryland law, a director or officer who
                   and hold harmless any trustee, beneficial owner or      is threatened or made a party to a proceeding, may
                   agent from and against any and all claims and           be indemnified against judgments, penalties, fines,
                   demands. Consistent with the Delaware Act, both         settlements and reasonable expenses actually
                   the Declaration of Trust and By-Laws for the New        incurred by the director in connection with the
                   Companies provides for the indemnification of           proceeding. Indemnification will not be permitted
                   officers and trustees from and against any and all      if the act or omissions of the Director or officer:
                   claims and demands arising out of or related to the     (1) was material to the matter giving rise to the
                   performance of duties as an officer or Trustee. The     proceeding and was committed in bad faith or the
                   New Companies will not indemnify, hold harmless         result of active and deliberate dishonesty; (2)
                   or relieve from liability trustees or officers for      resulted in an improper benefit to the individual;
                   those acts or omissions for which they                  or (3) was committed when the director or officer
                   misfeasance, bad faith, gross negligence or             had reasonable cause to believe that the act or
                   reckless disregard of their duties. In addition, the    omission was unlawful.
                   New Companies' By-Laws provide that a trustee is
                   not entitled to indemnification from liability: (i)
                   with respect to any claim, issue or matter as to
                   which such trustee shall have been adjudged to be
                   liable in the performance of his or her duty to the
                   Company, unless the court in which that action
                   was brought shall determine that the trustee is
                   fairly and reasonably entitled to indemnity; or (ii)
                   with respect to any claim, issue or matter as to
                   which the trustee shall have been adjudged to be
                   liable on the basis that personal benefit was
                   improperly received by the trustee, whether or not
                   the benefit resulted from an action taken in the
                   trustee's official capacity; or (iii) with respect to
                   amounts paid in settling or otherwise disposing of
                   a threatened or pending action with or without
                   court approval, or of expenses incurred in
                   defending a threatened or pending action which
                   settled or was otherwise disposed of without court
                   approval, unless the Company's Board of Trustees
                   has found that the trustee has acted in accordance
                   with the appropriate standard of conduct.

                   -- The Declaration of Trust also provides that any
                   shareholder or former shareholder that is exposed
                   to liability by reason of a claim or demand related
                   to having been a shareholder, and not because of
                   his or her acts or omissions, shall be entitled or
                   beheld harmless and indemnified out of the assets
                   of the DBT.
----------------------------------------------------------------------------------------------------------------------------------
Insurance          -- The Delaware Act does not contain a provision        -- Under Maryland Law, a corporation may
                   specifically related to insurance. Each New             purchase insurance on behalf of any director,
                   Company's Declarations of Trust provides that the       officer or employee against any liability asserted
                   Trustees shall be entitled and have the authority to    against and incurred by such person in any such
                   purchase with Company assets insurance for              capacity or arising out of such person's position,
                   liability and for all expenses reasonably incurred      whether or not the corporation would have the
                   or paid or expected to be paid by a Trustee or          power to indemnify such person against such
                   officer in connection with any claim, or                liability. Under Maryland law, insurance also may
                   proceeding in which he or she becomes involved          be purchased under the corporate By-Laws on
                   by virtue of his or her capacity (or former             behalf of agents of a fund. The Companies'
                   capacity) with the Company. The By-Laws of the          By-Laws are silent with respect to this issue.
                   New Companies permit such insurance coverage
                   to extend to employees and other agents of the
                   Company.
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT N

                    COMPARISON AND SIGNIFICANT DIFFERENCES
      BETWEEN DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS

       Unless otherwise defined in this Exhibit, capitalized terms have the meanings set forth in Proposal Seven.




                                       Delaware Business Trust                           Pennsylvania Common Law Trust
----------------------- -----------------------------------------------------   ----------------------------------------------------
Governing Documents     -- Created by a governing instrument (which may         -- The Delaware Group State Tax-Free Income
                        consist of one or more instruments, including an        Trust (the "Company") was created by a
                        agreement and declaration of trust and By-Laws)         declaration of trust ("Declaration of Trust"). The
                        and a Certificate of Trust, which must be filed         laws and statutes of the Commonwealth of
                        with the Delaware Secretary of State. The               Pennsylvania are silent regarding the creation and
                        Delaware Business Trust ("DBT") statutes found          operation of the Company. Accordingly, the
                        at Del. Code. Ann. title 12, Section.3801, et seq.      Company was created and operates in accordance
                        are referred to in this chart as the "Delaware Act."    with the common law of the state. As a common
                                                                                law trust, the Company is not subject to any filin
                        -- A DBT is an unincorporated association               requirements as is the case with DBTs in
                        organized under the Delaware Act which operates         Delaware.
                        similar to a typical corporation. A DBT's
                        operations are governed by a trust instrument and       -- The Company is a revocable common law trust
                        By-Laws. The business and affairs of a DBT are          with shareholders permitted to revoke or redeem
                        managed by or under the direction of a Board of         their interests consistent with its Declaration of
                        Trustees.                                               Trust. The Company is governed by its
                                                                                Declaration of Trust and Procedural Guidelines
                        -- DBTs are organized as an open-end investment         (functional equivalent of By-Laws). The business
                        company subject to the Investment Company Act           and affairs of the Trust are managed by and under
                        of 1940, as amended (the "1940 Act").                   the direction of a Board of Trustees.
                        Shareholders own shares of "beneficial interest" as
                        compared to the shares of "common stock" issued         -- The Company is organized as an open-end
                        by corporations. There is however, no practical         investment company subject to the 1940 Act.
                        difference between the two types of shares.             Shareholders own shares of "beneficial interest" as
                                                                                compared to the shares of "common stock" issued
                        -- As described in this chart, DBTs are granted a       by corporations. There is however, no practical
                        significant amount of organizational and                difference between the two types of shares.
                        operational flexibility. The Delaware Act makes it
                        easier to obtain needed shareholder approvals, and      -- As described in this chart, the Company is
                        also permits management of a DBT to take                granted a significant amount of organizational and
                        various actions without being required to make          operational flexibility. Pennsylvania law makes it
                        state filings or obtain shareholder approval. The       easier to obtain needed shareholder approvals for
                        Delaware Act also contains favorable limitations        corporate actions, and also permits management of
                        on shareholder and Trustee liability, and provides      the Company to take various actions without being
                        for indemnification out of trust property for any       required to make state filings or obtain shareholder
                        shareholder or Trustee that may be held personally      approval. The Company also contains favorable
                        liable for the obligations of a DBT.                    limitations on shareholder and Trustee liability,
                                                                                and provides for indemnification out of trust
                                                                                property for any shareholder or Trustee that may
                                                                                be held personally liable for the obligations of the
                                                                                Company.

------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES

      BETWEEN DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS

                                       Delaware Business Trust                            Pennsylvania Common Law Trust
----------------------- -----------------------------------------------------   ----------------------------------------------------
Multiple Series
  and Classes            -- Under the Delaware Act, a declaration of trust        -- The Declaration of Trust provides that the
                         may provide for classes, groups or series of             beneficial interest of the Company is divided
                         shares, or classes, groups or series of                  into an unlimited number of transferable
                         shareholders, having such relative rights, powers        beneficial shares. The Trustees are authorized
                         and duties as the declaration of trust may               to divide the beneficial shares into separate
                         provide. The series and classes of a DBT may be          series and the series into separate classes or
                         described in the declaration of trust or in              sub-series of beneficial shares without making
                         resolutions adopted by the board of trustees.            state filings or obtaining shareholder approval
                         Neither state filings nor shareholder approval is        subject to applicable rules, regulations or
                         required to create series or classes. The New            orders of the U.S. Securities and Exchange
                         Company's Agreement and Declaration of Trust (the        Commission ("SEC") or other applicable laws or
                         "Declaration of Trust") permits the creation of          regulations. The Declaration of Trust further
                         multiple series and classes and establishes the          provides that such series and classes shall have
                         provisions relating to shares.                           such preferences, conversion or other rights,
                                                                                  voting powers, restrictions, limitations as to
                         -- The Delaware Act explicitly provides for a            dividends, qualifications, terms and conditions
                         reciprocal limitation of interseries liability.          of redemption and other characteristics as the
                         The debts, liabilities, obligations and expenses         Trustees may determine, provided that they are
                         incurred, contracted for or otherwise existing           consistent with the Declaration of Trust.
                         with respect to a particular series of a multiple
                         series investment company registered under the           -- The Company documents do not contain
                         1940 Act are enforceable only against the assets         provisions that specifically provide that each
                         of such series, and not against the assets of the        series of the Company shall not be charged with
                         trust, or any other series, generally, provided          the liabilities of another series of the Company
                         that: (i) the governing instrument creates one or        or the liabilities of the Company in general;
                         more series; (ii) separate and distinct records          however, as stated above, the Company's
                         are maintained for any such series; (iii) the            Declaration of Trust provides that the Trustees
                         series' assets are held and accounted for                may determine what preferences, restrictions or
                         separately from the trust's other assets or any          other characteristics series and classes of the
                         series thereof; (iv) notice of the limitation on         Company may have. Therefore, it is possible that
                         liabilities of the series is set forth in the            the trustees could amend the Company's
                         certificate of trust; and (v) the governing              Declaration of Trust so that it would explicitly
                         instrument so provides.                                  provide that the debts, liabilities, obligations
                                                                                  and expenses incurred or contracted for with
                         -- The Declaration of Trust for the New Company          respect to a particular series would be
                         provides that each of its series shall not be            enforceable only against the assets of that
                         charged with the liabilities of any other series.        series and not the general assets, if any, of
                         Further, it states that any general assets or            the Company or any other series of the Company.
                         liabilities not readily identifiable as to a
                         particular series will be allocated or charged by
                         the Trustees of the New Company to and among any
                         one or more series in such manner, and on such
                         basis, as the Trustees deem fair and equitable in
                         their sole discretion. As required by the Delaware
                         Act, the New Company's Certificate of Trust
                         specifically limits the debts, liabilities,
                         obligations and expenses incurred, contracted for
                         or otherwise existing with respect to a particular
                         series of the New Company as enforceable against
                         the assets of that series of the New Company, and
                         not against the assets of the New Company
                         generally. -- A court applying federal securities
                         law may not respect provisions that serve to limit
                         the liability of one series of an investment
                         company's shares for the liabilities of another
                         series. Accordingly, provisions relating to series
                         liability contained in a Declaration of Trust may
                         be preempted by the way in which the courts
                         interpret the 1940 Act.
------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES

      BETWEEN DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS


                                       Delaware Business Trust                            Pennsylvania Common Law Trust
--------------------------- -----------------------------------------------------   --------------------------------------------
Shareholder Voting Rights    -- The governing instrument determines                  -- The Declaration of Trust provides that
 and Proxy Requirements      shareholders' rights. The Declaration of Trust for      each whole beneficial share is entitled to
                             the New Company provides that shareholders of           one vote regarding matters in which it is
                             record of each share are entitled to one vote for       entitled to vote and a fractional vote for
                             each full share, and a fractional vote for each         each fractional share. In addition,
                             fractional shares. In addition, shareholders are not    shareholders are not entitled to cumulative
                             entitled to cumulative voting for electing a            voting for electing a trustee(s). The
                             trustee(s) or for any other matter. The Declaration     Declaration of Trust calls for class voting
                             of Trust further provides that voting by the New        in certain limited circumstances.
                             Company will occur separately by series, and if         Specifically, with respect to any matter
                             applicable, by class, subject to: (1) requirements of   relating to or arising from the distribution
                             the 1940 Act where shares of the Trust must be          plan of a particular class, only the shares
                             voted in the aggregate without reference to series      of that particular class are entitled to
                             or class, and (2) where the matter affects only a       vote. Likewise, shares of a particular class
                             particular series or class.                             are not entitled to vote upon or with respect
                                                                                     to any matter relating to or arising from any
                             -- The Delaware Act and By-Laws for the New             distribution plan relating to any other
                             Company also permits the New Company to                 class.
                             accept proxies by any electronic, telephonic,
                             computerized, telecommunications or other               -- The Declaration of Trust allows for in
                             reasonable alternative to the execution of a written    person and proxy voting. Accordingly, the
                             instrument authorizing the proxy to act, provided       Company's Procedural Guidelines permit the
                             such authorization is received within eleven (11)       Company to accept proxies and votes by
                             months before the meeting.                              various means, including telegram, telex,
                                                                                     cablegram or datagram or facsimile or other
                                                                                     similar reproduction, in addition to a signed
                                                                                     written instrument.
------------------------------------------------------------------------------------------------------------------------------------

Shareholders' Meetings       -- Delaware law permits special shareholder meetings    -- The Company's Declaration of Trust provides
                             to be called for any purpose. However, the              that the trustees of the Company are required
                             Declaration of Trust for the New Company provides       to call a meeting of the shareholders upon the
                             that the Board of Trustees shall call shareholder       written request of shareholders owning at
                             meetings for the purpose of (1) electing trustees,      least twenty percent (20%) of the outstanding
                             (2) taking action upon matters prescribed by law,       shares that are entitled to vote. The
                             the Declaration of Trust or By-Laws, or (3) for         Declaration of Trust and Procedural Guidelines
                             taking action upon any other matter deemed necessary    do not require an annual shareholders
                             or desirable by the Board of Trustees. The By-Laws      meeting.
                             further provide that a shareholder meeting may be
                             called at any time by the Board of Trustees, by the
                             Chairperson of the Board, or by the President or any
                             Vice President or the Secretary and any two (2)
                             Trustees. An annual shareholders' meeting is not
                             required by Delaware law, the Declaration of Trust
                             or By-Laws.

------------------------------------------------------------------------------------------------------------------------------------
Quorum Requirements          -- The Declaration of Trust of the New Company,         -- The Company's Declaration of Trust provides
                             consistent with the Delaware Act, establishes a        that a majority of the shares of the Company
                             quorum when thirty-three and one-third percent         that are outstanding and entitled to vote
                             (331/3%) of the shares entitled to vote are present    constitutes a quorum.
                             in person or by proxy. For purposes of determining
                             whether a quorum exists, the Declaration of Trust
                             provides that abstentions and broker non-votes are
                             included and treated as votes present at the
                             shareholders' meeting but are not treated as votes
                             cast.
------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES

      BETWEEN DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS

                                       Delaware Business Trust                              Pennsylvania Common Law Trust
-----------------------    -----------------------------------------------------    ------------------------------------------------
Action Without            -- Delaware law permits the governing instrument           -- The Company's Declaration of Trust and
 Shareholders' Meeting    to set forth the procedure whereby action required         Procedural Guidelines do not conatain any
                          to be approved by shareholders at a meeting may            provisions that authorize the shareholders of
                          be done by consent. The Declaration of Trust for           the Trust to take action without a meeting.(1)
                          the New Company allows an action to be taken
                          absent a shareholder meeting if the shareholders
                          having not less than the minimum number of votes
                          that would be necessary to authorize or take that
                          action at a meeting at which all shares entitled to
                          vote on the matter were present and voted, consent
                          to be the action in writing.
------------------------------------------------------------------------------------------------------------------------------------
Matters Requiring
  Shareholder Approval    -- The Delaware Act affords Trustees the ability to        -- The Declaration of Trust provides
                          easily adapt a DBT to future contingencies. For example,   shareholders of the Company with the right to
                          Trustees may be authorized to incorporate a DBT, to        vote: (i) for the election of trustees; (ii)
                          merge or consolidate with another entity, to cause         approval of any investment adviser to the
                          multiple series of a DBT to become separate trusts, to     Fund; (iii) additional matters relating to
                          change the domicile or to liquidate a DBT, all without     the Company as may be required or authorized
                          having to obtain a shareholder vote. More importantly,     by law, or the Procedural Guidelines, or any
                          in cases where funds are required or do elect to seek      registration of the Company with the SEC or
                          shareholder approval for transactions, the Delaware Act    any state; and (iv) on such other matters
                          provides great flexibility with respect to the quorum      that the trustees may consider desirable.
                          and voting requirements for approval of such
                          transactions.                                              -- Subject to applicable legal and regulatory
                                                                                     requirements and/or the Company's documents,
                          -- The Declaration of Trust for the New Company,           the Declaration of Trust further provides
                          consistent with the Delaware Act, affords shareholders     that a majority of the beneficial shares
                          the power to vote on the following matters: (1) the        voted shall decide any question and a
                          election of trustees (including the filling of any         plurality shall elect a trustee, subject to
                          vacancies); (2) as required by the Declaration of Trust,   establishing a quorum for the meeting.
                          By-Laws, the 1940 Act or registration statement; and (3)
                          other matters deemed by the Board of Trustees to be
                          necessary or desirable.

                          -- The Declaration of Trust further provides that when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee(s), unless a different vote is required by the Declaration of Trust, By-Laws or under applicable law.

------------------------------------------------------------------------------------------------------------------------------------
Amendments to Governing   -- The Delaware Act provides broad flexibility with         --Trustees may amend the Declaration of Trust
 Documents                respect to amendments of governing documents of a DBT.      without shareholder approval except for those
                          The New Company's Declaration of Trust states that, if      provisions of the Declaration of Trust that
                          shares have been issued, shareholder approval to adopt      contain fundamental investment restrictions
                          amendments to the Declaration of Trust is only required     that require a "vote of a majority of the
                          if such adoption would adversely affect to a material       outstanding voting securities" consistent
                          degree the rights and preferences of the shares of any      with the 1940 Act.
                          series (or class) already issued. Before adopting any
                          amendment to the Declaration of Trust relating to share
                          without shareholder approval, the Trustees are required
                          to determine that the amendment is: (i) consistent with
                          the fair and equitable treatment of all shareholders,
                          and (ii) shareholder approval is not required by the
                          1940 Act or other applicable law.

                          -- The New Company's By-Laws may be adopted, amended or repealed by the Board of Trustees.

------------
(1) The Company's Declaration of Trust allows the Trustees to take action without a meeting of uncommon written consent. Such consent must be filed with the minutes of the proceedings of the Board of Trustees or the particular committee, as applicable
------------------------------------------------------------------------------------------------------------------------------------

                                      N-4

                    COMPARISON AND SIGNIFICANT DIFFERENCES

      BETWEEN DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS

                                    Delaware Business Trust                            Pennsylvania Common Law Trust
--------------------- -----------------------------------------------------     ----------------------------------------------------
Record Date/Notice    -- Delaware law permits a governing instrument            -- The Declaration of Trust sets forth the
                      to contain provisions that provide for the                procedure by which the Company may determine
                      establishment of record dates for determining             which shareholders are entitled to notice of a
                      voting rights.                                            meeting, to vote at a meeting or certain other
                                                                                rights.
                      -- The Declaration of Trust for the New Company
                      provides that the Board of Trustees may fix in            -- The Company's Declaration of Trust provides
                      advance a record date which shall not be more             that the record date for determining which
                      than one hundred eighty (180) days, nor less than         shareholders are entitled to notice of a
                      seven (7) days, before the date of any such               shareholders' meeting or to vote at a shareholders'
                      meeting. The Declaration of Trust for the New             meeting may be set at any time from the ninetieth
                      Company also establishes procedures by which a            day (90th day) before the meeting up to the day
                      record date can be set if the Board fails to              before the meeting.
                      establish a record date in accordance with the
                      above procedures. In such situations, the record          -- The Company's Declaration of Trust further
                      date for determining which shareholders are               provides that beneficial owners of the Trust are
                      entitled to notice of or to vote at any meeting, is       entitled to at least ten (10) days' notice of a
                      set at the close of business on the first business        meeting.
                      day that precedes the day on which notice is given
                      or, if notice is waived, at the close of business on
                      the business day which is five (5) days next
                      preceding the day on which the meeting is held.
                      The Declaration of Trust provides that the record
                      date for determining shareholders entitled to give
                      consent to action in writing without a meeting is
                      determined in the following manner: (i) when the
                      Board of Trustees has not taken prior action, the
                      record date will be set on the day on which the
                      first written consent is given; or (ii) when the
                      Board of Trustees has taken prior action, the
                      record date will be set at the close of business on
                      the day on which the Board of Trustees adopt the
                      resolution relating to that action or the
                      seventy-fifth (75th) day before the date of such
                      other action, whichever is later.

                      -- The By-Laws for the New Company provides
                      that all notices of shareholder meetings shall be
                      sent or otherwise given to shareholders not less
                      than seven (7) or more than ninety-three (93) days
                      before the date of the meeting.(2)
------------------------------------------------------------------------------------------------------------------------------------
Removal of            -- The Delaware Act is silent with respect to the         -- The Company's Declaration of Trust provides that
 Directors/           removal of Trustees. However, the Declaration of          a Trustee may be removed by a written instrument
 Trustees             Trust states that the Board of Trustees, by action        signed by at least two-thirds (2/3) of the number
                      of a majority of the then Trustees at a duly              of Trustees prior to such removal, specifying the
                      constituted meeting, may fill vacancies in the Board      date when such removal shall become effective.
                      of Trustees or remove Trustees with or without
                      cause.
------------
  (2) Pursuant to the By-Laws of the New Company, regular meetings of the Board of Trustees may be held without notice. Special meetings of the Board of Trustees require at least seven (7) days notice, if given by United States mail, and at least forty-eight (48) hours notice, if notice is deliverd personally, by telephone, by courier, to the telegraph company, or by express mail, facsimile, electronic mail or similar service.
------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES

      BETWEEN DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS

                                       Delaware Business Trust                           Pennsylvania Common Law Trust
----------------------- -----------------------------------------------------   ----------------------------------------------------


Shareholder Rights of  -- The Delaware Act sets forth the rights of               -- The Company documents do not contain any
 Inspection            shareholders to gain access to and receive copies of       provision that authorizes the shareholders to
                       certain Trust documents and records. This right is         inspect any account, book, or document of the
                       qualified by the extent otherwise provided in the          Company.
                       governing instrument of the Trust as well as a
                       reasonable demand standard related to the
                       shareholder's interest as an owner of the DBT.

                       -- Consistent with Delaware law, the By-Laws of the
                       New Company provides that at reasonable times during
                       office hours, a shareholder may inspect the share
                       registry and By-Laws. The By-Laws further permit at
                       any reasonable time during usual business hours for a
                       purpose reasonably related to the shareholder's
                       interests, that a shareholder inspect and copy
                       accounting books and records and minutes of
                       proceedings of the shareholders and the Board of
                       Trustees and any committee or committees of the Board
                       of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Other    -- The Delaware Act does not contain any statutory         -- The Declaration of Trust provides that
 Distributions         limitations on the payment of dividends and other          Trustees may declare dividends from time to time.
                       distributions. The New Company's By-Laws specify that      The Declaration of Trust also provides that
                       the declaration of dividends is subject to the             Trustees may pay and declare such dividends
                       Declaration of Trust and applicable law. In addition,      according to whatever formula they adopt (subject
                       the By-Laws provide that prior to payment of               to any applicable rule, regulation or order of
                       dividends, the New Company may set aside a reserve(s)      the Securities and Exchange Commission or any
                       to meet contingencies, equalizing dividends,               other applicable law or regulation). The Company
                       repairing or maintaining property or for other             has adopted a distribution plan under Rule 12b-1
                       purposes deemed by the Trustees to be in the best          (the "Plan") for certain classes of its shares.
                       interest of the Company.                                   Pursuant to the terms of the various classes of
                                                                                  the Company, dividends paid on the shares of a
                                                                                  particular class (that is subject to the Plan)
                                                                                  shall reflect reductions for payments of fees of
                                                                                  the Plan, if any, relating to that class and
                                                                                  shall not reflect reductions for payments of fees
                                                                                  under the Plan that relate to any other class.
------------------------------------------------------------------------------------------------------------------------------------
Shareholders/          -- Personal liability is limited by the Delaware Act       -- The Company's Declaration of Trust
 Beneficial            to the amount of investment in the trust and may be        limits the personal liability of each
 Owner Liability       further limited or restricted by the governing             shareholder to the amount invested in
                       instrument. Consistent with Delaware law, the              the Company. Trustees are not authorized
                       Declaration of Trust for the New Company provides          to personally bind any shareholder or
                       that the DBT, its trustees, officers, employees, and       demand payment of a shareholder in
                       agents do not have the power to personally bind a          addition to his or her investment unless
                       shareholder. Shareholders of the DBT are entitled to       agreed to by such shareholder.
                       the same limitation of personal liability extended to
                       stockholders of a private corporation organized for        -- The Declaration of Trust further
                       profit under the general corporation law of the State      states that all obligations of the
                       of Delaware.                                               Company shall include a recitation
                                                                                  limiting payment of such obligations to
                                                                                  the Company and its assets. The absence
                                                                                  of such a provision does not, however,
                                                                                  operate to bind any shareholder.
------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES

      BETWEEN DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS

                                      Delaware Business Trust                             Pennsylvania Common Law Trust
--------------------- -----------------------------------------------------     ----------------------------------------------------
Director Trustee      -- Subject to the declaration of trust, the Delaware       -- Under the Declaration of Trust, if
 Liability            Act provides that a trustee, when acting in such           the Trustees have acted under the
                      capacity, may not be held personally liable to any         reasonable belief that their actions are
                      person other than the DBT or a beneficial owner for        in the best interest of the Company,
                      any act, omission or obligation of the DBT or any          they can be held personally liable only
                      trustee. A trustee's duties and liabilities to the         for willful misfeasance, bad faith or
                      DBT and its beneficial owners may be expanded or           gross negligence in the performance of
                      restricted by the provisions of the declaration of         their duties, or by reason of reckless
                      trust.                                                     disregard of their obligations and
                                                                                 duties as Trustees. The Declaration of
                      -- The Declaration of Trust for the New Company            Trust further provides that every
                      provides that the Trustees shall not be liable or          written agreement, obligation or other
                      responsible in any event for any neglect or                undertaking made or issued by the
                      wrongdoing of any officer, agent, employee, manager        Company may contain a provision, which
                      or principal underwriter of the New Company, nor           states that the Trustees will not be
                      shall any Trustee be responsible for the act or            held personally liable under said
                      omission of any other Trustee. In addition, the            instrument. The absence of such a
                      Declaration of Trust also provides that the Trustees       provision, however, shall not operate to
                      acting in their capacity as Trustees, shall not be         bind any Trustee.
                      personally liable for -acts done by or on behalf of
                      the New Company.
------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES

      BETWEEN DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS

                                       Delaware Business Trust                             Pennsylvania Common Law Trust
------------------- -----------------------------------------------------       ----------------------------------------------------

Indemnification     -- The Delaware Act permits a DBT to indemnify               -- Shareholders held personally liable
                    and hold harmless any trustee, beneficial owner or           solely by reason of being a shareholder
                    agent from and against any and all claims and                of the Company are entitled to
                    demands. Consistent with the Delaware Act, the               indemnification from all loss and
                    Declaration of Trust for the New Company                     expense arising from such liability out
                    provides for the indemnification of officers and             of the assets of the Company. Upon
                    trustees from and against any and all claims and             request of a shareholder, the Company
                    demands arising out of or related to the                     will assume the defense of any claim
                    performance of duties as an officer or Trustee. The          against such shareholder for any act or
                    New Company will not indemnify, hold harmless                obligation of the Company and satisfy
                    or relieve from liability trustees or officers for           any judgment based on these claims.
                    those acts or omissions for which they are liable if
                    such conduct constitutes willful misfeasance, bad            -- The Declaration of Trust provides
                    faith, gross negligence or reckless disregard of             that Trustees and former Trustees are
                    their duties.                                                entitled to indemnification for expenses
                                                                                 and liabilities (including settlements
                    -- The Declaration of Trust also provides that any           and related expenses) that are
                    shareholder or former shareholder that is exposed            reasonably incurred in connection with
                    to liability by reason of a claim or demand related          their duties as Trustees. Trustees are
                    to having been a shareholder, and not because of             entitled to indemnification where such
                    his or her acts or omissions, shall be entitled or           Trustee(s) has acted in good faith and
                    beheld harmless and indemnified out of the assets            with the reasonable belief that his or
                    of the DBT.                                                  her actions were in the best interests
                                                                                 of the Company.

                                                                                 -- A Trustee will not be indemnified
                                                                                 against liability (i) which is the
                                                                                 result of willful misfeasance, bad
                                                                                 faith, gross negligence or reckless
                                                                                 disregard of the duties involved in the
                                                                                 conduct of their office; (ii) with
                                                                                 respect to any matter which he or she
                                                                                 has been adjudicated not to have acted
                                                                                 in good faith or in the reasonable
                                                                                 belief that his or her action was in the
                                                                                 best interest of the Company; and (iii)
                                                                                 in the event of a settlement, unless
                                                                                 there has been a determination that the
                                                                                 Trustee did not engage in willful
                                                                                 misfeasance, bad faith, gross negligence
                                                                                 or reckless disregard of the duties
                                                                                 involved in the conduct of his office
                                                                                 by: (a) the court or other body
                                                                                 approving the settlement; (b) the vote
                                                                                 of a majority of the outstanding
                                                                                 beneficial shares of the Company, not
                                                                                 including any beneficial shares of the
                                                                                 Company owned by any affiliated person
                                                                                 of the Company; (c) the vote of
                                                                                 two-thirds of those trustees of the
                                                                                 Company, constituting at least a
                                                                                 majority of such trustees, who are not
                                                                                 themselves involved in the claim,
                                                                                 action, suit or proceeding; or (d) by
                                                                                 written opinion of independent counsel,
                                                                                 provided however, that any shareholder
                                                                                 may, by appropriate legal proceedings,
                                                                                 challenge any such determination by the
                                                                                 Trustees or by independent counsel.

                                                                                 -- The Declaration of Trust also
                                                                                 provides that the Company may make an
                                                                                 advance to a Trustee for expenses
                                                                                 incurred in defending any proceeding
                                                                                 before the final disposition of the
                                                                                 proceeding, provided the Trustee
                                                                                 executes an undertaking that he or she
                                                                                 will repay the Company. A Trustee is not
                                                                                 required to make such an undertaking if
                                                                                 it is later determined that the Trustee
                                                                                 is entitled to indemnification.


------------------------------------------------------------------------------------------------------------------------------------

                    COMPARISON AND SIGNIFICANT DIFFERENCES

      BETWEEN DELAWARE BUSINESS TRUSTS AND PENNSYLVANIA COMMON LAW TRUSTS

                                    Delaware Business Trust                                Pennsylvania Common Law Trust
-------------------  ----------------------------------------------------       ----------------------------------------------------
Insurance            -- The Delaware Act does not contain a provision           -- The Company's Declaration of Trust
                     specifically related to insurance. The New Company's       provides that any rights of
                     Declaration of Trust provides that the Trustees shall      indemnification may be insured against
                     be entitled and have the authority to purchase with        by policies maintained by the Company.
                     Company assets insurance for liability and for all         Any such policies: (i) shall be
                     expenses reasonably incurred or paid or expected to        severable; (ii) shall not affect any
                     be paid by a Trustee or officer in connection with         other rights to which any Trustee may
                     any claim, or proceeding in which he or she becomes        now or hereafter be entitled; (iii)
                     involved by virtue of his or her capacity (or former       shall continue as to former Trustees;
                     capacity) with the Company. The By-Laws of the New         and (iv) shall inure to the benefit of
                     Company permits such insurance coverage to extend to       the heirs, executors and administrators
                     employees and other agents of the Company.                 of Trustees and former Trustees.

                     -- In addition, the New Companys' By-Laws provide
                     that a trustee is not entitled to indemnification
                     from liability: (i) with respect to any claim, issue
                     or matter as to which such trustee shall have been
                     adjudged to be liable in the performance of his or
                     her duty to the Company, unless the court in which
                     that action was brought shall determine that the
                     trustee is fairly and rasonably entitled to
                     indemnity; or (ii) with respect to any claim, issue
                     or matter as to which the trustee shall have been
                     adjudged to be liable on the basis that personal
                     benefit was improperly received by the trustee,
                     whether or not the benefit resulted from an action
                     taken in the trustee's official capacity; or (iii)
                     with respect to amounts paid in settling or otherwise
                     disposing of a threatened or pending action with or
                     without court approval, or of expenses incurred in
                     defending a threatened or pending action which
                     settled or was otherwise disposed of without court
                     approval, unless the Company's Board of Trustees has
                     found that the trustee has acted in accordance with
                     the appropriate standard of conduct.
------------------------------------------------------------------------------------------------------------------------------------

                                   N-9

DELAWARE
INVESTMENTS
-----------
DELAWARE INVESTMENTS
1818 MARKET STREET
PHILADELPHIA, PA 19103



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  The
Undersigned hereby appoints Jeffrey J. Nick and David K. Downes, or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting Of Shareholders of the above Fund to be held at The Union League, 140 South Broad Street, Philadelphia, Pennsylvania, on March 17, 1999 at 10:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess, if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the lower portion of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                DELAW1               KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------
                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                DETACH AND RETURN THIS PORTION ONLY



Vote On Directors
1.   To elect the following nominees as Directors of the Company
     01) JEFFREY J. NICK                 06) THOMAS F. MADISON
     02) WALTER P. BABICH                07) CHARLES E. PECK
     03) JOHN H. DURHAM                  08) WAYNE A. STORK
     04) ANTHONY D. KNERR                09) JAN R. YEOMANS
     05) ANN R. LEVEN


                                For              Withhold        For All
                                All                All           Except
                                [ ]                [ ]             [ ]


                    To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

                    ------------------------------------------------------

Vote On Proposals                                 For      Against       Abstain

2.   To approve the redesignation of the          [ ]        [ ]           [ ]
     Fund's investment objective from
     fundamental to non-fundamental

3.   To approve standardized fundamental          [ ]        [ ]           [ ]
     investment restrictions for the
     Fund (proposal involves separate
     votes on sub-proposals 3A-3G)

     3A.  To adopt a new fundamental              [ ]        [ ]           [ ]
          investment restriction
          concerning concentration of
          the Fund's investments in the
          same industry

     3B.  To adopt a new fundamental              [ ]        [ ]           [ ]
          investment restriction
          concerning borrowing money and
          issuing senior securities

     3C.  To adopt a new fundamental              [ ]        [ ]           [ ]
          investment restriction
          concerning underwriting

     3D.  To adopt a new fundamental              [ ]        [ ]           [ ]
          investment restriction
          concerning investments in real
          estate

     3E.  To adopt a new fundamental              [ ]        [ ]           [ ]
          investment restriction
          concerning investments in
          commodities

     3F.  To adopt a new fundamental              [ ]        [ ]           [ ]
          investment restriction
          concerning lending by the Fund

     3G.  To redesignate all current              [ ]        [ ]           [ ]
          fundamental investment
          restrictions as
          non-fundamental

4.   To approve a new investment                  [ ]        [ ]           [ ]
     management agreement for the Fund

5.   To approve a new sub-advisory                [ ]        [ ]           [ ]
     agreement for the Fund

6.   To ratify the selection of Ernst &           [ ]        [ ]           [ ]
     Young LLP, as independent auditors
     for the Company

7.   To approve the restructuring of the          [ ]        [ ]           [ ]
     Company from its current form of
     organization into a Delaware
     business trust

PLEASE DATE AND SIGN NAME OR NAMES BELOW
AS PRINTED ABOVE TO AUTHORIZE THE VOTING
OF YOUR SHARES AS INDICATED ABOVE, WHERE
SHARES ARE REGISTERED WITH JOINT OWNERS,
ALL OWNERS SHOULD SIGN. PERSONS SIGNING
AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR
OTHER REPRESENTATIVE SHOULD GIVE FULL
TITLE AS SUCH.






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 Signature [PLEASE SIGN WITHIN BOX]    Date




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 Signature (Joint Owners)              Date